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                                                                Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------------x
                                                   :
IN RE                                              : Chapter 11
                                                   :
SOLUTIA INC., ET AL.,                              : Case No. 03-17949 (PCB)
                                                   :
         Debtors.                                  : (Jointly Administered)
                                                   :
---------------------------------------------------x


THIS PLAN APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises Inc.       Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---



                    DEBTORS' JOINT PLAN OF REORGANIZATION
                    -------------------------------------

                                             KIRKLAND & ELLIS LLP
                                             Citigroup Center
                                             153 East 53rd Street
                                             New York, New York 10022-4611
                                             Telephone: (212) 446-4800
                                             Facsimile: (212) 446-4900
                                             Richard M. Cieri (RC 6062)
                                             Jonathan S. Henes (JH 1979)

                                             Counsel to the Debtors and Debtors
                                             in Possession

Dated: February 14, 2006



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INTRODUCTION......................................................................................................1

ARTICLE I DEFINED TERMS, RULES OF INTERPRETATION AND COMPUTATION OF TIME..........................................1
         A.       Defined Terms...................................................................................1
                  1.       "Abernathy Settlement Agreement".......................................................1
                  2.       "Actual Amount"........................................................................1
                  3.       "Additional Shares Numerator"..........................................................1
                  4.       "Adjusted GUC Recovery"................................................................1
                  5.       "Administrative Expense Claim".........................................................1
                  6.       "Administrative Expense Claim Bar Date"................................................2
                  7.       "Affiliate"............................................................................2
                  8.       "Allowed Claim"........................................................................2
                  9.       "Allowed . . . Claim"..................................................................2
                  10.      "Anniston Global Settlement Agreement".................................................2
                  11.      "Anniston Litigation Settlement Agreements"............................................2
                  12.      "Anniston Side Letter Agreement".......................................................2
                  13.      "Avoidance Actions"....................................................................2
                  14.      "Axio Claims"..........................................................................2
                  15.      "Axio Liquidation Sale"................................................................2
                  16.      "Backstop Fee".........................................................................2
                  17.      "Backstop Fee Order"...................................................................3
                  18.      "Ballot"...............................................................................3
                  19.      "Bankruptcy Code"......................................................................3
                  20.      "Bankruptcy Court".....................................................................3
                  21.      "Bankruptcy Rules".....................................................................3
                  22.      "Bar Date".............................................................................3
                  23.      "Bar Date Order".......................................................................3
                  24.      "Base GUC Recovery"....................................................................3
                  25.      "Business Day".........................................................................3
                  26.      "Cash".................................................................................3
                  27.      "Causes of Action".....................................................................3
                  28.      "CERCLA"...............................................................................3
                  29.      "Chapter 11 Cases".....................................................................3
                  30.      "Chemicals Assets".....................................................................4
                  31.      "Chemicals Liabilities"................................................................4
                  32.      "Claim"................................................................................4
                  33.      "Claims Adjustment Value"..............................................................4
                  34.      "Claims Difference"....................................................................4
                  35.      "Claims Objection Deadline"............................................................4
                  36.      "Class"................................................................................4
                  37.      "Commercial and Operating Agreements"..................................................4
                  38.      "Confirmation".........................................................................4
                  39.      "Confirmation Date"....................................................................4
                  40.      "Confirmation Hearing".................................................................4
                  41.      "Confirmation Order"...................................................................4
                  42.      "Consummation".........................................................................4
                  43.      "Convenience Claims"...................................................................4
                  44.      "Court Approved Equity Value"..........................................................4

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                  45.      "Creditors' Committee".................................................................4
                  46.      "Debtor Intercompany Claim"............................................................4
                  47.      "DIP Agreement"........................................................................5
                  48.      "DIP Claims"...........................................................................5
                  49.      "DIP Lender"...........................................................................5
                  50.      "Directors' and Officer Indemnity Claims"..............................................5
                  51.      "Disclosure Statement Order"...........................................................5
                  52.      "Disputed Claim".......................................................................5
                  53.      "Disputed General Unsecured Claim".....................................................5
                  54.      "Distribution".........................................................................5
                  55.      "Distribution Agreement"...............................................................5
                  56.      "Distribution Date"....................................................................5
                  57.      "Distribution Record Date".............................................................5
                  58.      "Effective Date".......................................................................5
                  59.      "Eligible Holder"......................................................................5
                  60.      "Entity"...............................................................................5
                  61.      "Environmental Liability"..............................................................5
                  62.      "Environmental Liability Costs"........................................................5
                  63.      "Equity Committee".....................................................................5
                  64.      "Equity Committee Adversary Proceeding"................................................6
                  65.      "Equity Interest"......................................................................6
                  66.      "ERISA"................................................................................6
                  67.      "Estate" and, collectively, "Estates"..................................................6
                  68.      "Exchange Act".........................................................................6
                  69.      "Executory Contract and/or Unexpired Lease"............................................6
                  70.      "Exit Financing Facility"..............................................................6
                  71.      "Exit Financing Facility Agent Bank"...................................................6
                  72.      "Exit Financing Facility Commitment Letter"............................................6
                  73.      "Final Order"..........................................................................6
                  74.      "Formalin Purchase Agreement"..........................................................6
                  75.      "Funding Co"...........................................................................6
                  76.      "Funding Co Charter"...................................................................6
                  77.      "General Unsecured Claims".............................................................6
                  78.      "General Unsecured Claims Reserve".....................................................7
                  79.      "General Unsecured Claims Pool Adjustment".............................................7
                  80.      "Global Settlement"....................................................................7
                  81.      "GUC Stock Pool".......................................................................7
                  82.      "HCN Purchase Agreement"...............................................................7
                  83.      "HMD Purchase Agreement"...............................................................7
                  84.      "HMTA Purchase Agreement"..............................................................7
                  85.      "Holdback Amount"......................................................................7
                  86.      "Holdback Escrow Account"..............................................................7
                  87.      "Holder" and, collectively, "Holders"..................................................7
                  88.      "HSR Act"..............................................................................8
                  89.      "Impaired".............................................................................8
                  90.      "Impaired Claim".......................................................................8
                  91.      "Impaired Class".......................................................................8
                  92.      "Incentive Stock Option Plan"..........................................................8
                  93.      "Insured Claims".......................................................................8
                  94.      "Interim Distribution".................................................................8
                  95.      "Internal Revenue Code"................................................................8

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                  96.      "IRS"..................................................................................8
                  97.      "Legacy Claims"........................................................................8
                  98.      "Legacy Sites".........................................................................8
                  99.      "Legacy Site Claims"...................................................................8
                  100.     "Lien".................................................................................8
                  101.     "Master Operating Agreement"...........................................................8
                  102.     "Monsanto".............................................................................8
                  103.     "Monsanto Claims"......................................................................8
                  104.     "Monsanto Contribution"................................................................8
                  105.     "Monsanto Funding Co Contribution".....................................................9
                  106.     "Monsanto/Pharmacia Injunction"........................................................9
                  107.     "Monsanto Pool A Stock Amount".........................................................9
                  108.     "Monsanto's Professionals".............................................................9
                  109.     "Monsanto Reserve".....................................................................9
                  110.     "Monsanto Tort Management".............................................................9
                  111.     "National Securities Exchange".........................................................9
                  112.     "New By-laws"..........................................................................9
                  113.     "New Certificate of Incorporation".....................................................9
                  114.     "New Common Stock"....................................................................10
                  115.     "Nominee".............................................................................10
                  116.     "Non-Debtor Intercompany Claim".......................................................10
                  117.     "NRD Claims"..........................................................................10
                  118.     "NYSE"................................................................................10
                  119.     "Ordinary Course Professionals Order".................................................10
                  120.     "PBGC"................................................................................10
                  121.     "PCBs"................................................................................10
                  122.     "Pension Plan"........................................................................10
                  123.     "Percentage Recovery".................................................................10
                  124.     "Person"..............................................................................10
                  125.     "Petition Date".......................................................................10
                  126.     "Pharmacia"...........................................................................10
                  127.     "Pharmacia Contribution"..............................................................11
                  128.     "Pharmacia Claims"....................................................................11
                  129.     "Plan Documents"......................................................................11
                  130.     "Plan Supplement".....................................................................11
                  131.     "Pool A Common Stock".................................................................11
                  132.     "Pool B Common Stock".................................................................11
                  133.     "Pool C Common Stock".................................................................11
                  134.     "Prepetition Indenture"...............................................................11
                  135.     "Prepetition Indenture Trustee".......................................................11
                  136.     "Prepetition Indenture Trustee Adversary Proceeding"..................................12
                  137.     "Priority Non-Tax Claim"..............................................................12
                  138.     "Priority Tax Claim"..................................................................12
                  139.     "Pro Rata"............................................................................12
                  140.     "Professional"........................................................................12
                  141.     "Professional Fee Claims".............................................................12
                  142.     "Professional Fee Order"..............................................................12
                  143.     "Quarterly Distribution Date".........................................................12
                  144.     "Registration Rights Agreement".......................................................12
                  145.     "Reinstated" or "Reinstatement".......................................................12
                  146.     "Relationship Agreement"..............................................................13

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                  147.     "Reorganized . . ."...................................................................13
                  148.     "Restructuring Transactions"..........................................................13
                  149.     "Restructuring Transactions Agreement"................................................13
                  150.     "Retained Sites"......................................................................13
                  151.     "Retirees"............................................................................13
                  152.     "Retiree Approval Order"..............................................................13
                  153.     "Retiree Benefits"....................................................................13
                  154.     "Retiree Claim".......................................................................13
                  155.     "Retirees' Committee".................................................................14
                  156.     "Retiree Settlement Agreement"........................................................14
                  157.     "Retiree Trust".......................................................................14
                  158.     "Rights"..............................................................................14
                  159.     "Rights Offering".....................................................................14
                  160.     "Rights Offering Order"...............................................................14
                  161.     "Rights Offering Procedures"..........................................................14
                  162.     "Rights Subscription Exercise Form"...................................................14
                  163.     "Schedules"...........................................................................14
                  164.     "Secured Claim".......................................................................14
                  165.     "Securities Act"......................................................................14
                  166.     "Security Claims".....................................................................14
                  167.     "Senior Secured Notes"................................................................14
                  168.     "Senior Secured Note Claims"..........................................................14
                  169.     "Separation Agreement"................................................................15
                  170.     "Settled Adversary Proceedings".......................................................15
                  171.     "Shareholders Agreement"..............................................................15
                  172.     "Shared Sites"........................................................................15
                  173.     "Spinoff".............................................................................15
                  174.     "Spinoff Indemnity Claim".............................................................15
                  175.     "Stipulation of Amount and Nature of Claim"...........................................15
                  176.     "Subsidiary" or "Subsidiaries"........................................................15
                  177.     "Tolbert Settlement Agreement"........................................................15
                  178.     "Tort Claims".........................................................................15
                  179.     "Treasury Regulations"................................................................16
                  180.     "Undeliverable Distribution"..........................................................16
                  181.     "Uniform Commercial Code".............................................................16
                  182.     "Unimpaired"..........................................................................16
                  183.     "Unimpaired Claim"....................................................................16
                  184.     "Unimpaired Class"....................................................................16
                  185.     "United States of America"............................................................16
                  186.     "Unsecured Claim".....................................................................16
                  187.     "Unsecured Notes Claims"..............................................................16
                  188.     "Value"...............................................................................16
                  189.     "Voting Agent"........................................................................16
                  190.     "Voting Deadline".....................................................................16
                  191.     "Voting Record Date"..................................................................16
         B.       Rules of Interpretation and Computation of Time................................................17
                  1.       Rules of Interpretation...............................................................17
                  2.       Computation of Time...................................................................17

ARTICLE II CLASSES OF CLAIMS AND EQUITY INTERESTS................................................................18

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ARTICLE III TREATMENT OF CLAIMS AND EQUITY INTERESTS.............................................................19
         A.       Unclassified Claims............................................................................19
                  1.       Payment of Administrative Expense Claims..............................................19
                  2.       Payment of Priority Tax Claims........................................................21
         B.       Unimpaired Classes of Claims...................................................................21
                  1.       Priority Non-Tax Claims (Class 1).....................................................21
                  2.       Secured Claims (Class 2)..............................................................21
                  3.       Senior Secured Note Claim (Class 3)...................................................22
                  4.       Convenience Claims (Class 4)..........................................................22
                  5.       NRD Claims (Class 5)..................................................................22
                  6.       Insured Claims (Class 6)..............................................................23
                  7.       Tort Claims (Class 7).................................................................23
         C.       Impaired Classes of Claims and Equity Interests................................................23
                  1.       Monsanto Claims (Class 8).............................................................23
                  2.       Legacy Site Claims (Class 9)..........................................................24
                  3.       General Unsecured Claims (Class 10)...................................................24
                  4.       Retiree Claim (Class 11)..............................................................24
                  5.       Non-Debtor Intercompany Claims (Class 12).............................................24
                  6.       Debtor Intercompany Claims (Class 13).................................................25
                  7.       Axio Claims (Class 14)................................................................25
                  8.       Security Claims (Class 15)............................................................25
                  9.       Equity Interests (Class 16)...........................................................26

ARTICLE IV ACCEPTANCE OR REJECTION OF THE PLAN...................................................................27
         A.       Special Provisions Governing Unimpaired Claims.................................................27
         B.       Classes Entitled to Vote.......................................................................27
         C.       Cramdown.......................................................................................27

ARTICLE V MEANS FOR IMPLEMENTATION OF THE PLAN...................................................................28
         A.       General Settlement of Claims...................................................................28
         B.       Global Settlement..............................................................................28
                  1.       Monsanto Funding Co Contribution......................................................28
                  2.       Monsanto Contribution.................................................................28
                  3.       Pharmacia Contribution................................................................30
                  4.       Settlement With Retirees..............................................................31
                  5.       Settled Adversary Proceedings.........................................................31
                  6.       Solutia's Assumption of Certain Environmental Liability...............................31
         C.       Restructuring Transactions.....................................................................31
         D.       Continued Corporate Existence and Vesting of Assets in the Reorganized Debtors.................32
         E.       Execution of Plan Documents....................................................................32
         F.       Corporate Governance, Directors and Officers and Corporate Action of the Reorganized
                  Debtors........................................................................................32
                  1.       New Certificates of Incorporation and New By-Laws.....................................32
                  2.       Directors and Officers of the Reorganized Debtors.....................................32
                  3.       Corporate Action......................................................................33
                  4.       The New Common Stock..................................................................33
                  5.       Shareholders Agreement................................................................33
         G.       Exit Financing Facility, Obtaining Cash for Distributions and Transfers of Funds Among
                  the Debtors....................................................................................33
         H.       Rights Offering................................................................................34

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                  1.       Rights Offering Procedures............................................................34
                  2.       The Backstop Underwriting.............................................................34
         I.       Incentive Stock Option Plan....................................................................34
         J.       Release of Liens and Guarantee Claims..........................................................34
         K.       Cancellation of Existing Securities and Agreements.............................................34
         L.       Effectuating Documents.........................................................................35
         M.       Employment and Other Benefits Programs.........................................................35

ARTICLE VI TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.................................................36
         A.       Assumption and Rejection of Executory Contracts and Unexpired Leases...........................36
         B.       Claims Based on Rejection of Executory Contracts or Unexpired Leases...........................36
         C.       Cure of Defaults for Executory Contracts and Unexpired Leases Assumed..........................36
         D.       Insurance Policies.............................................................................37
         E.       Anniston Settlement............................................................................37
         F.       Assumption of Pension Obligations..............................................................37
         G.       Contracts and Leases Entered Into After the Petition Date......................................37

ARTICLE VII PROVISIONS GOVERNING DISTRIBUTIONS...................................................................38
         A.       Distributions for Claims Allowed as of the Effective Date......................................38
         B.       Delivery of Distributions......................................................................38
         C.       Delivery and Distributions and Undeliverable or Unclaimed Distributions........................38
                  1.       Delivery of Distributions in General..................................................38
                  2.       Undeliverable Distributions...........................................................38
         D.       Compliance with Tax Requirements/Allocations...................................................39
         E.       Record Date for Distribution...................................................................39
         F.       Distributions of Whole Shares Only.............................................................39
         G.       Set-offs and Recoupments.......................................................................39
         H.       Surrender of Cancelled Instruments or Securities...............................................39
         I.       The General Unsecured Claims Pool Adjustment...................................................40
         J.       The Monsanto Reserve...........................................................................42
                  1.       Deposit of New Common Stock on the Effective Date.....................................42
                  2.       Procedure For Distributing New Common Stock to Monsanto...............................42
                  3.       Property Held in Monsanto Reserve.....................................................42
         K.       The General Unsecured Claims Reserve...........................................................43
                  1.       Deposit of New Common Stock on the Effective Date.....................................43
                  2.       Calculation of Disputed General Unsecured Claims Reserve..............................43
                  3.       Procedure For Distributing New Common Stock to Holders of Allowed General
                           Unsecured Claims......................................................................43
                  4.       Property Held in General Unsecured Claims Reserve.....................................44

ARTICLE VIII PROCEDURES FOR TREATING DISPUTED CLAIMS.............................................................45
         A.       Objections to Claims...........................................................................45
         B.       General Unsecured Claims Monitor...............................................................45
         C.       No Distributions Pending Allowance.............................................................46
         D.       Estimation of Claims...........................................................................46

ARTICLE IX CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN.....................................47
         A.       Condition Precedent to Confirmation............................................................47
         B.       Conditions Precedent to Effective Date.........................................................48
         C.       Effect of Failure of Conditions................................................................48

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         D.       Waiver of Conditions...........................................................................49

ARTICLE X INJUNCTIONS, RELEASES, EXCULPATION AND DISCHARGE.......................................................50
         A.       Injunctions....................................................................................50
                  1.       DEBTORS' INJUNCTION...................................................................50
                  2.       MONSANTO/PHARMACIA INJUNCTION.........................................................50
         B.       Releases.......................................................................................51
                  1.       RELEASES BY THE DEBTORS...............................................................51
                  2.       RELEASES BY HOLDERS OF CLAIMS AND EQUITY INTERESTS....................................52
                  3.       RETIREE RELEASE AND INJUNCTION........................................................53
         C.       EXCULPATION AND LIMITATION OF LIABILITY........................................................53
         D.       DISCHARGE OF CLAIMS AND TERMINATION OF EQUITY INTERESTS........................................53

ARTICLE XI RETENTION OF JURISDICTION.............................................................................55
         A.       Retention of Jurisdiction......................................................................55

ARTICLE XII MISCELLANEOUS PROVISIONS.............................................................................57
         A.       Binding Effect.................................................................................57
         B.       Preservation of Avoidance Actions..............................................................57
         C.       Claims of the United States of America.........................................................57
         D.       Applicability of Section 1125(e) of the Bankruptcy Code........................................57
         E.       Dissolution of the Creditors' Committee, Retirees' Committee and Equity Committee..............57
         F.       Payment of Statutory Fees......................................................................58
         G.       Modification of the Plan.......................................................................58
         H.       Severability...................................................................................58
         I.       Revocation or Withdrawal of the Plan...........................................................58
         J.       Section 1145 Exemption.........................................................................58
         K.       Section 1146 Exemption.........................................................................59
         L.       Notices........................................................................................59
                  1.       The Debtors and the Reorganized Debtors...............................................59
                  2.       The Creditors' Committee..............................................................59
                  3.       The Retirees' Committee...............................................................60
                  4.       The Equity Committee..................................................................60
                  5.       The DIP Lenders.......................................................................60
                  6.       The United States Trustee.............................................................61
                  7.       Monsanto..............................................................................61
                  8.       Pharmacia.............................................................................61
         M.       Governing Law..................................................................................61
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                              TABLE OF EXHIBITS

Exhibit A      Relationship Agreement
Exhibit B      Retiree Settlement Agreement
Exhibit C      Exit Financing Facility Commitment Letter
Exhibit D      Form of New Bylaws
Exhibit E      Form of New Certificates of Incorporation
Exhibit F      Initial Directors and Officers of Each Reorganized Debtor
Exhibit G      List of Executory Contracts and Unexpired Leases to be Assumed
Exhibit H      Rights Offering Procedures
Exhibit I      Incentive Stock Option Plan
Exhibit J      Registration Rights Agreement
Exhibit K      Funding Co Charter
Exhibit L      Shareholders Agreement
Exhibit M      Restructuring Transaction Agreement

                                    viii


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                                INTRODUCTION

         Solutia Inc. ("Solutia"), together with its direct and indirect subsidiaries and its Affiliates Solutia Business Enterprises Inc., Solutia Systems, Inc., Solutia Overseas, Inc., CPFilms Inc., Solutia Management Company, Inc., Monchem International, Inc., Axio Research Corporation, Solutia Investments, LLC, Beamer Road Management Company, Monchem, Inc., Solutia Inter-America, Inc., Solutia International Holding, LLC, Solutia Taiwan, Inc. and Solutia Greater China, Inc., as debtors and debtors in possession (collectively, the "Debtors"), propose this joint plan of reorganization (the "Plan") for the resolution of the outstanding claims against, and equity interests in, the Debtors. The Debtors are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code (as defined below). Reference is made to the Debtors' disclosure statement, which was filed with the Bankruptcy Court on February 14, 2006 (the "Disclosure Statement"), for a discussion of the Debtors' history, businesses, results of operations, historical financial information, accomplishments during the Chapter 11 Cases (as defined below), projections and properties, and for a summary and analysis of this Plan and the settlements contemplated herein and the Plan Documents. There also are other agreements and documents, which are or will be filed with the Bankruptcy Court, that are referenced in this Plan or the Disclosure Statement.

                                  ARTICLE I

                   DEFINED TERMS, RULES OF INTERPRETATION
                           AND COMPUTATION OF TIME

A.       DEFINED TERMS

         As used in this Plan, capitalized terms have the meanings set forth below or in the Introduction above. Any terms that are not otherwise defined herein, but that are used in the Bankruptcy Code or the Bankruptcy Rules (each as defined below), will have the meaning ascribed to them in the Bankruptcy Code or the Bankruptcy Rules, as applicable.

         1. "ABERNATHY SETTLEMENT AGREEMENT" means that certain settlement agreement, dated September 9, 2003, resolving the lawsuit captioned Sabrina Abernathy, et al. v. Monsanto Company, et al., Civil Action No. CY-01-832 (Etowah County).

         2. "ACTUAL AMOUNT" shall have the meaning set forth in Section VII.I hereof.

         3. "ADDITIONAL SHARES NUMERATOR" shall have the meaning set forth in Section VII.I hereof.

         4. "ADJUSTED GUC RECOVERY" shall have the meaning set forth in
Section VII.I hereof.

         5. "ADMINISTRATIVE EXPENSE CLAIM" means a Claim for costs and expenses of administering the Estates that is allowed under sections 503(b), 507(b) or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the respective Estates and operating the businesses of the Debtors (such as wages, salaries, commissions for services and payments for inventories, leased equipment and premises), including DIP Claims; (b) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under sections 330(a) or 331 of the Bankruptcy Code, including Professional Fee Claims; (c) all fees and charges assessed against the Estates under chapter 123 of title 28, United States Code, 28 U.S.C. Sections 1911-1930; and (d) Claims for reclamation allowed in accordance with section 546(c)(2) of the Bankruptcy Code and section 2-702 of the Uniform Commercial Code.

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         6. "ADMINISTRATIVE EXPENSE CLAIM BAR DATE" means the date that is the forty-fifth (45th) day after the Effective Date.

         7. "AFFILIATE" means, with respect to any Person or Entity, a Person or Entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person or Entity; provided, however, that in no event shall any
                             --------  -------
of Monsanto, Solutia, Reorganized Solutia or Pharmacia be considered to be affiliated for purposes of the Plan.

         8. "ALLOWED CLAIM" means:

                  a. a Claim that: (i) has been listed by a particular Debtor on its Schedules as other than disputed, contingent or unliquidated; and (ii) is not otherwise a Disputed Claim;

                  b. a Claim (i) for which a proof of Claim or request for payment of Administrative Claim has been filed by the applicable Bar Date or otherwise been deemed timely filed under applicable law or order of the Bankruptcy Court; (ii) as to which the Claims Objection Deadline has passed; and (iii) that is not otherwise a Disputed Claim; or

                  c. a Claim that is allowed: (i) in any Stipulation of Amount and Nature of Claim; (ii) in any contract, instrument or other agreement entered into in connection with the Plan and approved by the Bankruptcy Court; (iii) in a Final Order; or (iv) pursuant to the terms of the Plan.

         9. "ALLOWED . . . CLAIM" means an Allowed Claim in the particular Class or category specified. Any reference herein to a particular Allowed Claim includes both the secured and unsecured portions of such Claim, as applicable.

         10. "ANNISTON GLOBAL SETTLEMENT AGREEMENT" means that certain Global Settlement Agreement, dated September 9, 2003, among Solutia, Monsanto and Pharmacia, which resolved certain lawsuits pending against Solutia, Monsanto and Pharmacia in the United States District Court, Northern District of Alabama and in the Circuit Court, Etowah County, Alabama and was approved by those courts.

         11. "ANNISTON LITIGATION SETTLEMENT AGREEMENTS" means the Abernathy Settlement Agreement together with the Tolbert Settlement Agreement.

         12. "ANNISTON SIDE LETTER AGREEMENT" means that certain agreement, dated August 20, 2003, among Solutia, Monsanto and Pharmacia which sets forth their respective obligations under the Anniston Litigation Settlement Agreements.

         13. "AVOIDANCE ACTIONS" means any and all actual or potential Claims to avoid a transfer of property or an obligation incurred by the Debtor pursuant to any applicable section of the Bankruptcy Code, including sections 544, 545, 547, 548, 549, 550, 551, 553(b) and 724(a) of the
Bankruptcy Code.

         14. "AXIO CLAIMS" means all Claims against Axio Research
Corporation.

         15. "AXIO LIQUIDATION SALE" means that certain sale of the assets of Axio Research Corporation pursuant to that certain order of the Bankruptcy Court dated December 16, 2004.

         16. "BACKSTOP FEE" means the $12.5 million fee to be paid to Monsanto for Monsanto's underwriting of the Rights Offering; provided,
                                                             --------
however, that such Backstop Fee shall be waived by Monsanto on the Effective
-------
Date as set forth in the Backstop Fee Order.

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

         17. "BACKSTOP FEE ORDER" means that certain order of the Bankruptcy Court entered on ______, ____, approving the Backstop Fee and which may be included in the Disclosure Statement Order.

         18. "BALLOT" means the ballot forms distributed to each Holder of an Impaired Claim on which the Holder may indicate, among other things, whether it accepts or rejects the Plan.

         19. "BANKRUPTCY CODE" means title 11 of the United States Code, as applicable to the Chapter 11 Cases.

         20. "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of New York, which has jurisdiction over the Chapter 11 Cases and, to the extent of the withdrawal of any reference under section 157 of title 28 of the United States Code, the United States District Court for the Southern District of New York.

         21. "BANKRUPTCY RULES" means, collectively, the Federal Rules of Bankruptcy Procedure and the local rules of the Bankruptcy Court, as applicable to the Chapter 11 Cases.

         22. "BAR DATE" means, with respect to Claims against the Debtors,
(a) November 30, 2004, or (b) any other bar date for the filing of Claims established by (i) the Bar Date Order, (ii) a separate order of the Bankruptcy Court, (iii) a stipulation between or among the Debtors and a Holder in connection with the Chapter 11 Cases or (iv) a supplemental bar date established by the Debtors in accordance with the Bar Date Order.

         23. "BAR DATE ORDER" means that certain order of the Bankruptcy Court entered on October 1, 2004, which established a Bar Date for filing proofs of Claims in the Chapter 11 Cases, as the same may be amended, modified or supplemented.

         24. "BASE GUC RECOVERY" shall have the meaning set forth in Section VII.I hereof.

         25. "BUSINESS DAY" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

         26. "CASH" means legal tender of the United States of America.

         27. "CAUSES OF ACTION" means all actions, causes of action, liabilities, obligations, rights, suits, damages, judgments, remedies, demands, setoffs, defenses, recoupments, crossclaims, counterclaims, third-party claims, indemnity claims, contribution claims or any other claims whatsoever, whether known or unknown, matured or unmatured, fixed or contingent, liquidated or unliquidated, disputed or undisputed, suspected or unsuspected, foreseen or unforeseen, direct or indirect, choate or inchoate, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon any act or omission or other event occurring prior to the Petition Date or during the course of the Chapter 11 Cases, including through the Effective Date.

         28. "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Sections 9601, et seq.
-- ---

         29. "CHAPTER 11 CASES" means (a) when used with reference to a particular Debtor, the chapter 11 case pending for that Debtor under chapter 11 of the Bankruptcy Code in the Bankruptcy Court and (b) when used with reference to all Debtors, the procedurally consolidated chapter 11 cases pending for the Debtors in the Bankruptcy Court.

         30. "CHEMICALS ASSETS" means the assets constituting "Chemicals Assets" as defined and set forth in the Distribution Agreement.

         31. "CHEMICALS LIABILITIES" means the liabilities constituting "Chemicals Liabilities" as defined and set forth in the Distribution Agreement.

         32. "CLAIM" means a "claim," as defined in section 101(5) of the Bankruptcy Code, against any Debtor.

         33. "CLAIMS ADJUSTMENT VALUE" shall have the meaning set forth in
Section VII.I hereof.

         34. "CLAIMS DIFFERENCE" shall have the meaning set forth in Section VII.I hereof.

         35. "CLAIMS OBJECTION DEADLINE" means, for each Claim, the later of
(a) 180 days after the Effective Date and (b) such other period of limitation as may be specifically fixed by an order of the Bankruptcy Court for objecting to such Claim.

         36. "CLASS" means a class of Claims or Equity Interests, as described in Article II herein.

         37. "COMMERCIAL AND OPERATING AGREEMENTS" means the Master Operating Agreement, the HCN Purchase Agreement, the HMD Purchase Agreement, the HMTA Purchase Agreement and the Formalin Purchase Agreement.

         38. "CONFIRMATION" means the entry of the Confirmation Order on the docket of the Chapter 11 Cases.

         39. "CONFIRMATION DATE" means the date on which the Bankruptcy Court enters the Confirmation Order on its docket, within the meaning of Bankruptcy Rules 5003 and 9021.

         40. "CONFIRMATION HEARING" means the hearing held by the Bankruptcy Court on Confirmation of the Plan, as such hearing may be continued from time to time.

         41. "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

         42. "CONSUMMATION" means the occurrence of the Effective Date.

         43. "CONVENIENCE CLAIMS" means a Claim that otherwise would be a General Unsecured Claim included in Class 10, but (a) the amount of such Claim is equal to or less than $2,500 or (b) the Holder of such Claim, in full settlement of such Claim, agrees, by the applicable voting deadline as specified in the Disclosure Statement, pursuant to an election made by such Holder on its Ballot, to reduce such Claim to $2,500.

         44. "COURT APPROVED EQUITY VALUE" means $________ (i.e., the
                                                            ----
aggregate value of all equity interests in Reorganized Solutia, as approved by the Bankruptcy Court).

         45. "CREDITORS' COMMITTEE" means the official committee of unsecured creditors of the Debtors appointed by the United States Trustee in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

         46. "DEBTOR INTERCOMPANY CLAIM" means any Claim of one Debtor against another Debtor.

         47. "DIP AGREEMENT" means that certain Financing Agreement, dated as of January 16, 2004, as amended on March 1, 2004, July 20, 2004 and June 1, 2005, among Solutia and Solutia Business Enterprises Inc, as borrowers, all of the other Debtors, as guarantors, Citicorp USA, Inc., as administrative, collateral and documentation agent, and Citibank, N.A., as Issuer, and the lenders party thereto, as the same may be amended from time to time prior to the Confirmation Date.

         48. "DIP CLAIMS" means all Claims arising under or pursuant to the DIP Agreement.

         49. "DIP LENDER" means, collectively, (a) those entities identified as "Lenders" in the DIP Agreement and their respective successors and assigns and (b) Citibank, N.A. (as Issuer).

         50. "DIRECTORS' AND OFFICER INDEMNITY CLAIMS" means all Claims filed by the Debtors' current and former directors, officers and employees for indemnification or contribution.

         51. "DISCLOSURE STATEMENT ORDER" means that certain order of the Bankruptcy Court entered on ________, 2006, which is annexed to the Disclosure Statement as Exhibit B.

         52. "DISPUTED CLAIM" means any Claim which is not an Allowed Claim.

         53. "DISPUTED GENERAL UNSECURED CLAIM" means any General Unsecured Claim that, as of the date of determination, is a Disputed Claim.

         54. "DISTRIBUTION" means any distribution made under the Plan to a Holder of an Allowed Claim.

         55. "DISTRIBUTION AGREEMENT" means that certain agreement, dated as of September 1, 1997, as amended on July 1, 2002 and otherwise from time to time, by and between Solutia and Pharmacia.

         56. "DISTRIBUTION DATE" means any date on which a Distribution is made.

         57. "DISTRIBUTION RECORD DATE" means the date that is five Business Days after the Confirmation Date.

         58. "EFFECTIVE DATE" means the day that is the first Business Day after all conditions to occurrence of the Effective Date have been met or waived pursuant to Sections IX.B and IX D.

         59. "ELIGIBLE HOLDER" means a Holder of a General Unsecured Claim that is eligible, pursuant to the Rights Offering Procedures, to participate in the Rights Offering.

         60. "ENTITY" shall have the meaning set forth in section 101(15) of the Bankruptcy Code.

         61. "ENVIRONMENTAL LIABILITY" means any liability constituting an "Environmental Liability" as defined and set forth in the Relationship Agreement.

         62. "ENVIRONMENTAL LIABILITY COSTS" means any costs constituting "Environmental Liability Costs" as defined and set forth in the Relationship Agreement.

         63. "EQUITY COMMITTEE" means the official committee of equity security holders of the Debtors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code, as reconstituted from time to time.

         64. "EQUITY COMMITTEE ADVERSARY PROCEEDING" means the adversary proceeding filed on March 7, 2005 by the Equity Committee against Pharmacia and Monsanto, Case No. 05-01202.

         65. "EQUITY INTEREST" means any share of common stock, preferred stock or other instrument evidencing an ownership interest in any of the Debtors, whether or not transferable, and any option, warrant or right, contractual or otherwise, to acquire any such interest.

         66. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

         67. "ESTATE" and, collectively, "ESTATES" means the estate created for that Debtor in its Chapter 11 Case pursuant to section 541 of the Bankruptcy Code.

         68. "EXCHANGE ACT" means the Securities Exchange Act of 1934, 15 U.S.C. Sections 78a-78jj, as now in effect or hereafter amended.

         69. "EXECUTORY CONTRACT AND/OR UNEXPIRED LEASE" means a contract or lease to which one or more of the Debtors is a party and that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

         70. "EXIT FINANCING FACILITY" means a senior secured credit facility that will be entered into by the Reorganized Debtors, the Exit Financing Facility Agent Bank and the relevant lenders on the Effective Date.

         71. "EXIT FINANCING FACILITY AGENT BANK" means the agent bank under the Exit Financing Facility.

         72. "EXIT FINANCING FACILITY COMMITMENT LETTER" means a binding commitment letter for the Exit Financing Facility.

         73. "FINAL ORDER" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in the Chapter 11 Cases or the docket of any other court of competent jurisdiction, which has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek certiorari has expired, and no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been timely filed has been resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought.

         74. "FORMALIN PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for Formalin dated September 1, 1997, as amended on April 1, 1999 and on September 26, 2003, between Solutia and Monsanto (as assignee of Pharmacia).

         75. "FUNDING CO" means a newly created, special purpose, tax-efficient, bankruptcy-remote subsidiary of Reorganized Solutia, funded with (a) the Monsanto Funding Co Contribution and/or (b) the proceeds, if any, of the Rights Offering.

         76. "FUNDING CO CHARTER" means the agreement governing Funding Co, substantially in the form of Exhibit K.

         77. "GENERAL UNSECURED CLAIMS" means Unsecured Claims, including, but not limited to, the Unsecured Notes Claims, other than Convenience Claims, Debtor Intercompany Claims, Insured Claims

(only to the extent that such Insured Claims are payable by any available insurance coverage proceeds), the Monsanto Claims, Non-Debtor Intercompany Claims, NRD Claims, the Pharmacia Claims, the Legacy Site Claims, the Retiree Claim, Unsecured Claims against Axio Research Corporation and Tort Claims.

         78. "GENERAL UNSECURED CLAIMS RESERVE" means the reserve established and maintained by the Reorganized Debtors to hold the shares of Pool A Common Stock to be Distributed to Holders of Allowed General Unsecured Claims pending the resolution of Disputed Claims in accordance with the terms of Section VII.K hereof.

         79. "GENERAL UNSECURED CLAIMS POOL ADJUSTMENT" shall have the meaning set forth in Section VII.I hereof.

         80. "GLOBAL SETTLEMENT" means the settlement between the Creditors' Committee, Monsanto, Pharmacia, the Retirees and the Debtors, settling all Claims and controversies regarding the Retirees, Monsanto and Pharmacia, including, but not limited to, the Retiree Claim, the Monsanto Claims, the Pharmacia Claims, the Settled Adversary Proceedings and all causes of action asserted in the Equity Committee Adversary Proceeding, as more fully described in the Disclosure Statement and Section V.B hereof; provided,
                                                              --------
however, that the Global Settlement shall not settle or resolve any claims,
-------
obligations, suits, damages, demands, debts, rights, causes of action or liabilities as between Monsanto and Pharmacia under the Separation Agreement.

         81. "GUC STOCK POOL" means a number of shares of Pool A Common Stock equal to (a) 47.5% of the New Common Stock, less (b) 61.45% of the shares of New Common Stock distributed on account of the Retiree Claim.

         82. "HCN PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for HCN dated September 1, 1997, as amended on April 1, 1999, between Solutia and Monsanto (as assignee of Pharmacia).

         83. "HMD PURCHASE AGREEMENT" means the Raw Material Purchase Agreement for HMD dated September 1, 1997, as amended from time to time, between Solutia and Monsanto (as assignee of Pharmacia).

         84. "HMTA PURCHASE AGREEMENT" means the Raw Material Conversion Agreement for HMTA dated September 1, 1997, as amended on April 1, 1999, between Solutia and Monsanto (as assignee of Pharmacia).

         85. "HOLDBACK AMOUNT" means the aggregate holdback of those Professional fees billed to the Debtors during the Chapter 11 Cases that are held back pursuant to the Professional Fee Order or any other order of the Bankruptcy Court, which amount is to be deposited in the Holdback Escrow Account as of the Effective Date. The Holdback Amount shall not be considered property of the Debtors or the Reorganized Debtors except as set forth in Section III.A.1.d.ii.a.(iii).

         86. "HOLDBACK ESCROW ACCOUNT" means the escrow account established by Reorganized Solutia into which Cash equal to the Holdback Amount shall be deposited on the Effective Date for the payment of Allowed Professional Fee Claims to the extent not previously paid or disallowed.

         87. "HOLDER" and, collectively, "HOLDERS" means a Person or Entity legally holding a Claim or Equity Interest.

         88. "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         89. "IMPAIRED" means, with respect to a Claim or Equity Interest (or Class of Claims or Equity Interests), a Claim or Equity Interest (or Class of Claims or Equity Interests) that is impaired within the meaning of section 1124 of the Bankruptcy Code.

         90. "IMPAIRED CLAIM" means a Claim classified in an Impaired Class.

         91. "IMPAIRED CLASS" means each of Classes 8, 9, 10, 11, 12, 13, 14, 15 and 16 as set forth in Article III of the Plan.

         92. "INCENTIVE STOCK OPTION PLAN" means the incentive stock option plan to be implemented in accordance with Section V.I. hereof substantially in the form annexed hereto as Exhibit I.

         93. "INSURED CLAIMS" means any Claims (other than Tort Claims and Environmental Liabilities) that are covered under any insurance policies that are maintained by any of the Debtors, Pharmacia or Monsanto, but only to the extent of such coverage.

         94. "INTERIM DISTRIBUTION" shall have the meaning set forth in
Section VII.K.3. herein.

         95. "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any applicable rulings, Treasury Regulations, judicial decisions and notices, announcements and other releases of the United States Treasury Department or the IRS.

         96. "IRS" means the Internal Revenue Service of the United States of America.

         97. "LEGACY CLAIMS" means all Claims, including, but not limited to, Tort Claims and Legacy Sites Claims, arising under or related to the Distribution Agreement, including any and all Claims relating to or arising out of the Spinoff, the Chemicals Liabilities and the Spinoff Indemnity Claims.

         98. "LEGACY SITES" means the "Legacy Sites" as defined and set forth in the Relationship Agreement.

         99. "LEGACY SITE CLAIMS" means all Environmental Liability Costs with respect to the Legacy Sites.

         100. "LIEN" means any lien, lease, right of first refusal, servitude, claim, pledge, option, charge, hypothecation, easement, security interest, right-of-way, encroachment, mortgage, deed of trust or any other encumbrance, restriction or limitation whatsoever.

         101. "MASTER OPERATING AGREEMENT" means that certain master operating agreement, dated as of September 1, 1997, as amended from time to time, by and between Solutia and Monsanto (as assignee of Pharmacia).

         102. "MONSANTO" means Monsanto Company, a Delaware corporation, and its Affiliates.

         103. "MONSANTO CLAIMS" means any and all Claims of Monsanto, including all Claims of Monsanto on account of Solutia's breach of the Distribution Agreement.

         104. "MONSANTO CONTRIBUTION" means, among other things, (a) the Monsanto Funding Co Contribution, (b) the Monsanto Tort Management, (c) Monsanto's settlement of adversary proceedings (including the Settled Adversary Proceedings), contested matters, disputes and the Monsanto Claim,

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

(d) Monsanto's management, litigation and settlement of various Legacy Claims, including the Tort Claims from the Petition Date through the Effective Date,
(e) Monsanto's agreement to take financial responsibility, as between itself and Reorganized Solutia only, for the Legacy Site Claims and Environmental Liability for the Shared Sites, subject to the sharing mechanism set forth in the Relationship Agreement, and (f) Monsanto's agreement to (i) pay certain liabilities, including certain environmental liabilities as set forth in Section V.B herein and in the Relationship Agreement, (ii) forever release the Debtors from any and all indemnity obligations owed to Monsanto arising under the Distribution Agreement and/or any other agreement (other than as set forth in the Relationship Agreement and the Commercial and Operating Agreements), including any amendments to the Distribution
Agreement, related to the Legacy Claims or otherwise, (iii) enter into the Relationship Agreement and amend the Master Operating Agreement, (iv) waive any right to file surrogate Claims pursuant to Bankruptcy Rule 3005, (v) waive the Backstop Fee and (vi) grant certain indemnities to the Reorganized Debtors pursuant to the terms of the Relationship Agreement.

         105. "MONSANTO FUNDING CO CONTRIBUTION" means the "backstop" underwriting by Monsanto of the $250 million Rights Offering, which will be effected pursuant to the Rights Offering Procedures, and which will guaranty the contribution of $250 million to fund Funding Co and the Retiree Trust, the funding mechanics of which are set forth in the Relationship Agreement, in accordance with the provisions of Section V.B.1 herein.

         106. "MONSANTO/PHARMACIA INJUNCTION" means the injunction in favor of Monsanto and Pharmacia as set forth in Section X.A.2 herein.

         107. "MONSANTO POOL A STOCK AMOUNT" means a number of shares of Pool A Common Stock equal to (a) 29.8% of the New Common Stock, less (b) 38.55% of the shares of New Common Stock distributed on account of the Retiree Claim.

         108. "MONSANTO'S PROFESSIONALS" means Willkie Farr & Gallagher LLP, Bryan Cave LLP, Boies, Schiller & Flexner LLP, Greenhill & Co., LLC, Kramer Capital Partners, Groom Law Group, ARCADIS, FTI Consulting, Dickstein Shapiro Morin & Oshinky LLP and Sonnenschein Nath & Rosenthal LLP.

         109. "MONSANTO RESERVE" means the reserve established and maintained by the Reorganized Debtors to hold the shares of Pool A Common Stock to be Distributed to Monsanto pending the final calculation of the General Unsecured Claims Adjustment in accordance with the terms of Section VII.J hereof.

         110. "MONSANTO TORT MANAGEMENT" means Monsanto's agreement to take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Tort Claims and indemnify Reorganized Solutia for the Tort Claims, pursuant to the terms of the Relationship Agreement.

         111. "NATIONAL SECURITIES EXCHANGE" means any exchange registered pursuant to Section 6(a) of the Exchange Act.

         112. "NEW BY-LAWS" means the form of the by-laws of each of the Reorganized Debtors, which form is annexed hereto as Exhibit D.

         113. "NEW CERTIFICATE OF INCORPORATION" means, the form of the certificates of incorporation of each of the Reorganized Debtors, which form is annexed hereto as Exhibit E.

         114. "NEW COMMON STOCK" means the shares of common stock, par value $.01 per share, of Reorganized Solutia, authorized pursuant to the New Certificate of Incorporation of Reorganized Solutia. For Distribution purposes only, the New Common Stock shall be distributed as Pool A Common Stock, Pool B Common Stock and Pool C Common Stock.

         115. "NOMINEE" means any broker, dealer, commercial bank, trust company, savings and loan financial institution or other nominee in whose name securities were registered or held of record on behalf of a beneficial Holder.

         116. "NON-DEBTOR INTERCOMPANY CLAIM" means any Claim owed by a Debtor to a non-Debtor Affiliate as of the Petition Date.

         117. "NRD CLAIMS" means Claims filed in the Chapter 11 Cases in accordance with the Bar Date Order under Section 107(a)(4)(C) of CERCLA, 42 U.S.C. Section 9607(a)(4)(C), or other provision of law, for damages for injury to, destruction of or loss of natural resources, including the reasonable cost of assessing such damages.

         118. "NYSE" means the New York Stock Exchange.

         119. "ORDINARY COURSE PROFESSIONALS ORDER" means that certain order of the Bankruptcy Court entered on January 16, 2004, which authorized the employment and payment of Professionals by the Debtors in the ordinary course of business.

         120. "PBGC" means the Pension Benefit Guaranty Corporation.

         121. "PCBS" means polychlorinated biphenyls.

         122. "PENSION PLAN" means the Solutia Inc. Employees' Pension Plan, dated September 1, 1997, as amended and restated from time to time.

         123. "PERCENTAGE RECOVERY" shall mean, as of the date of the determination, the ratio, expressed as a percentage, that is calculated by
DIVIDING: (a) the aggregate amount of Allowed General Unsecured Claims by
(b) the aggregate amount of Disputed General Unsecured Claims plus the aggregate amount of Allowed General Unsecured Claims.

         124. "PERSON" shall have the meaning set forth in section 101(41) of the Bankruptcy Code.

         125. "PETITION DATE" means December 17, 2003, the date on which the Debtors commenced the Chapter 11 Cases.

         126. "PHARMACIA" means Pharmacia Corporation, formerly known as Monsanto Company, a Delaware corporation.

         127. "PHARMACIA CONTRIBUTION" means, pursuant to the provisions of
Article V hereof, Pharmacia's agreement to (a) subject to the indemnity agreement to be provided by the Reorganized Debtors pursuant to the Relationship Agreement, forever release the Debtors and the Reorganized Debtors from any and all Legacy Claims, including any indemnity obligations arising under the Distribution Agreement, or otherwise, and any other claims or liabilities Pharmacia holds, has held or may in the future hold against the Debtors and the Reorganized Debtors, related to the Distribution Agreement or the Legacy Claims, and (b) waive the Pharmacia Claims in their entirety with prejudice.

         128. "PHARMACIA CLAIMS" means all Claims asserted by Pharmacia, its parent and Affiliates, including Pfizer Inc., including Legacy Claims and any Claims for indemnification, contribution or otherwise arising under or related to the Distribution Agreement or any other agreement.

         129. "PLAN DOCUMENTS" means (a) the Relationship Agreement, (b) the Exit Financing Facility, (c) the Exit Financing Facility Commitment Letter,
(d) the New Certificate of Incorporation of each Reorganized Debtor, (e) the New By-laws of each Reorganized Debtor, (f) the list of Executory Contracts and Unexpired Leases to be assumed, (g) the Rights Offering Procedures, (h) the Commercial and Operating Agreements, (i) the Incentive Stock Option Plan, (j) the Registration Rights Agreement, (k) the Restructuring Transactions Agreement, (l) the Retiree Settlement Agreement, (m) the Funding Co Charter, (n) the Shareholders Agreement, and (o) any and all instruments, certificates, agreements or other documents executed, delivered, entered into or filed in connection with the Plan or any of the foregoing.

         130. "PLAN SUPPLEMENT" means the following forms of documents: (a) the Exit Financing Facility Commitment Letter; (b) the New Certificate of Incorporation of each Reorganized Debtor; (c) the New By-laws of each Reorganized Debtor; (d) the list of Executory Contracts and Unexpired Leases to be assumed; (e) the Incentive Stock Option Plan; (f) the Registration Rights Agreement; (g) the Restructuring Transactions Agreement; (h) the Funding Co Charter; (i) the identity and affiliations of any Person proposed to serve on the initial board of directors or be an officer of each of the Reorganized Debtors and to the extent any director or officer of Reorganized Solutia is an "insider" under the Bankruptcy Code, the nature and amount of any compensation to be paid to such director or officer; and (j) the Shareholders Agreement, substantially final forms or final forms, as applicable, of which will be filed with the Bankruptcy Court at least ten
(10) days prior to the Confirmation Hearing.

         131. "POOL A COMMON STOCK" means that portion of the New Common Stock to be distributed to Holders of Allowed General Unsecured Claims and Monsanto (other than on account of the Monsanto Funding Co Contribution).

         132. "POOL B COMMON STOCK" means that portion of the New Common Stock to be distributed to Monsanto in exchange for the Monsanto Funding Co Contribution and any parties exercising Rights in connection with the Rights Offering.

         133. "POOL C COMMON STOCK" means that portion of the New Common Stock to be Distributed in accordance with the Retiree Settlement Agreement.

         134. "PREPETITION INDENTURE" means that certain Indenture, dated October 1, 1997, as the same may have been subsequently modified, amended or supplemented, together with all instruments and agreements related thereto, between Solutia and the Prepetition Indenture Trustee, under which Solutia issued two series of unsecured public notes: (a) $150 million in 6.72% notes due October 15, 2037 and (b) $300 million in 7.375% notes due October 15, 2027.

         135. "PREPETITION INDENTURE TRUSTEE" means JPMorgan Chase Bank, or any successor thereto, as indenture trustee under the Prepetition Indenture.

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

         136. "PREPETITION INDENTURE TRUSTEE ADVERSARY PROCEEDING" means the adversary proceeding commenced on May 27, 2005 by the Prepetition Indenture Trustee against Solutia in the Bankruptcy Court, Case No. 05-01843.

         137. "PRIORITY NON-TAX CLAIM" means any Claim, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in right of payment under section 507(a) of the Bankruptcy Code.

         138. "PRIORITY TAX CLAIM" means any Claim of a governmental unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.

         139. "PRO RATA" means the ratio of the amount of an Allowed Claim in a particular Class to the aggregate amount of all Allowed Claims in such Class.

         140. "PROFESSIONAL" means (a) any professional employed in the Chapter 11 Cases by an order or orders of the Bankruptcy Court issued pursuant to section 327, 328 or 1103 of the Bankruptcy Code and (b) any professional or other Entity seeking compensation and reimbursement in connection with the Chapter 11 Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

         141. "PROFESSIONAL FEE CLAIMS" means all Administrative Expense Claims for the compensation of Professionals and the reimbursement of expenses incurred by such Professionals (to the extent Allowed under sections 328, 330, 331, 363 or 503 of the Bankruptcy Code) through the Effective Date.

         142. "PROFESSIONAL FEE ORDER" means that certain order of the Bankruptcy Court entered on January 16, 2004, establishing procedures for interim compensation and reimbursement of expenses of Professionals.

         143. "QUARTERLY DISTRIBUTION DATE" means the last Business Day of the month following the end of each calendar quarter after the Effective Date; provided, however, that if the Effective Date is within 45 days before
      --------  -------
the end of a calendar quarter, the first Quarterly Distribution Date will be the last Business Day of the month following the end of the first calendar quarter after the calendar quarter in which the Effective Date falls.

         144. "REGISTRATION RIGHTS AGREEMENT" means the agreement, a form of which is attached hereto as Exhibit J, whereby Reorganized Solutia will be obligated to register certain shares of New Common Stock pursuant to the terms and conditions of such agreement.

         145. "REINSTATED" or "REINSTATEMENT" means a Claim or Equity Interest unimpaired within the meaning of section 1124 of the Bankruptcy Code. Unless the Plan specifies a particular method of Reinstatement, when the Plan provides that an Allowed Claim or Allowed Equity Interest will be Reinstated, such Claim or Equity Interest will be Reinstated, at the applicable Reorganized Debtor's sole discretion, in accordance with one of the following:

                  a. The legal, equitable and contractual rights to which such Claim or Equity Interest entitles the holder will be unaltered; or

                  b. Notwithstanding any contractual provision or applicable law that entitles the Holder of such Claim or Equity Interest to demand or receive accelerated payment of such Claim or Interest after the occurrence of a default:

                           i. any such default that occurred before or after
                  the Petition Date, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code, will be cured;

                           ii. the maturity of such Claim or Equity
                  Interest, as such maturity existed before such default, will be reinstated;

                           iii. the Holder of such Claim or Equity Interest
                  will be compensated for any damages incurred as a result of any reasonable reliance by such Holder on such contractual provision or such applicable law to the extent required by section 1124(c) of the Bankruptcy Code; and

                           iv. the legal, equitable or contractual rights to
                  which such Claim or Equity Interest entitles the Holder of such Claim or Equity Interest will not otherwise be altered.

         146. "RELATIONSHIP AGREEMENT" means that certain agreement between and among Reorganized Solutia, Monsanto and Funding Co, substantially in the form of Exhibit A.

         147. "REORGANIZED . . ." means, when used in reference to a particular Debtor, such Debtor on and after the Effective Date.

         148. "RESTRUCTURING TRANSACTIONS" means those mergers, consolidations, restructurings, transfers, conversions, dispositions, liquidations or dissolutions that the Debtors or Reorganized Debtors determine to be necessary or appropriate to effect a restructuring of a Debtor's business or a restructuring of the overall corporate structure of the Reorganized Debtors, all of which shall be effected by the Restructuring Transactions Agreement.

         149. "RESTRUCTURING TRANSACTIONS AGREEMENT" means the agreement or agreements that govern the Restructuring Transactions, as set forth on Exhibit M.

         150. "RETAINED SITES" means the "Retained Sites" as defined and set forth in the Relationship Agreement.

         151. "RETIREES" has the meaning set forth in the preamble to the Retiree Settlement Agreement.

         152. "RETIREE APPROVAL ORDER" means an order of the Bankruptcy Court, approving the Retiree Settlement Agreement.

         153. "RETIREE BENEFITS" means the benefits provided to the Retirees as set forth in the Retiree Settlement Agreement.

         154. "RETIREE CLAIM" means an Allowed non-priority, Unsecured Claim on account of certain consensual benefit reductions included in the Retiree Settlement Agreement, in the aggregate amount of $35 million, which shall
(a) result in a Distribution of Pool C Common Stock in accordance with the terms of the Retiree Settlement Agreement and the Plan, and (b) not be adjusted based on the General Unsecured Claim Adjustment or otherwise, except for dilution on account of the Incentive Stock Option Plan, to be held in trust (or sold) for the benefit of Retirees in accordance with the Retiree Settlement Agreement.

         155. "RETIREES' COMMITTEE" means the official committee of retirees of the Debtors appointed by the United States Trustee in the Chapter 11 Cases pursuant to section 1114 of the Bankruptcy Code.

         156. "RETIREE SETTLEMENT AGREEMENT" means that certain agreement, effective as of the Effective Date, between the Debtors and the Retirees' Committee, substantially in the form of Exhibit B.

         157. "RETIREE TRUST" has the meaning set forth in the Retiree Settlement Agreement.

         158. "RIGHTS" means the non-transferable rights to subscribe for and to acquire, on the Effective Date, an aggregate of 22.7% of the New Common Stock, which will be allocated for Plan purposes only as shares of Pool B Common Stock, in exchange for $250 million in Cash in accordance with the terms and conditions of the Rights Offering as set forth in the Rights Offering Procedures.

         159. "RIGHTS OFFERING" means the offering of the Rights by the Debtors to Eligible Holders.

         160. "RIGHTS OFFERING ORDER" means that certain order of the Bankruptcy Court entered on _______, 2006, approving the Rights Offering Procedures and the Rights Offering, which may be included in the Disclosure Statement Order.

         161. "RIGHTS OFFERING PROCEDURES" means those certain Rights
Offering Procedures, which set forth the terms and conditions of the Rights Offering, which shall be in substantially the form annexed hereto as Exhibit H.

         162. "RIGHTS SUBSCRIPTION EXERCISE FORM" means that certain form distributed to each Eligible Holder, which form such Eligible Holder may use to exercise Rights.

         163. "SCHEDULES" means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors with the Bankruptcy Court, as required by section 521 of the Bankruptcy Code and the Official Bankruptcy Forms, as the same may have been or may be amended, modified or supplemented.

         164. "SECURED CLAIM" means a Claim, other than a Senior Secured Note Claim or DIP Claim, that is secured by a lien on property in which an Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Holder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code and, if applicable, section 1129(b) of the Bankruptcy Code.

         165. "SECURITIES ACT" means the Securities Act of 1933, 15 U.S.C. Sections 77a-77aa, as now in effect or hereafter amended.

         166. "SECURITY CLAIMS" means any Claim (a) arising from rescission of a purchase or sale of a security of any of the Debtors, (b) for damages arising from the purchase or sale of such security, (c) for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such Claim; or (d) otherwise subject to subordination under section 510(b) of the Bankruptcy Code.

         167. "SENIOR SECURED NOTES" means those certain 11.25% Senior Secured Notes, due on July 15, 2009, issued pursuant to that certain Indenture, dated July 9, 2002, as amended from time to time.

         168. "SENIOR SECURED NOTE CLAIMS" means any Claim arising from the Senior Secured Notes.

         169. "SEPARATION AGREEMENT" means that certain agreement, dated as of September 1, 2000, as amended, by and between Pharmacia and Monsanto.

         170. "SETTLED ADVERSARY PROCEEDINGS" means the following adversary proceedings commenced in the Bankruptcy Court: Solutia Inc. v. Pharmacia Corp., Case No. 03-93700 (PCB), filed Dec. 17, 2003; Solutia Inc. v. Pharmacia Corp, et al., Case. No. 04-2969 (PCB), filed April 20, 2004; Official Committee of Retirees v. Solutia Inc., et al., Case No. 04-3057
(PCB), filed May 7, 2004; and Solutia Inc. vs. Monsanto Company and Pharmacia Corporation, Case No. No. 05-03353 (PCB), filed on December 17, 2005.

         171. "SHAREHOLDERS AGREEMENT" means that certain agreement between Reorganized Solutia and Monsanto, substantially in the form of Exhibit L hereto.

         172. "SHARED SITES" means the "Shared Sites" as defined and set forth in the Relationship Agreement.

         173. "SPINOFF" means the transaction contemplated by the Distribution Agreement, whereby Pharmacia spun-off its Chemicals Assets and Chemicals Liabilities to Solutia.

         174. "SPINOFF INDEMNITY CLAIM" means any Claim or claim against any of the Debtors, the Subsidiaries or Solutia's Affiliates, as appropriate, for indemnification or contribution held by Monsanto or Pharmacia, including the Monsanto Claims and the Pharmacia Claims, that arise from or relate to the Spinoff or the Distribution Agreement.

         175. "STIPULATION OF AMOUNT AND NATURE OF CLAIM" means a stipulation or other agreement between a Debtor or Reorganized Debtor, subject to Section VIII.B herein, or the claims monitor, and a Holder of a Claim approved by the Bankruptcy Court or an agreed order of the Bankruptcy Court, establishing the allowed amount and nature of a Claim.

         176. "SUBSIDIARY" or "SUBSIDIARIES" means the direct and indirect subsidiaries of Solutia.

         177. "TOLBERT SETTLEMENT AGREEMENT" means that certain settlement agreement, dated September 9, 2003, resolving the lawsuit captioned Tolbert, et al. v. Monsanto Company, et al., Civil Action No. 01-C-1407-S.

         178. "TORT CLAIMS" means all legal, equitable or other claims, demands, costs, causes of action and/or other liabilities arising under tort law (including demands for indemnification or contribution relating to or arising out of any such liability, whether arising under contract, tort law or otherwise), whether currently asserted or asserted in the future, whether known or unknown, (a) which constitute Chemicals Liabilities assumed by Solutia under the Distribution Agreement, (b) for which Solutia was required to indemnify Monsanto and Pharmacia under the Distribution Agreement, and
(c) which are for property damage, personal injury, products liability or premises liability or other damages arising out of or related to exposure to asbestos, PCB, dioxin, benzene, vinyl chloride, silica, butadiene, pentachlorophenol, styrene tars, other chemical exposure or environmental contamination, regardless of whether (i) any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Tort Claim, or (ii) such holder has filed a proof of claim in the Chapter 11 Case. "Tort Claims" shall not include, among other things:
NRD Claims; claims for medical or retiree benefits, including retiree medical, disability and life insurance benefits; monitoring obligations with respect to PAB-exposed former employees; workers compensation claims brought solely pursuant to worker compensations statutes and not constituting or arising out of a claim, demand, cost, cause of action and/or other liability that would otherwise be defined as a "Tort Claim" herein; antitrust claims; commercial, business or contract claims; Environmental Liability Costs; any other remediation obligations covered by the Relationship Agreement; Legacy Claims for "response" as defined under Section 101(25) of CERCLA; claims asserted in connection with any pension or similar obligations of Solutia, including (x) claims asserted in the actions entitled Davis et al. v. Solutia Inc. Employees' Pension Plan, No. 3:05CV736, Scharringhausen et al. v. Solutia Inc. Employees' Pension Plan, No. 3:06CV00099, and the administrative charge entitled Larry Probst, et al.
v. Monsanto Company and Solutia, Inc., EEOC Charge Nos. 280 A 00618 through 280 A 00652, and any similar litigation and (y) claims asserted in the action entitled Miller et al v. Pharmacia Corporation, No. 4:04CV981, or any similar litigation; or any claims, including claims for exposure to chemicals or other substances, arising from Solutia's operations after the Spinoff.

         179. "TREASURY REGULATIONS" means regulations (including temporary and proposed regulations) promulgated under the Internal Revenue Code, as amended from time to time, by the United States Treasury Department.

         180. "UNDELIVERABLE DISTRIBUTION" means a Distribution of New Common Stock or Cash that is returned to the Reorganized Debtors as undeliverable or is otherwise unclaimed for one year after the date such Distribution was made.

         181. "UNIFORM COMMERCIAL CODE" means the uniform code of laws governing various commercial transactions, including the sale of goods, banking transactions, secured transactions in personal property and other matters, as applicable in the relevant state(s).

         182. "UNIMPAIRED" means, with respect to a Claim (or Class of Claims), a Claim (or Class of Claims) that is unimpaired within the meaning of section 1124 of the Bankruptcy Code.

         183. "UNIMPAIRED CLAIM" means a Claim classified in an Unimpaired
Class.

         184. "UNIMPAIRED CLASS" means each of Classes 1, 2, 3, 4, 5, 6 and 7 as set forth in Article III of the Plan.

         185. "UNITED STATES OF AMERICA" means the United States of America and all of its agencies, subdivisions and instrumentalities.

         186. "UNSECURED CLAIM" means any Claim that is neither secured nor entitled to priority under the Bankruptcy Code or any order of the Court, including any Claim arising from the rejection of an Executory Contract or Unexpired Lease under section 365 of the Bankruptcy Code.

         187. "UNSECURED NOTES CLAIMS" means Claims arising from the Prepetition Indenture.

         188. "VALUE" shall have the meaning set forth in Section VII.I hereof.

         189. "VOTING AGENT" means Financial Balloting Group LLC, 757 Third Avenue, 3rd Floor, New York, New York 10017.

         190. "VOTING DEADLINE" means the date set by the Bankruptcy Court by which all Ballots for acceptance or rejection of the Plan must be received by the Voting Agent.

         191. "VOTING RECORD DATE" means the record date set by the Bankruptcy Court, pursuant to Bankruptcy Rule 3017(d), for determining which creditors and equity security holders are entitled to receive solicitation materials and, when applicable, to vote on the Plan.

B. RULES OF INTERPRETATION AND COMPUTATION OF TIME

         1. RULES OF INTERPRETATION

                  For purposes of the Plan, unless otherwise provided herein: (a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in the Plan, any reference in the Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit, as it may have been or may be amended, modified or supplemented pursuant to the Plan or Confirmation Order; (d) any reference to an Entity as a Holder of a Claim or Equity Interest includes that Entity's successors, assigns and, where applicable, Affiliates; (e) all references in the Plan to sections, articles and exhibits are references to sections, articles and exhibits of or to the Plan; (f) the words "herein," "hereunder" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan; (g) captions and headings to articles and sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; (h) subject to the provisions of any contract, certificates of incorporation, by-laws, similar constituent documents, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the rights and obligations arising under the Plan will be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and the Bankruptcy Rules; and (i) the rules of construction set forth in section 102 of the Bankruptcy Code will apply.

         2. COMPUTATION OF TIME

                  In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) will apply.

                                  ARTICLE II

                   CLASSES OF CLAIMS AND EQUITY INTERESTS

         All Claims and Equity Interests, except Administrative Expense Claims and Priority Tax Claims, are placed in the Classes described below for all purposes, including voting and Distribution pursuant to the Plan. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims and Priority Tax Claims, as described in Section III.A, have not been classified and, thus, are excluded from the Classes described below. A Claim or Equity Interest is classified in a particular Class only to the extent that the Claim or Equity Interest qualifies within the description of that Class and is classified in other Classes to the extent that any remainder of the Claim or Equity Interest qualifies within the description of such other Classes.

       CLASS          DESIGNATION                                IMPAIRMENT             ENTITLED TO VOTE
       Class 1        Priority Non-Tax Claims                    Unimpaired          No (deemed to accept)
       Class 2        Secured Claims                             Unimpaired          No (deemed to accept)
       Class 3        Senior Secured Notes Claims                Unimpaired          No (deemed to accept)
       Class 4        Convenience Claims                         Unimpaired          No (deemed to accept)
       Class 5        NRD Claims                                 Unimpaired          No (deemed to accept)
       Class 6        Insured Claims                             Unimpaired          No (deemed to accept)
       Class 7        Tort Claims                                Unimpaired          No (deemed to accept)
       Class 8        Monsanto Claims                             Impaired                    Yes
       Class 9        Legacy Site Claims                          Impaired                    Yes
       Class 10       General Unsecured Claims                    Impaired                    Yes
       Class 11       Retiree Claim                               Impaired                    Yes
       Class 12       Non- Debtor Intercompany Claims             Impaired                    Yes
       Class 13       Debtor Intercompany Claims                  Impaired           No (deemed to accept)
       Class 14       Axio Claims                                 Impaired           No (deemed to reject)
       Class 15       Security Claims                             Impaired           No (deemed to reject)
       Class 16       Equity Interests                            Impaired           No (deemed to reject)

                                 ARTICLE III

                  TREATMENT OF CLAIMS AND EQUITY INTERESTS

A. UNCLASSIFIED CLAIMS

   1. PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS

      a. ADMINISTRATIVE EXPENSE CLAIMS IN GENERAL

         Except as specified in this Section III.A, and subject to the Administrative Expense Claim Bar Date provisions herein, unless otherwise agreed to by the Holder of an Administrative Expense Claim and the applicable Debtor or Reorganized Debtor, each Holder of an Allowed Administrative Expense Claim will receive, in full satisfaction of its Administrative Expense Claim, Cash equal to the amount of such Allowed Administrative Expense Claim either (i) on the Effective Date or as soon thereafter as reasonably practicable or (ii) if the Administrative Expense Claim is not Allowed as of the Effective Date, 30 days after the date on which an order allowing such Administrative Expense Claim becomes a Final Order.

      b. ORDINARY COURSE LIABILITIES

         Allowed Administrative Expense Claims based on liabilities incurred by a Debtor in the ordinary course of its business will be paid by the applicable Reorganized Debtor pursuant to the terms and conditions of the particular transaction giving rise to such Allowed Administrative Expense Claims, without any further action by the Holders of such Allowed Administrative Expense Claims.

      c. DIP CLAIMS

         On the Effective Date, or as soon thereafter as reasonably practicable, unless otherwise agreed to by the DIP Lenders pursuant to the DIP Agreement, the Allowed DIP Claims will be paid in Cash in amounts equal to the amount of such Allowed DIP Claims.

      d. BAR DATES FOR ADMINISTRATIVE EXPENSE CLAIMS

         i.     GENERAL ADMINISTRATIVE EXPENSE CLAIM BAR DATE PROVISIONS

                Except as otherwise provided in this Section III.A, unless a request for the payment of an Administrative Expense Claim previously was filed with the Bankruptcy Court, requests for payment of an Administrative Expense Claim must be filed with the Bankruptcy Court and served on the Reorganized Debtors, pursuant to the procedures specified in the Confirmation Order and the notice of entry of the Confirmation Order, no later than 45 days after the Effective Date. Any Holder of an Administrative Expense Claim that is required to file and serve a request for payment of such Administrative Expense Claim and that does not file and serve such a request within the time established by this Section __ of the Plan will be forever barred from asserting such Administrative Expense Claim against the Debtors, the Reorganized Debtors or their respective property and such Administrative Expense Claim will be deemed discharged as of the Effective Date. Objections to such requests for payment of an Administrative Expense Claim must be filed with the Bankruptcy Court and served on the Debtors or the Reorganized Debtors, as applicable, and the requesting party by the later of (A) 120 days after the Effective Date or (B) 60 days after the filing of the applicable request for payment of the Administrative Expense Claims with the Bankruptcy Court.

         ii.    BAR DATES FOR CERTAIN ADMINISTRATIVE EXPENSE CLAIMS

                a. PROFESSIONAL COMPENSATION

                   (i) FINAL FEE APPLICATIONS. All final requests for payment of Professional Fee Claims must be filed with the Bankruptcy Court and served on Reorganized Solutia no later than 45 days after the Effective Date. After notice and a hearing in accordance with the procedures established by the Bankruptcy Code and prior orders of the Bankruptcy Court in the Chapter 11 Cases, the allowed amounts of such Professional Fee Claims shall be determined by the Bankruptcy Court.

                   (ii) PAYMENT OF INTERIM AMOUNTS. Subject to the Holdback Amount, on the Effective Date, the Debtors or Reorganized Debtors shall pay all amounts owing to Professionals for all outstanding amounts payable relating to prior periods through the Effective Date. To receive payment on the Effective Date for unbilled fees and expenses incurred through such date, the Professionals shall reasonably estimate fees and expenses due for periods that will not have been billed as of the Effective Date and shall deliver such estimate to the Debtors and the United States Trustee prior to the Effective Date. The Debtors or Reorganized Debtors, as applicable, shall pay the Professionals' reasonably estimated amount of such fees and expenses as soon as reasonably practicable after receiving the estimate, but in no event prior to the Effective Date. Within forty-five
(45) days after the Effective Date, a Professional receiving payment for the estimated period shall submit a detailed invoice covering such period in the manner and providing the detail as set forth in the Professional Fee Order. If the estimated payment received by any Professional exceeds the actual fees and expenses for such period, as ultimately approved by the Bankruptcy Court in connection with the relevant final fee application, such excess amount will be credited against the Holdback Amount for such Professional or, if the award of the Holdback Amount for such matter is insufficient, disgorged by such Professional within 45 days after the issuance of the Order approving the relevant final fee application. If the estimated payment received by any Professional is lower than the actual fees and expenses for such period as ultimately approved by the Bankruptcy Court in connection with the relevant final fee application, the difference between the amount approved and the estimated payment shall promptly be paid to such Professional.

                   (iii) HOLDBACK AMOUNT. On the Effective Date, the Debtors or the Reorganized Debtors shall fund the Holdback Escrow Account with Cash equal to the aggregate Holdback Amount for all Professionals. The Reorganized Debtors shall maintain the Holdback Escrow Account in trust for the Professionals with respect to whom fees have been held back pursuant to the Professional Fee Order. Such funds shall not be considered property of the Debtors, or the Reorganized Debtors. The remaining Holdback Amount owing to each Professional shall be paid to such Professional by Reorganized Solutia from the Holdback Escrow Account when such Professional's Professional Fee Claim is finally allowed by the Bankruptcy Court. When all Professional Fee Claims have been paid in full, amounts remaining in the Holdback Escrow Account, if any, shall be paid to the Reorganized Debtors.

                b. ORDINARY COURSE LIABILITIES

                   Notwithstanding the provisions of Section III.A.1.d.i above, Holders of Administrative Expense Claims based on liabilities incurred by a Debtor in the ordinary course of its business will not be required to file or serve any request for payment of such Administrative Expense Claims. Such Administrative Expense Claims will be satisfied pursuant to Section III.A.1.a.

   2. PAYMENT OF PRIORITY TAX CLAIMS

         Pursuant to section 1129(a)(9)(C) of the Bankruptcy Code, unless otherwise agreed to by the Holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, each Holder of an Allowed Priority Tax Claim will receive, in full satisfaction of its Priority Tax Claim, deferred Cash payments totaling 100% of the principal amount of such Allowed Priority Tax Claim, plus interest as provided herein, over a period not exceeding 6 years from the date of assessment of such Priority Tax Claim. Payments will be made in equal annual installments of principal, plus simple interest accruing from the Effective Date at the interest rate equal to the applicable federal rate as determined in accordance with Section 1274(d) of the Internal Revenue Code. Unless otherwise agreed to by the Holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, the first payment on account of such Priority Tax Claim will be payable 1 year after the Effective Date or, if the Priority Tax Claim is not allowed within 1 year after the Effective Date, the first Quarterly Distribution Date after the date on which an order allowing such Priority Tax Claim becomes a Final Order; provided, however, that the Reorganized Debtors will have the right
       --------  -------
to pay any Allowed Priority Tax Claim, or any remaining balance of such Priority Tax Claim, in full at any time on or after the Effective Date, without premium or penalty.

B. UNIMPAIRED CLASSES OF CLAIMS

   1. PRIORITY NON-TAX CLAIMS (CLASS 1)

      a. TREATMENT:

         On the later of (i) the Effective Date or as soon thereafter as reasonably practicable, (ii) the date on which a Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as reasonably practicable or (iii) such other date as may be ordered by the Bankruptcy Court, each Holder of an Allowed Priority Non-Tax Claim will receive payment in full in Cash of such Allowed Priority Non-Tax Claim.

      b. VOTING:

         Class 1 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Priority Non-Tax Claim in Class 1 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

   2. SECURED CLAIMS (CLASS 2)

      a. TREATMENT:

         On the later of (i) the Effective Date or as soon thereafter as reasonably practicable, (ii) the date on which a Secured Claim becomes an Allowed Secured Claim, or as soon thereafter as reasonably practicable or
(iii) such other date as may be ordered by the Bankruptcy Court, each Allowed Secured Claim shall be, at the election of the applicable Debtor (a) Reinstated, (b) paid in full, in Cash, in full satisfaction, settlement, release and discharge of such Allowed Secured Claim, together with accrued post-Petition Date interest to the extent allowable under section 506 of the Bankruptcy Code, (c) satisfied by the Debtors' surrender of the collateral securing such Allowed Secured Claim, (d) offset against, and to the extent of, the Debtors' claims against the Holder of such Allowed Secured Claim or
(e) otherwise rendered Unimpaired, except to the extent that the Debtors and a Holder of an Allowed Secured Claim may agree to a different treatment. Each Secured Claim shall be deemed to be in a separate sub-class of Class 2 for all purposes hereunder.

      b. VOTING:

         Class 2 and each sub-class thereof is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Secured Claim in Class 2 and each sub-class thereof is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

   3. SENIOR SECURED NOTE CLAIM (CLASS 3)

      a. TREATMENT:

         On the Effective Date or as soon thereafter as reasonably practicable,
(a) Reorganized Solutia shall pay to the trustee of the Senior Secured Note Claims, for the benefit of the Holders of such Claims, Cash in the amount of the Allowed Senior Secured Note Claims or (b) at the election of the applicable Debtor and subject to the reasonable consent of Monsanto and the Creditors' Committee, the Senior Secured Note Claims shall be Reinstated.
The amount of the Allowed Senior Secured Note Claims will not include Claims for any unamortized original issue discount, default interest, "make whole" payments, call premiums or any other similar payments or penalties.

      b. VOTING:

         Class 3 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Senior Secured Note Claim in
Class 3 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

   4. CONVENIENCE CLAIMS (CLASS 4)

      a. TREATMENT:

         On the later of (i) the Effective Date or as soon thereafter as reasonably practicable, or (ii) such other date as may be ordered by the Bankruptcy Court, each Holder of an Allowed Convenience Claim will receive Cash equal to the amount of such Claim (as reduced if applicable, pursuant to an election by the Holder thereof).

      b. VOTING:

         Class 4 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of a Convenience Claim in Class 4 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

   5. NRD CLAIMS (CLASS 5)

      a. TREATMENT:

         On the Effective Date, the NRD Claims shall be Reinstated. After the Effective Date, the NRD Claims shall be liquidated and paid pursuant to applicable law and in the ordinary course of business. Payment of the NRD Claims will be allocated between Reorganized Solutia and Monsanto pursuant to the terms of the Relationship Agreement.

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

      b. VOTING:

         Class 5 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed NRD Claim in Class 5 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

   6. INSURED CLAIMS (CLASS 6)

      a. TREATMENT:

         Each Holder of an Allowed Insured Claim shall be entitled to receive the proceeds of any insurance policies available to cover such Insured
Claim. In the event that insurance coverage proceeds are insufficient to completely satisfy any Allowed Claim that is partially an Insured Claim, the Holder of such Insured Claim shall be entitled to an Allowed General Unsecured Claim (or Claim in such other Class as may be applicable) in an amount equal to the difference between the Allowed amount of the relevant Claim and the amount of insurance coverage proceeds available to pay such Claim.

      b. VOTING:

         Class 6 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Insured Claim in Class 6 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

   7. TORT CLAIMS (CLASS 7)

      a. TREATMENT:

         In accordance with the Monsanto Tort Management, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Tort Claims, including all costs related to the defense, mediation, arbitration, settlement, and any judgment with respect to the Tort Claims.

      b. VOTING:

         Class 7 is Unimpaired by the Plan. Pursuant to section 1126(f) of the Bankruptcy Code, each Holder of an Allowed Tort Claim in Class 7 is conclusively presumed to have accepted the Plan and is not entitled to vote to accept or reject the Plan.

C. IMPAIRED CLASSES OF CLAIMS AND EQUITY INTERESTS

   1. MONSANTO CLAIMS (CLASS 8)

      a. TREATMENT:

         The Monsanto Claims shall be treated in accordance with the Global Settlement, as set forth in Section V.B of the Plan.

      b. VOTING:

         Class 8 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code, the Holder of the Monsanto Claims in Class 8 is entitled to vote to accept or reject the Plan.

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

   2. LEGACY SITE CLAIMS (CLASS 9)

      a. TREATMENT:

         In accordance with the Global Settlement, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Site Claims.

      b. VOTING:

         Class 9 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code, Holders of Legacy Site Claims in Class 9 are entitled to vote to accept or reject the Plan.

   3. GENERAL UNSECURED CLAIMS (CLASS 10)

      a. TREATMENT:

         In accordance with the procedures and timing for making Distributions described in Article VII hereof, each Holder of an Allowed General Unsecured Claim will receive a Pro Rata share of the GUC Stock Pool, subject to adjustment as a result of the General Unsecured Claims Pool Adjustment which is described in Section VII.I of this Plan and dilution on account of the Incentive Stock Option Plan. In addition, each Eligible Holder shall be entitled to participate in the Rights Offering pursuant to the Rights Offering Procedures.

      b. VOTING:

         Class 10 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code, Holders of General Unsecured Claims in Class 10 are entitled to vote to accept or reject the Plan.

   4. RETIREE CLAIM (CLASS 11)

      a. TREATMENT:

         Subject to the terms of the Retiree Settlement Agreement, on the Effective Date Reorganized Solutia shall contribute all of the Pool C Common Stock to a trust established pursuant to the terms of the Retiree Settlement Agreement, for the benefit of the Retirees. In accordance with the terms of the Retiree Settlement Agreement, all Claims filed by individual Retirees on account of reductions in benefits shall be deemed to be disallowed and expunged in their entirety. Furthermore, in accordance with the Retiree Settlement Agreement and the Retiree Approval Order, the Retirees' Committee is deemed to be the Holder of the Retiree Claim.

      b. VOTING:

         Class 11 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code, the Holder of the Retiree Claim in Class 11 is entitled to vote to accept or reject the Plan.

   5. NON-DEBTOR INTERCOMPANY CLAIMS (CLASS 12)

      a. TREATMENT:

         On the Effective Date or as soon thereafter as reasonably practicable, the amount of each Allowed Non-Debtor Intercompany Claim will be reduced by 60% and the remaining 40% of

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

each such Claim shall be Reinstated by virtue of book entries without the Distribution of Cash or other consideration on account of such Claim.

      b. VOTING:

         Class 12 is Impaired by the Plan. Pursuant to section 1126(a) of the Bankruptcy Code, the Holders of Non-Debtor Intercompany Claims in Class 12 are entitled to vote to accept or reject the Plan.

   6. DEBTOR INTERCOMPANY CLAIMS (CLASS 13)

      a. TREATMENT:

         On the Effective Date or as soon thereafter as reasonably practicable, the Debtor Intercompany Claims will be (a) eliminated or waived based on accounting entries in the Debtors' books and records and other corporate activities by the Debtors in their discretion or (b) discharged with no Distributions thereon. There will be no Distributions on account of any of the Debtor Intercompany Claims.

      b. VOTING:

         Class 13 is Impaired by the Plan. Holders of Debtor Intercompany Claims shall receive no Distributions under the Plan. Notwithstanding the foregoing, the Holders of Debtor Intercompany Claims, by virtue of their status as Debtors and their authorization to file this Plan, are deemed to accept the Plan.

   7. AXIO CLAIMS (CLASS 14)

      a. TREATMENT:

         Holders of Axio Claims will receive no Distribution under the Plan on account of such Claims.

      b. VOTING:

         Class 14 is Impaired by the Plan. Holders of Axio Claims shall receive no Distributions under the Plan. Therefore, each Holder of an Axio Claim in Class 15 is conclusively presumed to have rejected the Plan. Pursuant to section 1126(g) of the Bankruptcy Code, Holders of Axio Claims are not entitled to vote to accept or reject the Plan.

   8. SECURITY CLAIMS (CLASS 15)

      a. TREATMENT:

         The Holders of Security Claims will receive no Distributions under the Plan on account of such Claims.

      b. VOTING:

         Class 15 is Impaired by the Plan. Holders of Security Claims shall receive no Distributions under the Plan. Therefore, each Holder of a Security Claim in Class 15 is conclusively

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

presumed to have rejected the Plan. Pursuant to section 1126(g) of the Bankruptcy Code, Holders of Security Claims are not entitled to vote to accept or reject the Plan.

   9. EQUITY INTERESTS (CLASS 16)

      a. TREATMENT:

         The Holders of Equity Interests in Solutia will receive no Distributions under the Plan on account of such Equity Interests in Solutia. As of the Effective Date, all existing Equity Interests in Solutia will be cancelled pursuant to the Plan. To preserve the Debtors' corporate structure, Equity Interests in all Debtors other than Solutia shall, subject to the Restructuring Transactions Agreement, be Reinstated as equity interests in the respective Reorganized Debtors as of the Effective Date.

      b. VOTING:

         Class 16 is Impaired by the Plan. Holders of Equity Interests in Solutia shall receive no Distributions under the Plan on account of such Equity Interests in Solutia. Therefore, each Holder of an Equity Interest in Solutia in Class 16 is conclusively presumed to have rejected the Plan. Pursuant to section 1126(g) of the Bankruptcy Code, Holders of Equity Interests in Solutia are not entitled to vote to accept or reject the Plan.

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


                                  ARTICLE IV

                     ACCEPTANCE OR REJECTION OF THE PLAN

A. SPECIAL PROVISIONS GOVERNING UNIMPAIRED CLAIMS

   Except as otherwise provided in the Plan, nothing shall affect the Debtors' rights and defenses with respect to any Unimpaired Claims, including all rights with respect to legal and equitable defenses to set-offs and recoupments against such Unimpaired Claims.

B. CLASSES ENTITLED TO VOTE

   Classes 8, 9, 10, 11 and 12 are Impaired Classes and are entitled to vote to accept or reject the Plan. By operation of law, each Unimpaired Class of Claims is deemed to have accepted the Plan and is not entitled to vote to accept or reject the Plan. Classes 1, 2, 3, 4, 5, 6 and 7 are Unimpaired Classes and are deemed to have accepted the Plan. By operation of law, any Class of Claims or Equity Interests that is not entitled to receive or retain any property of the Debtors under the Plan is deemed to have rejected the Plan. Classes 14, 15 and 16 are not entitled to receive or retain any property of the Debtors, are not entitled to vote and are deemed to have rejected the Plan.

C. CRAMDOWN

   The Debtors request Confirmation under section 1129(b) of the Bankruptcy Code with respect to any Impaired Class that does not accept the Plan pursuant to section 1126 of the Bankruptcy Code. The Debtors reserve the right, subject to the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld, to modify the Plan to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification.

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


                                  ARTICLE V

                    MEANS FOR IMPLEMENTATION OF THE PLAN

A. GENERAL SETTLEMENT OF CLAIMS

   As discussed in detail in Article VI of the Disclosure Statement and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the classification, Distributions, releases and other benefits provided under the Plan, upon the Effective Date, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and Equity Interests and controversies resolved pursuant to the Plan. Subject to Article VII, all Distributions made to Holders of Allowed Claims in any Class are intended to be and shall be final.

B. GLOBAL SETTLEMENT

   As discussed in detail in Article VI of the Disclosure Statement, as set forth in the Confirmation Order, and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the Monsanto Contribution, the Pharmacia Contribution, and as a result of arm's-length negotiations with the Retirees' Committee and the Creditors' Committee, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and controversies between the Estates and (a) Monsanto, including the Monsanto Claims and all causes of action asserted in the Equity Committee Adversary Proceeding, (b) Pharmacia, including the Pharmacia Claims and all causes of action asserted in the Equity Committee Adversary Proceeding, and (c) the Retirees including all Claims to post-employment and other benefits asserted by the Retirees; provided, however, that the Global Settlement shall not
                 --------  -------
settle or resolve any claims, obligations, suits, damages, demands, debts, rights, causes of action or liabilities as between Monsanto and Pharmacia under the Separation Agreement.

   1. MONSANTO FUNDING CO CONTRIBUTION

      As discussed in detail in Article VI of the Disclosure Statement, in consideration for the Monsanto Funding Co Contribution, Monsanto shall receive 100% of the Pool B Common Stock, constituting 22.7% of the New Common Stock, subject to adjustment based on the amount of Pool B Common Stock purchased by Eligible Holders exercising Rights in connection with the Rights Offering and subject to dilution on account of the Incentive Stock Option Plan.

   2. MONSANTO CONTRIBUTION

      As discussed in detail in Article VI of the Disclosure Statement and summarized directly below, in consideration for the Monsanto Contribution, other than the Monsanto Funding Co Contribution, and in settlement of the Monsanto Claims, Monsanto shall receive, subject to the provisions below regarding the Monsanto Reserve, the Monsanto Pool A Stock Amount, which will be allocated as shares of Pool A Common Stock, and subject to adjustment as a result of the General Unsecured Claims Pool Adjustment and dilution on account of the Incentive Stock Option Plan.

      a. THE DISTRIBUTION AGREEMENT

         The Distribution Agreement and any amendments thereto shall be deemed to be a prepetition, non-executory contract. The Distribution Agreement and any amendments thereto shall not survive the Chapter 11 Cases and, except as provided herein or in the Plan Documents, any Claims, or

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

other liabilities or obligations of the Debtors arising thereunder or related thereto shall (i) be discharged, (ii) be released and not survive the Chapter 11 Cases and (iii) be deemed to be included in the Monsanto Claims and the Pharmacia Claims. Notwithstanding any provision to the contrary herein, this Article V shall have no effect whatsoever on the rights, defenses, obligations, or claims between Monsanto and Pharmacia arising from or existing under the Separation Agreement, and Solutia's assumption of debts, liabilities, guarantees, assurances, commitments and obligations under the Distribution Agreement shall be deemed to survive the Chapter 11 Cases solely with respect to the rights, defenses, obligations or claims as between Monsanto and Pharmacia and their respective Affiliates under the Separation Agreement, and those rights, defenses, obligations or claims shall continue to exist as if the Distribution Agreement survives the Chapter 11 Cases; provided, however, notwithstanding the foregoing, neither
                  --------  -------
Monsanto, Pharmacia nor any other Person or Entity shall be entitled to assert any claim or Claim against any of the Debtors or Reorganized Debtors or their respective property with respect to any debts, liabilities, guarantees, assurances, commitments or obligations assumed by Solutia under the Distribution Agreement.

      b. RELATIONSHIP AGREEMENT

         On the Effective Date, Reorganized Solutia, Monsanto and Funding Co shall enter into the Relationship Agreement. As an element of the Monsanto Contribution, Monsanto shall, pursuant to the Relationship Agreement, agree to (i) fund various environmental remediation projects and perform various environmental remediation activities related to the Legacy Sites and the Shared Sites, (ii) take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Tort Claims, all as more fully set forth in the Relationship Agreement, (iii) take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Legacy Site Claims, all as more fully set forth in the Relationship Agreement, and (iv) subject to the Rights Offering, provide the Monsanto Funding Co Contribution. Subject to the terms of the Relationship Agreement, the Relationship Agreement and the Commercial and Operating Agreements shall constitute an integrated and unitary executory contract.

      c. COMMERCIAL AND OPERATING AGREEMENTS

         On the Effective Date, the Commercial and Operating Agreements shall be assumed by Reorganized Solutia.

         On the Effective Date, the Master Operating Agreement shall be deemed to be amended so that the "initial term" described in section 5.1 thereof shall be extended from twenty years from the effective date of the Master Operating Agreement to twenty-three years from such effective date, with all other terms remaining the same.

      d. MONSANTO TORT MANAGEMENT

         As of the Effective Date, Monsanto shall take financial responsibility, as between itself and Reorganized Solutia only, for the management and payment of the Tort Claims and be solely responsible, as between itself and Reorganized Solutia only, for all costs related to the defense, mediation, arbitration, judgment and settlement of the Tort Claims and shall indemnify Reorganized Solutia, pursuant to the terms of the Relationship Agreement, with respect to such Tort Claims. In addition, since the Petition Date, Monsanto has paid all costs arising in connection with the Tort Claims.

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

      e. BACKSTOP FEE

         On the Effective Date, Monsanto shall be deemed to have waived the Backstop Fee.

      f. MONSANTO'S SETTLEMENT OF ADVERSARY PROCEEDINGS, CONTESTED MATTERS, DISPUTES AND MONSANTO CLAIMS

         Subject to the terms of the Plan, the Relationship Agreement and the Plan Documents, Monsanto and Solutia agree to (a) resolve all matters related to the Distribution Agreement (b) withdraw the Settled Adversary Proceedings with prejudice, and resolve all claims asserted therein (where applicable, with the consent of Pharmacia and the Retirees' Committee) and
(c) settle the Monsanto Claims.

      g. MONSANTO'S PROFESSIONALS

         Reorganized Solutia shall pay the reasonable fees and reimburse the reasonable expenses of Monsanto's Professionals, for work substantially related to the Chapter 11 Cases, in an amount equal to the lesser of (a) Monsanto's actual out of pocket costs with respect to such reasonable fees and expenses and (b) the aggregate fees of the Creditors' Committee's professionals, as approved by the Bankruptcy Court. Monsanto shall not be required to file any fee application or other request with the Bankruptcy Court in connection with the payment of such fees and expenses; provided,
                                                                --------
however, that if any dispute between Solutia and Monsanto or the Creditors'
-------
Committee and Monsanto regarding Monsanto's professional fees cannot be resolved in a reasonable period of time, then the Bankruptcy Court shall determine the amount of reasonable fees to be paid to Monsanto.

      h. MONSANTO ADMINISTRATIVE CLAIM

         To the extent Monsanto incurred any post-petition, actual out-of-pocket expenses relating to the Retained Sites, Monsanto shall receive an Allowed Administrative Expense Claim for such expenditures.

   3. PHARMACIA CONTRIBUTION

      Pursuant to the Confirmation Order, and except for the limited indemnities in favor of Pharmacia expressly set forth in the Relationship Agreement, Pharmacia shall be deemed to have released and shall release, the Debtors and the Reorganized Debtors from any and all claims, Claims and obligations of the Debtors and the Reorganized Debtors under the Distribution Agreement, including the Legacy Claims and related indemnity obligations arising under the Distribution Agreement or otherwise, and any other Claims or liabilities it holds, has held or may, in the future, hold against the Debtors and the Reorganized Debtors, related to the Distribution Agreement and the Legacy Claims. Pharmacia's release herein shall have no effect whatsoever on the rights, defenses, obligations or claims between Monsanto and Pharmacia arising from or existing under the Separation Agreement. In addition, Pharmacia agrees to waive the Pharmacia Claims in their entirety with prejudice and such Pharmacia Claims shall be expunged with prejudice, and Solutia's assumption of debts, liabilities, guarantees, assurances, commitments and obligations under the Distribution Agreement shall be deemed to survive the Chapter 11 Cases solely with respect to the rights, defenses, obligations or claims as between Monsanto and Pharmacia and their respective Affiliates under the Separation Agreement, and those rights, defenses, obligations or claims shall continue to exist as if the Distribution Agreement survives the Chapter 11 Cases; provided, however,
                                                      --------  -------
notwithstanding the foregoing, but subject to the parties' rights under the Plan, the Relationship Agreement and the Plan Documents, neither Monsanto, Pharmacia nor

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

any other Person or Entity shall be entitled to assert any claim or Claim against any of the Debtors or Reorganized Debtors or their respective property with respect to any debts, liabilities, guarantees, assurances, commitments or obligations assumed by Solutia under the Distribution Agreement.

   4. SETTLEMENT WITH RETIREES

      The terms of the settlement regarding modifications to post employment and other benefits provided to Retirees are set forth in the Retiree Settlement Agreement, attached as Exhibit B hereto.

   5. SETTLED ADVERSARY PROCEEDINGS

      By agreement among the various parties to the Settled Adversary Proceedings, on the Effective Date, all of the Settled Adversary Proceedings shall be deemed dismissed or withdrawn with prejudice.

   6. SOLUTIA'S ASSUMPTION OF CERTAIN ENVIRONMENTAL LIABILITY

      The Claim or claims held by governmental agencies related to Environmental Liabilities with respect to the Retained Sites, other than Claims relating to United States v. Mallinckrodt Inc. et al, Civil Action No. 4:02CV1488-ERW, (E.D. Mo.) (Eastern Division), which shall constitute and be treated as a General Unsecured Claim for all purposes and be in Class 10, and the Shared Sites shall be reinstated and unaffected by the Chapter 11 Cases. Reorganized Solutia shall be receiving a discharge from the Claims held by governmental agencies related to Environmental Liabilities Costs with respect to the Legacy Sites. As stated above and described in the Relationship Agreement, Monsanto, as between itself and Reorganized Solutia only, shall be financially responsible for Environmental Liability Costs with respect to the Legacy Sites. Pursuant to the Relationship Agreement, Reorganized Solutia shall be financially responsible, as between itself and Monsanto only, for Environmental Liability Costs with respect to the Retained Sites and Reorganized Solutia and Monsanto shall, subject to a sharing mechanism set forth in the Relationship Agreement, be financially responsible, as between themselves, for Environmental Liability Costs with respect to the Shared Sites.

C. RESTRUCTURING TRANSACTIONS

   On the Effective Date, and pursuant to the Restructuring Transactions Agreement, the applicable Debtors or Reorganized Debtors shall enter into the Restructuring Transactions and shall take any actions as may be necessary or appropriate to effect a corporate restructuring of their respective businesses or a corporate restructuring of the overall corporate structure of the Reorganized Debtors, as and to the extent provided therein. The Restructuring Transactions may include one or more mergers, consolidations, restructurings, conversions, dissolutions, transfers or liquidations as may be determined by the Debtors or the Reorganized Debtors, with the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld, to be necessary or appropriate, in each case as and to the extent provided in the Restructuring Transactions Agreement. The actions to effect the Restructuring Transactions may include, in each case as and to the extent provided in the Restructuring Transactions
Agreement: (1) the execution and delivery of appropriate agreements or other documents of merger, consolidation, restructuring, conversion, disposition, transfer, dissolution or liquidation containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable law and any other terms to which the applicable Entities may agree; (2) the execution and delivery of appropriate instruments of transfer, assignment, assumption or delegation of any asset, property, right, liability, debt or obligation on terms consistent with the terms of the Plan and having other terms for which the applicable parties agree;
(3) the filing of appropriate certificates or articles of incorporation,

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

reincorporation, merger, consolidation, conversion or dissolution pursuant to applicable state law; and (4) all other actions that the applicable Entities determine to be necessary or appropriate, including making filings or recordings that may be required by applicable law in connection with the Restructuring Transactions.

D. CONTINUED CORPORATE EXISTENCE AND VESTING OF ASSETS IN THE REORGANIZED
DEBTORS

   Except as otherwise provided herein, or in the Restructuring Transactions Agreement, each Debtor will, as a Reorganized Debtor, continue to exist after the Effective Date as a separate corporate entity, with all the powers of a corporation under applicable law and without prejudice to any right to alter or terminate such existence (whether by merger, dissolution or otherwise) under applicable state law. Except as otherwise provided herein, as of the Effective Date, all property of the respective Estates of the Debtors, and any property acquired by a Debtor or Reorganized Debtor under the Plan, will vest in the applicable Reorganized Debtor, free and clear of all Claims, Liens, charges, other encumbrances and Equity Interests, except for obligations assumed or created under the Plan or the Plan Documents. On and after the Effective Date, each Reorganized Debtor may operate its businesses and may use, acquire and dispose of property and compromise or settle any claims without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan or the Confirmation Order. Without limiting the foregoing, each Reorganized Debtor may pay the charges that it incurs after the Effective Date for Professionals' fees, disbursements, expenses or related support services (including reasonable fees relating to the preparation of Professional fee applications) without application to the Bankruptcy Court.

E. EXECUTION OF PLAN DOCUMENTS

   On the Effective Date, the Reorganized Debtors and the other parties thereto shall execute and deliver the Plan Documents, as applicable.

F. CORPORATE GOVERNANCE, DIRECTORS AND OFFICERS AND CORPORATE ACTION OF THE REORGANIZED DEBTORS

   1. NEW CERTIFICATES OF INCORPORATION AND NEW BY-LAWS

      On or immediately prior to the Effective Date, the Reorganized Debtors will file their respective New Certificates of Incorporation with the applicable Secretaries of State and/or other applicable authorities in their respective states of incorporation in accordance with the corporate laws of the respective states of incorporation. After the Effective Date, the Reorganized Debtors may amend and restate their respective New Certificates of Incorporation and New By-Laws and other constituent documents as permitted by the laws of their respective states of incorporation and their respective New Certificates of Incorporation and New By-Laws.

   2. DIRECTORS AND OFFICERS OF THE REORGANIZED DEBTORS

      As of the Effective Date, the initial board of directors and the officers of each of the Reorganized Debtors shall be appointed in accordance with the respective New Certificates of Incorporation and New By-Laws. In accordance with the Global Settlement, the initial Board of Directors of Reorganized Solutia shall be appointed as follows: (a) three directors shall be selected by Monsanto; (b) three directors shall be selected by the Creditors' Committee; and (c) one director shall be Reorganized Solutia's Chief Executive Officer. Pursuant to section 1129(a)(5) of the Bankruptcy Code, the Debtors will disclose, by making a filing with the Bankruptcy Court, the identity and affiliations of any Person proposed to serve on the initial board of directors or be an officer of each of the Reorganized

Debtors. To the extent any such director or officer of Reorganized Solutia is an "insider" under the Bankruptcy Code, the nature and amount of any compensation to be paid to such director or officer will also be disclosed. Each such director and officer shall serve from and after the Effective Date pursuant to the terms of the New Certificates of Incorporation, New By-Laws and other constituent documents of the Reorganized Debtors.

   3. CORPORATE ACTION

      As of the Effective Date, the adoption and filing of the New Certificates of Incorporation, the approval of the New By-laws, the resignation of all directors of the Debtors, the appointment of directors and officers for Reorganized Debtors, and all actions contemplated hereby shall be deemed to be authorized and approved in all respects (subject to the provisions herein), without the need for any further corporate, shareholder, director or other action. All matters provided for herein involving the corporate structure of Reorganized Debtors, and any corporate action required by the Debtors or Reorganized Debtors in connection with the Plan, shall be deemed to have occurred and shall be in effect, pursuant to applicable law, without any requirement of further action by the security holders or directors of the Debtors or Reorganized Debtors. On the Effective Date, the appropriate officers of the Reorganized Debtors and members of the board of directors of the Reorganized Debtors are authorized and directed to issue, execute and deliver the agreements, documents, securities and instruments contemplated by the Plan in the name of and on behalf of Reorganized Debtors, if no such other date is specified in such other documents, and will be authorized and approved in all respects and for all purposes without any requirement of further action by stockholders or directors of any of the Debtors or Reorganized Debtors.

   4. THE NEW COMMON STOCK

      The New Common Stock shall represent all of the equity interests in Reorganized Solutia as of the Effective Date, subject to dilution in connection with the Incentive Stock Option Plan. Reorganized Solutia will cause the New Common Stock to be listed on the NYSE on or as soon as practicable after the Effective Date; provided, however, that in the event
                                      --------  -------
the New Common Stock is not listed on the NYSE, Reorganized Solutia shall list the New Common Stock on another National Securities Exchange or inter-dealer quotation system. Monsanto and the Creditors' Committee shall take any and all reasonable actions necessary, as requested by the Debtors, to enable Reorganized Solutia to comply with the listing requirements for the NYSE.

   5. SHAREHOLDERS AGREEMENT

      The Shareholders Agreement between Reorganized Solutia and Monsanto, attached as Exhibit L hereto, will govern certain of Monsanto's rights and obligations as a shareholder of Reorganized Solutia.

G. EXIT FINANCING FACILITY, OBTAINING CASH FOR DISTRIBUTIONS AND TRANSFERS OF FUNDS AMONG THE DEBTORS

      On the Effective Date, the Reorganized Debtors are authorized to execute and deliver those documents necessary or appropriate to obtain the Exit Financing Facility, subject to the reasonable consent of Monsanto and the Creditors' Committee. All Cash necessary for the Reorganized Debtors to make payments required pursuant to the Plan will be obtained from the Reorganized Debtors' Cash balances or the Exit Financing Facility. Cash payments to be made pursuant to the Plan will be made by the Reorganized Debtors; provided, however, that the Debtors and the Reorganized Debtors
         --------  -------
will be entitled to transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Reorganized Debtors to satisfy their obligations under the Plan. Except as set forth herein,

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

any changes in intercompany account balances resulting from such transfers will be accounted for and settled in accordance with the Debtors' historical intercompany account settlement practices and will not violate the terms of the Plan.

H. RIGHTS OFFERING

   1. RIGHTS OFFERING PROCEDURES

      Eligible Holders will be entitled to participate in the Rights Offering, in accordance with the terms of the Rights Offering Procedures and as approved by the Bankruptcy Court in the Rights Offering Order.

   2. THE BACKSTOP UNDERWRITING

      In the event the Rights Offering is not fully subscribed, Monsanto shall pay to Funding Co $250 million less the gross proceeds of the Rights Offering in accordance with the terms of the Relationship Agreement. In addition, on the Effective Date, Monsanto shall waive the Backstop Fee.

I. INCENTIVE STOCK OPTION PLAN

   As of the Effective Date, the Incentive Stock Option Plan shall be adopted and shall be deemed to be adopted by Reorganized Solutia.
Reorganized Solutia shall, on the Effective Date, implement the Incentive Stock Option Plan. The terms of the Incentive Stock Option Plan shall be contained in the Plan Supplement.

J. RELEASE OF LIENS AND GUARANTEE CLAIMS

   Except as otherwise provided herein or in any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, on the Effective Date and concurrently with the applicable Distributions made to Holders of Allowed DIP Claims, Secured Clams and Senior Secured Note Claims pursuant to Article III herein, all Liens, other security interests or Claims on account of guarantees of such indebtedness against the property of any Estate related to such Claims (except for Claims that are Reinstated) will be fully released and discharged, and all of the right, title and interest of any holder of such Liens, other security interests or Claims on account of guarantees of such indebtedness, including any rights to any collateral thereunder, will revert to the applicable Reorganized Debtor and its successors and assigns.

   As a condition to the receipt of Distributions hereunder, Holders of Allowed DIP Claims, Secured Claims and Senior Secured Note Claims shall be required to deliver all documents necessary to effectuate the release of the Liens securing such Claims. Pursuant to Article 9 of the Uniform Commercial Code, all Holders of Allowed DIP Claims, Secured Clams and Senior Secured Note Claims are deemed to have appointed the Debtors as their respective agents with authority to make the relevant filings required by the Uniform Commercial Code or other filings necessary to cause the release of such Liens and security interests of record.

K. CANCELLATION OF EXISTING SECURITIES AND AGREEMENTS

   Unless otherwise agreed to by the Debtors, on the Effective Date, except to the extent otherwise provided herein, all notes, instruments, certificates and other documents evidencing (1) the DIP Claims, (2) the Secured Claims, (3) the Senior Secured Note Claims, (4) the Unsecured Notes Claims and (5) Equity Interests in Solutia and those Debtors whose stock is to be canceled pursuant to the Restructuring

Transactions, other than a Claim that is Reinstated, shall be cancelled and the obligations of the Debtors or the Reorganized Debtors in any way related thereto (except for obligations provided for under this Plan) shall be discharged. On the Effective Date, except to the extent otherwise provided herein, the Prepetition Indenture shall be deemed to be cancelled as permitted by section 1123(a)(5)(F) of the Bankruptcy Code and the obligations of the Debtors thereunder shall be discharged.

L. EFFECTUATING DOCUMENTS

   The Chief Executive Officer, President, Chief Financial Officer,
Senior Vice President or any Vice President of each Debtor or Reorganized Debtor will be authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of the Plan. The Secretary or any Assistant Secretary of each Debtor or Reorganized Debtor will be authorized to certify or attest to any of the foregoing actions.

M. EMPLOYMENT AND OTHER BENEFITS PROGRAMS

   To the extent that any of the Debtors have in place as of the
Effective Date employment, retirement, indemnification and other agreements, or arrangements with their respective active directors, officers and employees who will continue in such capacities (or similar capacities) after the Effective Date, or retirement income plans, welfare benefit plans and other plans for such persons, such agreements, programs and plans shall remain in place after the Effective Date, and the Reorganized Debtors will continue to honor such agreements, programs, and plans as modified or amended during the Chapter 11 Cases; provided, however, that the Directors'
                                     --------  -------
and Officers Indemnity Claims shall be waived and the Reorganized Debtors shall have no obligations with respect thereto, as of the Effective Date.

   After the Effective Date, the Reorganized Debtors shall each have the authority, consistent with the applicable agreements, to terminate, amend or enter into employment, retirement, indemnification and other agreements with their respective active directors, officers and employees and to terminate, amend or implement retirement income plans, welfare benefit plans and other plans for active employees.

   As of the Effective Date, the Retiree Benefits shall be modified in accordance with the Retiree Settlement Agreement.

                                  ARTICLE VI

                      TREATMENT OF EXECUTORY CONTRACTS
                            AND UNEXPIRED LEASES

A. ASSUMPTION AND REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

   On the Effective Date, except as otherwise provided herein, all Executory Contracts or Unexpired Leases, not previously assumed or rejected pursuant to an order of the Bankruptcy Court, will be deemed rejected, in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, other than those Executory Contracts or Unexpired Leases that are (1) to be assumed pursuant to the terms of this Article VI, or Section V.B.2.c of the Plan, (2) listed on Exhibit G, (3) the subject of a motion to assume Executory Contracts or Unexpired Leases that is pending on the Effective Date or (4) subject to a motion to reject an Executory Contract or Unexpired Lease pursuant to which the requested effective date of such rejection is after the Effective Date. Entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections and the assumption of the Executory Contracts or Unexpired Leases listed on Exhibit G hereto pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Any motions to assume Executory Contracts or Unexpired Leases pending on the Effective Date shall be subject to approval by the Bankruptcy Court on or after the Effective Date by a Final Order. Each Executory Contract and Unexpired Lease assumed pursuant to this Section VI.A or by any order of the Bankruptcy Court, which has not been assigned to a third party prior to the Effective Date, shall revest in and be fully enforceable by the Reorganized Debtors in accordance with its terms, except as such terms are modified by the provisions of the Plan or any order of the Bankruptcy Court authorizing and providing for its assumption under applicable federal law.

B. CLAIMS BASED ON REJECTION OF EXECUTORY CONTRACTS OR UNEXPIRED LEASES

   All proofs of Claim with respect to Claims arising from the rejection of Executory Contracts or Unexpired Leases, pursuant to the Plan or the Confirmation Order, if any, must be filed with the Bankruptcy Court within thirty days after the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such rejection. Any Claims arising from the rejection of an Executory Contract or Unexpired Lease not filed with the Bankruptcy Court within such time will be forever barred from assertion against the Debtors or the Reorganized Debtors, their Estates, Monsanto, Pharmacia or their property.

C. CURE OF DEFAULTS FOR EXECUTORY CONTRACTS AND UNEXPIRED LEASES ASSUMED

   Any monetary defaults under each Executory Contract and Unexpired
Lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the default amount in Cash on the Effective Date or on such other terms as the parties to such Executory Contracts or Unexpired Leases may otherwise agree. In the event of a dispute regarding: (1) the amount of any payments to cure such a default,
(2) the ability of the Reorganized Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (3) any other matter pertaining to assumption, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be made following the entry of a Final Order or orders resolving the dispute and approving the assumption. At least 10 days prior to the Confirmation Hearing, the Debtors shall provide for notices of proposed assumption and proposed cure amounts to be sent to applicable third parties and for procedures for objecting thereto and resolution of disputes by the Bankruptcy Court. Any counterparty to an Executory

Contract and Unexpired lease that fails to object timely to the proposed assumption or cure amount will be deemed to have assented to such matters.

D. INSURANCE POLICIES

   All of the Debtors' insurance policies and any agreements, documents or instruments relating thereto, are treated as executory contracts under the Plan. On the Effective Date, the Debtors shall be deemed to have assumed all insurance policies and any agreements, documents and instruments relating to coverage of all Insured Claims. Notwithstanding the foregoing, Distributions under the Plan to any Holder of an Allowed Insured Claim shall be in accordance with the treatment provided under Article III of the Plan.

E. ANNISTON SETTLEMENT

   Reorganized Solutia shall assume its obligations under the Anniston Global Settlement Agreement, the Anniston Side Letter and all related agreements, and shall continue to pay the $5 million annual installments of the settlement amount, as set forth in the Anniston Side Letter, together with all education fund and related obligations; provided, however, if
                                                 --------  -------
Solutia's obligations set forth in this sentence are in any way inconsistent with the Relationship Agreement, the Relationship Agreement shall control. To the extent provided in the Relationship Agreement, Reorganized Solutia shall indemnify Monsanto and its Affiliates, and Pharmacia and its Affiliates against any Reorganized Solutia default in performing its obligations under the Anniston Global Settlement Agreement and the Anniston Side Letter.

F. ASSUMPTION OF PENSION OBLIGATIONS

   Pursuant to the Plan, the Debtors shall assume and continue the Pension Plan in accordance with its terms, satisfy the minimum funding standards pursuant to 26 U.S.C. Section 412 and 29 U.S.C. Section 1082, and administer the Pension Plan in accordance with its terms and the provisions of ERISA. Furthermore, nothing in the Plan shall be construed as discharging, releasing or relieving the Debtors or the Debtors' successors, including the Reorganized Debtors, or any party, in any capacity, from any liability imposed under any law or regulatory provision with respect to the Pension Plan or the PBGC. The PBGC and the Pension Plan shall not be enjoined or precluded from seeking to enforce such liability as a result of any provision of the Plan or the Confirmation Order. Notwithstanding any provision of the Plan to the contrary, the Pension Plan shall be assumed and administered in accordance with ERISA and the Internal Revenue Code.

G. CONTRACTS AND LEASES ENTERED INTO AFTER THE PETITION DATE

   Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the Debtor or Reorganized Debtor liable thereunder in the ordinary course of its business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order.

                                 ARTICLE VII

                     PROVISIONS GOVERNING DISTRIBUTIONS

A. DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

   Except as otherwise provided herein or as may be ordered by the Bankruptcy Court, Distributions to be made on account of Claims that are Allowed as of the Effective Date shall be made on the Effective Date, or as soon as reasonably practicable thereafter. Unless otherwise specifically provided for or contemplated in the Plan or Confirmation Order, or required by applicable bankruptcy law, postpetition interest shall not accrue or be paid on any Claims and no Holder of a Claim shall be entitled to interest accruing on or after the Petition Date. For tax purposes, Distributions received in respect of Allowed Claims shall be allocated first to the principal amount of the Allowed Claims with any excess allocated to unpaid interest that accrued on such Claims.

B. DELIVERY OF DISTRIBUTIONS

   Reorganized Solutia shall make all Distributions required to be distributed under the Plan. Any Distribution required to be made pursuant to this Plan on a day other than a Business Day shall be made on the next succeeding Business Day or as soon thereafter as reasonably practicable. Reorganized Solutia may employ or contract with other Entities to assist in or make the Distributions required by the Plan without further order of the Court.

C. DELIVERY AND DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS

   1. DELIVERY OF DISTRIBUTIONS IN GENERAL

      Distributions to Holders of Allowed Claims shall be made at the address of the Holder of such Claim as indicated on (a) the relevant proof of Claim, or (b) if no proof of Claim has been filed or no address is indicated on a proof of Claim, the records of the Debtors. Nonetheless, if such Holder holds such Claims through a Nominee, Distributions with respect to such Claims will be made to such Nominee and such Nominee shall, in turn, make appropriate Distributions and book entries to reflect such Distributions to such Holders; provided, however; that Distributions on
                               --------  -------
account of the Unsecured Notes Claims shall be made to the Prepetition Indenture Trustee for distribution to the Holders of such Claims.

   2. UNDELIVERABLE DISTRIBUTIONS

      a. TREATMENT OF UNDELIVERABLE DISTRIBUTIONS

         Reorganized Solutia shall distribute any Undeliverable Distribution of New Common Stock to the General Unsecured Claims Reserve or the Monsanto Reserve, as applicable, the relevant amounts of such unclaimed New Common Stock, in accordance with the terms of the Plan. The Reorganized Debtors shall retain any Undeliverable Distribution of Cash and may use such Cash for general corporate purposes.

      b. FAILURE TO CLAIM UNDELIVERABLE DISTRIBUTIONS

         Any Holder of an Allowed Claim that does not assert a claim pursuant to the Plan for an undeliverable or unclaimed Distribution within one year after the date such Distribution is due shall be deemed to have forfeited its claim to such undeliverable or unclaimed Distribution and shall be forever barred from asserting any such claim against any of the Debtors, their Estates, the Reorganized Debtors, Monsanto, Pharmacia, or their property, or any party that has received Distributions under the Plan. Nothing contained herein shall require Reorganized Solutia, or any other party, to attempt to locate any Holder of an Allowed Claim.

D. COMPLIANCE WITH TAX REQUIREMENTS/ALLOCATIONS

   In connection with the Plan, to the extent applicable, Reorganized Solutia shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all Distributions pursuant hereto shall be subject to such withholding and reporting requirements. In addition, Reorganized Solutia will pay taxes on the taxable net income or gain allocable to Holders of Disputed Claims on behalf of such Holders and, when such Disputed Claims are ultimately resolved, Holders whose Disputed Claims are determined to be Allowed Claims will receive Distributions from Reorganized Solutia net of the taxes that Reorganized Solutia had paid previously on their behalf.

E. RECORD DATE FOR DISTRIBUTION

   At the close of business on the Distribution Record Date, the transfer register for the Holders of any Claims shall be closed and there shall be no further changes in the record of Holders of any Claims. Moreover, Reorganized Solutia shall have no obligation to recognize the transfer of any Holders of any Unsecured Notes Claims occurring after the Distribution Record Date, and shall be entitled for all purposes herein to recognize and deal only with those Holders of record as of the close of business on the Distribution Record Date.

F. DISTRIBUTIONS OF WHOLE SHARES ONLY

   Notwithstanding any other provision of this Plan, only whole numbers of shares of the New Common Stock will be issued. When any Distribution on account of an Allowed Claim would otherwise result in the issuance of a number of shares of New Common Stock that is not a whole number, the actual Distribution of shares of such stock will be rounded as follows: (i) fractions equal to or greater than one half will be rounded to the next higher whole number and (ii) fractions less than one half will be rounded to the next lower number. The total number of shares of the New Common Stock to be distributed to Holders of Allowed Claims will be adjusted as necessary to account for the rounding provided for in this Section. If such rounding results in Distributions of New Common Stock totaling less than the authorized number of shares of New Common Stock, then any excess New Common Stock shall not be issued. No consideration shall be provided in lieu of fractional shares that are rounded down pursuant to this Section.

G. SET-OFFS AND RECOUPMENTS

   The Debtors or Reorganized Solutia may, but shall not be required to, set-off against or recoup from the Holder of any Allowed Claim on which payments are to be made pursuant to the Plan, any claims of any nature whatsoever that the Debtors or the Reorganized Debtors may have against the Holder of such Allowed Claim that are not released under Article X of the Plan and the Distributions to be made pursuant hereto on account of such Allowed Claim, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors of any such claim, right of setoff or recoupment that the Debtors may have against the Holder of such Allowed Claim.

H. SURRENDER OF CANCELLED INSTRUMENTS OR SECURITIES

   Unless otherwise agreed to by the Debtors or the Reorganized Debtors, as applicable, as a condition precedent to receiving any Distribution pursuant to the Plan on account of an Allowed Claim, the Holder of such Claim shall tender the applicable instruments, securities or other documentation evidencing such Claim to Reorganized Solutia, and in the case of the DIP Agreement, the agent under the DIP Agreement shall have either (1) delivered such release documents as requested by the Debtors (at the Debtors' expense) or (2) provided a letter of authorization to the Debtors to execute and release any instruments, securities or other documentation securing the DIP Agreement. Any Distribution to be made pursuant to the Plan on account of any such Claim shall, pending such surrender, be treated as an Undeliverable Distribution pursuant to Section VII.C.2 hereof. Any Holder of such Claim that fails to (1) surrender such instrument, security, note or other documentation evidencing such Claim or
(2) execute and deliver an affidavit of loss and/or indemnity, before the first anniversary of the Effective Date shall be deemed to have forfeited all rights and Claims and may not participate in any Distribution under the Plan, and any Distributions to which such Holder would have been entitled shall be treated as Undeliverable Distributions.

I. THE GENERAL UNSECURED CLAIMS POOL ADJUSTMENT

   In accordance with the terms of the Global Settlement, the number of shares of Pool A Common Stock to be distributed to Holders of Allowed General Unsecured Claims and Monsanto shall be subject to adjustment based on the aggregate amount of Allowed General Unsecured Claims as of the date on which the allowance or disallowance of all Disputed General Unsecured Claims has been finally determined being above or below $700,000,000. The number of shares of Pool A Common Stock to be distributed subject to the General Unsecured Claims Pool Adjustment shall be determined in accordance with the following formula:

   o MULTIPLYING: (a) the percentage of New Common Stock represented by the GUC Stock Pool by (b) the Court Approved Equity Value (such product, the "Base GUC Recovery")

   o DIVIDING: (a) the Base GUC Recovery by (b) the aggregate amount of Allowed General Unsecured Claims as of the date on which the allowance or disallowance of all Disputed General Unsecured Claims has been finally determined (this quotient, the "Actual Amount");

   o SUBTRACTING from the Actual Amount the quotient that is determined by DIVIDING: (a) the Base GUC Recovery by (b)
      $700,000,000 (this difference the "Claims Difference");

   o MULTIPLYING the absolute value of the Claims Difference by $700,000,000 (this product, the "Value");

   o MULTIPLYING the Value by .45 (this product, the "Claims Adjustment Value"); and (in the event the aggregate amount of Allowed General Unsecured Claims, as of the date on which the allowance or disallowance of all Disputed General Unsecured Claims has been finally determined, exceeds $700,000,000),

   o DIVIDING: (a) the Claims Adjustment Value by (b) the price per share of the New Common Stock on the Effective Date (the resulting amount, the "General Unsecured Claims Pool
      Adjustment").

   If the aggregate amount of Allowed General Unsecured Claims as of the date on which the allowance or disallowance of all Disputed General Unsecured Claims has been finally determined is greater than $700 million, then the GUC Stock Pool shall be increased, and the Monsanto Pool A Stock Amount shall be decreased, by the amount of the General Unsecured Claims Pool Adjustment.

   By way of example only: if (1) the aggregate amount of Allowed General Unsecured Claims, as of the date on which the allowance or disallowance of all Disputed General Unsecured Claims has been finally determined, is $800,000,000, (2) the Court Approved Equity Value is $950,000,000 and (3) the price per share of the New Common Stock on the Effective Date is $25, then the equation for the calculation of the General Unsecured Claims Pool Adjustment would be written as follows:

..45x[|{((47.5% x 950,000,000)/800,000,000) - ((47.5% x 950,000,000)/700,000,000))}| * 700,000,000]
--------------------------------------------------------------------------------------------------
                                                25

Accordingly, the number of shares of Pool A Common Stock distributable to Monsanto would be reduced by 1,015,312 shares valued at $25,382,812.

   If the aggregate amount of Allowed General Unsecured Claims as of the date on which the allowance or disallowance of all Disputed General Unsecured Claims has been finally determined is less than $700 million, then additional New Common Stock shall be issued, and distributed to Monsanto and all holders of Pool B Common Stock, in an amount sufficient to provide Monsanto, on account of the Pool A Common Stock issued to Monsanto under the Plan, incremental value equal to the Claims Adjustment Value, and to prevent the dilution of Pool B Common Stock as a result of the issuance of such stock to Monsanto.

   The number of additional shares to be issued under these circumstances shall be determined by:

   o MULTIPLYING: (a) the total number of shares of Pool A Common Stock, Pool B Common Stock and Pool C Common Stock to be issued (including to the General Unsecured Claims Reserve and the Monsanto Reserve) as of the Effective Date by (b) the Claims Adjustment Value (such product, the "Additional Shares Numerator").

   o SUBTRACTING the Claims Adjustment Value from the Base GUC Recovery (the resulting amount, the "Adjusted GUC Recovery"); and

   o  DIVIDING the Additional Shares Numerator by the Adjusted GUC Recovery.

   Of such additional shares, (a) 22.7% shall be issued to the holders of Pool B Common Stock and (b) the remainder shall be issued to Monsanto, on account of its Pool A Common Stock.

   By way of example only: if (1) the aggregate amount of Allowed
General Unsecured Claims, as of the date on which the allowance or disallowance of all Disputed General Unsecured Claims has been finally determined, is $650,000,000, (2) the Court Approved Equity Value is $950,000,000 and (3) the price per share of the New Common Stock on the Effective Date is $25 for each of the 38,000,000 shares to be issued as of the Effective Date, then the equation for the calculation of the Claims Adjustment Value would be written as follows:

..45x[|{((47.5% x 950,000,000)/650,000,000) - ((47.5% x 950,000,000)/700,000,000))}| * 700,000,000]
--------------------------------------------------------------------------------------------------

Accordingly, the Claims Adjustment Value would be $15,620,192. Under such circumstances, the equation for calculating the number of additional shares to be issued would be:

   (38,000,000 x $15,620,192)/(($950,000,000 x 47.5%)-$15,620,192)= 1,362,550

   22.7%, or 309,299, of these additional shares of New Common Stock would be distributed to holders of Pool B Common Stock, and 77.3%, or 1,053,251, of these additional shares would be distributed to Monsanto, on account the Pool A Common Stock distributed to Monsanto under the Plan.

J. THE MONSANTO RESERVE

   1. DEPOSIT OF NEW COMMON STOCK ON THE EFFECTIVE DATE

      On the Effective Date, the Reorganized Debtors shall deposit the Monsanto Pool A Stock Amount in the Monsanto Reserve.

   2. PROCEDURE FOR DISTRIBUTING NEW COMMON STOCK TO MONSANTO

      On the Effective Date, and on a quarterly basis thereafter (and in no event later than the fifth (5th) Business Day after the end of each quarter) until the date on which the allowance or disallowance of all Disputed General Unsecured Claims has been finally determined, Reorganized Solutia shall distribute to Monsanto the number of shares of New Common Stock held in the Monsanto Reserve that are in excess of the number that would be needed to make the General Unsecured Claims Pool Adjustment as of the date such calculation is made. Reorganized Solutia's calculation of the General Unsecured Claims Pool Adjustment shall be subject to agreement by Monsanto and after such agreement is reached, shall constitute a binding calculation upon Monsanto and all Holders of General Unsecured Claims. For purposes of the calculation only, Reorganized Solutia shall calculate the General Unsecured Claims Adjustment by treating all Disputed General Unsecured Claims as if they were Allowed General Unsecured Claims on the date such calculation is made.

      a. FINAL RELEASE OF NEW COMMON STOCK HELD IN THE MONSANTO RESERVE

         On the date on which the allowance or disallowance of all Disputed General Unsecured Claims has been finally determined, the remaining shares of New Common Stock held in the Monsanto Reserve, if any, shall be distributed to Monsanto or to the General Unsecured Claims Reserve, as applicable, in accordance with the General Unsecured Claims Pool Adjustment.

   3. PROPERTY HELD IN MONSANTO RESERVE

      a. DIVIDENDS AND DISTRIBUTIONS

         Cash dividends and other distributions on account of the New Common Stock to be held in the Monsanto Reserve will be transferred to the Monsanto Reserve, concurrently with the transfer of such dividends and other Distributions to other holders of New Common Stock. Cash held in the Monsanto Reserve as a result of such dividends and other distributions, (i) will be deposited in a segregated account and held in trust pending distribution pursuant to the General Unsecured Claims Adjustment by Reorganized Solutia for the benefit of Monsanto or the Holders of Allowed General Unsecured Claims, as applicable, (ii) will be accounted for separately and (iii) will not constitute property of the Reorganized Debtors. Reorganized Solutia will invest the Cash held in the Monsanto Reserve in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. Reorganized Solutia also will place in the Monsanto Reserve, the proceeds, net of any applicable fees, from such investment of Cash, and Distributions to Monsanto or the Holders of Allowed General Unsecured Claims, as applicable, will include a Pro Rata share from such investment of Cash from the Monsanto Reserve.

      b. RECOURSE

         Monsanto and each Holder of a General Unsecured Claim that ultimately becomes an Allowed General Unsecured Claim will have recourse only to the undistributed New Common Stock and their pro rata share of the proceeds from the investment of Cash and dividends, if any, held in the Monsanto Reserve or the General Unsecured Claims Pool Adjustment Reserve, as applicable, for satisfaction of the Distributions to which Monsanto and Holders of Allowed General Unsecured Claims, as applicable, are entitled under the Plan, and not to any Reorganized Debtor, Monsanto, Pharmacia, their respective property or any assets previously distributed on account of any Allowed
Claim.

      c. VOTING RIGHTS

         For voting purposes only, Monsanto shall have the right to vote the number of shares of New Common Stock held in the Monsanto Reserve that Monsanto would be entitled to receive from the Monsanto Reserve if the aggregate amount of Allowed General Unsecured Claims as of the date on which the allowance or disallowance of all Disputed General Unsecured Claims has been finally determined was $_____. The remaining shares of New Common Stock held in the Monsanto Reserve that are not voted in accordance with the calculation set forth in the immediately preceding sentence shall be voted in accordance with, and in direct proportion to, the votes cast by those shareholders, other than Monsanto or on account of the Retiree Claim, voting on any and all matters for which a vote of the shareholders of the New Common Stock is taken or required.

K. THE GENERAL UNSECURED CLAIMS RESERVE

   1. DEPOSIT OF NEW COMMON STOCK ON THE EFFECTIVE DATE

      On the Effective Date, the Reorganized Debtors shall deposit shares of Pool A Common Stock equal to the GUC Stock Pool in the General Unsecured Claims Reserve.

   2. CALCULATION OF DISPUTED GENERAL UNSECURED CLAIMS RESERVE

      On the Effective Date (or as soon thereafter as is reasonably practicable), Reorganized Solutia shall reserve in the General Unsecured Claims Reserve for each Disputed General Unsecured Claim the number of shares of Pool A Common Stock that would have been distributed to the Holder of such Disputed General Unsecured Claim if such Disputed General Unsecured Claim had been an Allowed Claim on the Effective Date in an amount equal to the lesser of (1) the asserted amount of the Claim filed with the Bankruptcy Court or (if no proof of such Claim was filed) scheduled by the Debtors or
(2) the amount, if any, estimated by the Bankruptcy Court pursuant to section 502(c) of the Bankruptcy Code. Notwithstanding anything to the contrary contained herein, the New Common Stock reserved for any Disputed General Unsecured Claim shall constitute the maximum amount of New Common Stock to be distributed to the Holder of such Disputed General Unsecured Claim, subject to the General Unsecured Claim Pool Adjustment.

   3. PROCEDURE FOR DISTRIBUTING NEW COMMON STOCK TO HOLDERS OF ALLOWED GENERAL UNSECURED CLAIMS

      On the Effective Date, and on a quarterly basis thereafter (and in no event later than the fifth (5th) Business Day after the end of each calendar quarter) until no shares of New Common Stock (or distributions thereon) remain in the General Unsecured Claims Reserve, Reorganized Solutia shall distribute to Holders of Allowed General Unsecured Claims the number of shares of New Common Stock from the General Unsecured Claims Reserve that is determined by MULTIPLYING:
(a) the Percentage Recovery by (b) the total number of shares of New Common Stock held in the General Unsecured Claims Reserve (the product of which is the "Interim Distribution"). The Interim Distribution shall be distributed Pro Rata to the Holders of Allowed General Unsecured Claims, so that on the Effective Date, or in the applicable quarter, each Holder of an Allowed General Unsecured Claim will have received an aggregate Distribution equal to the Percentage Recovery.

   4. PROPERTY HELD IN GENERAL UNSECURED CLAIMS RESERVE

      a. DIVIDENDS AND DISTRIBUTIONS

         Cash dividends and other Distributions on account of the New Common Stock to be held in the General Unsecured Claims Reserve will be transferred to the General Unsecured Claims Reserve, concurrently with the transfer of such dividends and other Distributions to other holders of New Common Stock. Cash held in the General Unsecured Claims Reserve as a result of such dividends and other Distributions, (i) will be deposited in a segregated account and held in trust pending distribution by Reorganized Solutia for the benefit of Holders of Allowed General Unsecured Claims, (ii) will be accounted for separately and (iii) will not constitute property of the Reorganized Debtors. Reorganized Solutia will invest the Cash held in the General Unsecured Claims Reserve in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. Reorganized Solutia also will place in the General Unsecured Claims Reserve, the proceeds, net of any applicable fees, from such investment of Cash, and Distributions on account of Allowed General Unsecured Claims will include a Pro Rata share from such investment of Cash from the General Unsecured Claims Reserve.

      b. RECOURSE

         Each Holder of an Allowed General Unsecured Claim (or a Disputed General Unsecured Claim that ultimately becomes an Allowed General Unsecured Claim) will have recourse only to the undistributed New Common Stock and their pro rata share of the proceeds from the investment of Cash and dividends, if any, held in the General Unsecured Claims Reserve or the Monsanto Reserve, as applicable, for satisfaction of the Distributions to which Holders of Allowed General Unsecured Claims are entitled under the Plan, and not to any Reorganized Debtor, Pharmacia, Monsanto its property or any assets previously distributed on account of any Allowed Claim.

      c. VOTING RIGHTS

         The New Common Stock held in the General Unsecured Claims Reserve shall be voted in accordance with, and in direct proportion to, the votes cast by those shareholders, excluding Monsanto and the Entity holding the New Common Stock issued on account of the Retiree Claim, voting on any and all matters for which a vote of the shareholders of the New Common Stock is taken or required.

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


                                 ARTICLE VIII

                   PROCEDURES FOR TREATING DISPUTED CLAIMS

A. OBJECTIONS TO CLAIMS

   After the Effective Date and on or before the Claims Objection Deadline, the Reorganized Debtors shall have the authority to file objections to Claims or Equity Interests. The Reorganized Debtors may settle, compromise, withdraw or litigate to judgment objections to Claims. The Reorganized Debtors shall consult with Monsanto and the Creditors' Committee (until the Creditors' Committee is dissolved under the terms of this Plan) in the process of reconciling, objecting to and/or allowing General Unsecured Claims and Monsanto may object to any General Unsecured Claims.

B. GENERAL UNSECURED CLAIMS MONITOR

   Upon the Effective Date, an entity selected by Monsanto and the Creditors' Committee and approved by the Bankruptcy Court shall serve as an independent claims monitor. The claims monitor shall be paid by the Reorganized Debtors on a monthly basis in an amount agreed to, prior to the Confirmation Hearing, between the Debtors and the claims monitor, with the reasonable consent of Monsanto and the Creditors' Committee, and approved by the Bankruptcy Court, until the General Unsecured Claims reconciliation process is concluded. The claims monitor shall be authorized to retain counsel of its choice and shall have standing to raise and appear on issues concerning the General Unsecured Claims reconciliation process. The Reorganized Debtors shall be responsible for compensating the claim monitor's counsel for all reasonable fees and expenses incurred, in accordance with the claim monitor's counsel's normal billing practices; provided, however, that the total amount of the claim monitor's counsel's
--------  -------
fees and expenses in connection with the General Unsecured Claims reconciliation process for which the Reorganized Debtors shall be responsible shall not exceed an amount in the aggregate agreed to, prior to the Confirmation Hearing, between the Debtors and the claims monitor, with the reasonable consent of Monsanto and the Creditors' Committee, and approved by the Bankruptcy Court. If the claims monitor believes that the Reorganized Debtors are failing to administer the General Unsecured Claims reconciliation process adequately and, as a result, intends to take action, then the claims monitor shall provide the Reorganized Debtors within five
(5) Business Days' written notice of its intent to take such proposed action. During the notice period, the Reorganized Debtors may either consent to the relief sought, agree to proceed in good faith with the proposed action on their own, or petition the Bankruptcy Court for an order declaring that such proposed action is unreasonable. If the Reorganized Debtors do not so petition the Bankruptcy Court or the Bankruptcy Court determines that the proposed action is reasonable, the Reorganized Debtors shall be responsible for compensating the claims monitor's counsel for all reasonable fees and expenses incurred in taking the proposed action and in seeking Bankruptcy Court approval of payment with respect to such proposed action. To the extent the Bankruptcy Court determines that such proposed action is unreasonable, then the claim monitor's counsel shall not be reimbursed for any fees or expenses incurred in connection with such proposed action or its attempt to take such proposed action. Notwithstanding the foregoing, the Reorganized Debtors reserve their right to dispute the reasonableness of compensation sought by the claim monitor's counsel for services performed and expenses incurred following the Effective Date by the filing of an appropriate motion with the Bankruptcy Court. The Reorganized Debtors will retain primary responsibility of the General Unsecured Claims reconciliation process and will provide monthly reports of the status of the General Unsecured Claims reconciliation process to the claims monitor, Monsanto and, if it has not been dissolved in accordance with the terms hereof, the Creditors' Committee.

C. NO DISTRIBUTIONS PENDING ALLOWANCE

   Notwithstanding any other provision herein, if any portion of a Claim is a Disputed Claim, no payment or Distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim, in whole or in part. No interest shall accrue on such Disputed Claim until the date that such Disputed Claim, as applicable, becomes an Allowed Claim.

D. ESTIMATION OF CLAIMS

   The Debtors (prior to the Effective Date) or Reorganized Debtors
(after the Effective Date), the Creditors' Committee, if it has not been dissolved in accordance with the terms hereof, and/or Monsanto may, at any time, and from time to time, request that the Bankruptcy Court estimate any Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether an objection was previously filed with the Bankruptcy Court with respect to such Claim, or whether the Bankruptcy Court has ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any Disputed Claim, that estimated amount will constitute either the Allowed amount of such Claim or a maximum limitation on such Claim against any party or Entity, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors (prior to the Effective Date) or the Reorganized Debtors (after the Effective Date), the Creditors' Committee, if it has not been dissolved in accordance with the terms hereof, and/or Monsanto may elect to pursue any supplemental proceedings to object to any ultimate Distribution on such Claim. All of the objection, estimation, settlement and resolution procedures set forth in the Plan are cumulative and not necessarily exclusive of one another. Claims may be estimated and subsequently compromised, objected to, settled, withdrawn or resolved by any mechanism approved by the Bankruptcy Court.

                                 ARTICLE IX

                    CONDITIONS PRECEDENT TO CONFIRMATION
                        AND CONSUMMATION OF THE PLAN

A. CONDITION PRECEDENT TO CONFIRMATION

   The Bankruptcy Court will not enter the Confirmation Order unless and until the following conditions have been satisfied or duly waived pursuant to Section IX.D of this Plan:

   1. The Confirmation Order shall be reasonably acceptable in form and substance to the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia) and the Creditors' Committee.

   2. The Confirmation Order shall:

      a. authorize and direct the Debtors and the Reorganized Debtors to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases, indentures and other agreements or documents created in connection with the Plan;

      b. decree that the provisions of the Confirmation Order and the Plan are nonseverable and mutually dependent;

      c. authorize the Reorganized Debtors to (a) issue the New Common Stock and the Rights pursuant to the exemption from "Registration" under the Securities Act provided by section 1145 of the Bankruptcy Code and (b) enter into the Plan Documents;

      d. approve the releases and injunctions, including the Monsanto/ Pharmacia Injunction, as contemplated and to the extent set forth in Article X herein;

      e. decree that the Confirmation Order shall supersede any Bankruptcy Court orders issued prior to the Confirmation Date that may be inconsistent with the Confirmation Order;

      f. authorize the implementation of the Plan in accordance with its terms; and

      g. provide that, pursuant to section 1146(c) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with this Plan, including any deeds, bills of sale or assignments executed in connection with any disposition or transfer of assets contemplated by this Plan, shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax (including, without limitation, any mortgages or security interest filing to be recorded or filed in connection with the Exit Financing Facility).

   3. The Debtors shall have received the Exit Financing Facility
      Commitment Letter, which shall be in form and substance and with a lender reasonably acceptable to the Debtors, Monsanto and the Creditors' Committee.

   4. The Equity Committee Adversary Proceeding shall have been dismissed with prejudice.

   5. The Prepetition Indenture Trustee Adversary Proceeding shall have been dismissed with prejudice.

   6. The Retiree Approval Order shall have been entered by the Bankruptcy Court.

B. CONDITIONS PRECEDENT TO EFFECTIVE DATE

   The Effective Date will not occur and the Plan will not be consummated unless and until each of the following conditions have been satisfied or duly waived pursuant to Section IX.D of this Plan:

   1. The Confirmation Order shall (i) be in form and substance reasonably acceptable to the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia) and the Creditors' Committee,
      (ii) be consistent with the terms described in Section IX.A above, and
      (iii) have been entered by the Bankruptcy Court.

   2. All actions, documents, instruments, and agreements necessary to implement and effectuate the Plan, including the New Certificates of Incorporation, the New By-laws and the Plan Documents, shall have been taken or executed and delivered, as the case may be, and each agreement shall be reasonably acceptable to Monsanto, Pharmacia and the Creditors' Committee.

   3. The Debtors shall have received all authorizations, consents, regulatory approvals, rulings or documents that are necessary to implement and effectuate the Plan.

   4. The initial boards of directors of the Reorganized Debtors shall have been appointed.

   5. The Debtors shall have entered into the Exit Facility Financing.

   6. The Retiree Approval Order shall have become a Final Order.

   7. If the issuance or Distribution of any New Common Stock to Monsanto hereunder is subject to notification requirements under the HSR Act, any waiting period relating to such notification shall have expired or otherwise been terminated.

   8. All unliquidated General Unsecured Claims shall have been for Distribution purposes estimated pursuant to section 502(c) of the Bankruptcy Code, disallowed or fixed by an agreement between the Debtors and any relevant Holders of General Unsecured Claims and approved by the Bankruptcy Court.

   9. The Confirmation Order shall have become a Final Order.

C. EFFECT OF FAILURE OF CONDITIONS

   If the Consummation of the Plan does not occur, the Plan shall be null and void in all respects and nothing contained in the Plan or the Disclosure Statement shall: (1) constitute a waiver or release of any Claims by or against, or any Equity Interests in, the Debtors; (2) prejudice in any manner the rights of the Debtors or any creditors; or (3) constitute an admission, acknowledgment, offer or undertaking by the Debtors or any creditors in any respect.

D. WAIVER OF CONDITIONS

   Each of the Debtors, Monsanto, Pharmacia (solely with respect to provisions directly affecting Pharmacia) and the Creditors' Committee, may waive, with the consent of each of such other parties, one or more of the conditions precedent to Confirmation or Consummation set forth in Sections IX.A and IX.B of this Plan; provided, however, that the condition contained
                            --------  -------
in Section IX.A.4 may not be waived.

                                  ARTICLE X

              INJUNCTIONS, RELEASES, EXCULPATION AND DISCHARGE

A. INJUNCTIONS

   1. DEBTORS' INJUNCTION

      ALL INJUNCTIONS OR STAYS PROVIDED FOR IN THE CHAPTER 11 CASES
PURSUANT TO SECTIONS 105 AND/OR 362 OF THE BANKRUPTCY CODE OR OTHERWISE AND IN EFFECT ON THE CONFIRMATION DATE, SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL THE CLOSING OF THE CHAPTER 11 CASES PURSUANT TO SECTION 350(A) OF THE BANKRUPTCY CODE. SUBJECT TO THE OCCURRENCE OF THE EFFECTIVE DATE, THE CONFIRMATION ORDER SHALL PERMANENTLY ENJOIN ALL PERSONS, INCLUDING PHARMACIA AND MONSANTO, THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM, INCLUDING A LEGACY SITE CLAIM, AGAINST OR AN EQUITY INTEREST IN THE DEBTORS FROM TAKING ANY OF THE FOLLOWING ACTIONS BASED ON SUCH CLAIM OR EQUITY INTEREST, WHETHER DIRECTLY, INDIRECTLY, DERIVATIVELY, CONTRACTUALLY, STATUTORILY OR OTHERWISE, OTHER THAN PHARMACIA'S, MONSANTO'S AND OTHER PARTIES' RIGHTS TO ENFORCE THE TERMS OF THE PLAN, THE RELATIONSHIP AGREEMENT OR THE PLAN
DOCUMENTS: (A) COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION OR OTHER PROCEEDING OF ANY KIND AGAINST ANY OR ALL OF THE DEBTORS OR THE REORGANIZED DEBTORS, OR THEIR RESPECTIVE PROPERTY OR ASSETS; (B) ENFORCING, LEVYING, ATTACHING, COLLECTING OR OTHERWISE RECOVERING IN ANY MANNER OR BY ANY MEANS, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST ANY OR ALL OF THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY OR ASSETS; (C) CREATING, PERFECTING OR ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY LIEN AGAINST ANY OR ALL OF THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY OR ASSETS; (D) EXERCISING ANY SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND, DIRECTLY OR INDIRECTLY, AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO THE DEBTORS, THE REORGANIZED DEBTORS OR THEIR RESPECTIVE PROPERTY; OR (E) PROCEEDING IN ANY MANNER IN ANY PLACE WHATSOEVER THAT DOES NOT CONFORM TO OR COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THE PLAN; PROVIDED, HOWEVER, THAT THE TERMS OF THIS
                            --------  -------
INJUNCTION SHALL NOT PREVENT THE REORGANIZED DEBTORS, MONSANTO, PHARMACIA OR, UNLESS THE CREDITORS' COMMITTEE HAS BEEN DISSOLVED, THE CREDITORS' COMMITTEE, FROM ENFORCING THE TERMS OF THE GLOBAL SETTLEMENT, THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER, HOWEVER, THAT TERMS OF THE INJUNCTION
                    --------  -------  -------
SHALL NOT PREVENT THE HOLDERS OF TORT CLAIMS, NRD CLAIMS OR CLAIMS FOR ENVIRONMENTAL LIABILITY ARISING FROM THE RETAINED SITES OR THE SHARED SITES FROM EXERCISING THEIR RIGHTS AGAINST REORGANIZED SOLUTIA WITH RESPECT THERETO.

   2. MONSANTO/PHARMACIA INJUNCTION

      SUBJECT TO THE OCCURRENCE OF THE EFFECTIVE DATE, AND BASED ON THE MONSANTO CONTRIBUTION AND THE PHARMACIA CONTRIBUTION, THE CONFIRMATION ORDER SHALL PERMANENTLY ENJOIN ALL PERSONS, INCLUDING THE PLAINTIFFS (AND ANY MEMBERS OF A CLASS RAISING THE SAME OR SIMILAR CLAIMS) IN THE MATTERS ENTITLED DAVIS ET AL. V. SOLUTIA INC. EMPLOYEES' PENSION PLAN, NO. 3:05CV736, SCHARRINGHAUSEN ET AL. V. SOLUTIA INC. EMPLOYEES' PENSION PLAN, NO. 3:06CV00099 AND COMPLAINANTS IN LARRY PROBST, ET AL. V. MONSANTO COMPANY AND SOLUTIA, INC, EEOC CHARGE NOS. 280 A 00618 THROUGH 280 A 00652, BUT NOT PHARMACIA AND MONSANTO, THAT HAVE HELD, CURRENTLY HOLD OR MAY HOLD A CLAIM AGAINST PHARMACIA OR MONSANTO RELATING TO ANY OF THE DEBTORS, INCLUDING A LEGACY CLAIM, WHETHER SUCH CLAIM IS REDUCED TO JUDGMENT OR NOT, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR NONCONTINGENT, ASSERTED OR UNASSERTED, FIXED OR NOT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, LEGAL OR EQUITABLE, KNOWN OR UNKNOWN, FROM TAKING ANY OF THE FOLLOWING ACTIONS RELATED TO SUCH CLAIM, WHETHER DIRECTLY, INDIRECTLY, DERIVATIVELY, CONTRACTUALLY, STATUTORILY OR OTHERWISE: (A) COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION OR

OTHER PROCEEDING OF ANY KIND AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (B) ENFORCING, LEVYING, ATTACHING, COLLECTING OR OTHERWISE RECOVERING IN ANY MANNER OR BY ANY MEANS, WHETHER DIRECTLY OR INDIRECTLY, ANY JUDGMENT, AWARD, DECREE OR ORDER AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (C) CREATING, PERFECTING OR ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY LIEN AGAINST MONSANTO OR PHARMACIA, THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, REPRESENTATIVES, PROFESSIONALS, ADVISORS, EMPLOYEE BENEFIT PLANS, OR ANY OF THEIR RESPECTIVE PROPERTY OR ASSETS; (D) ASSERTING ANY SETOFF, RIGHT OF SUBROGATION OR RECOUPMENT OF ANY KIND, DIRECTLY OR INDIRECTLY, AGAINST ANY DEBT, LIABILITY OR OBLIGATION DUE TO MONSANTO OR PHARMACIA; AND (E) PROCEEDING IN ANY MANNER IN ANY PLACE WHATSOEVER THAT DOES NOT CONFORM TO OR COMPLY WITH OR IS INCONSISTENT WITH THE PROVISIONS OF THE PLAN; PROVIDED,
                                                                --------
HOWEVER, THAT THE TERMS OF THIS INJUNCTION SHALL NOT PREVENT THE REORGANIZED
-------
DEBTORS, MONSANTO, PHARMACIA OR, UNLESS THE CREDITORS' COMMITTEE HAS BEEN DISSOLVED, THE CREDITORS' COMMITTEE FROM ENFORCING THE TERMS OF THE GLOBAL SETTLEMENT, THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER, HOWEVER,
                                              --------  -------  -------
THAT TERMS OF THIS INJUNCTION SHALL NOT PREVENT THE HOLDERS OF TORT CLAIMS, NRD CLAIMS OR CLAIMS FOR ENVIRONMENTAL LIABILITY FROM EXERCISING THEIR RIGHTS AGAINST MONSANTO OR PHARMACIA WITH RESPECT THERETO.

B. RELEASES

   The following releases are hereby granted pursuant to the Plan and the Confirmation Order:

   1. RELEASES BY THE DEBTORS

      AS OF THE EFFECTIVE DATE, FOR GOOD AND VALUABLE CONSIDERATION, THE ADEQUACY OF WHICH IS HEREBY CONFIRMED, THE DEBTORS, THEIR ESTATES AND THE REORGANIZED DEBTORS WILL BE DEEMED TO FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND LIABILITIES WHETHER DIRECT OR DERIVATIVE, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THEN EXISTING OR THEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE THAT ARE BASED IN WHOLE OR IN PART ON ANY ACT, OMISSION, TRANSACTION, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR PRIOR TO EFFECTIVE DATE IN ANY WAY RELATING TO THE DEBTORS, THE CHAPTER 11 CASES, THE PLAN, OR THE DISCLOSURE STATEMENT, INCLUDING ANY SUCH CLAIMS, OBLIGATIONS, SUITS, JUDGMENTS, DAMAGES, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION AND LIABILITIES ARISING OUT OF OR IN CONNECTION WITH RELEASE OF HAZARDOUS SUBSTANCES, OTHER TYPES OF CONTAMINATION OR OTHER ENVIRONMENTAL MATTERS (INCLUDING CLAIMS UNDER CERCLA OR SIMILAR ENVIRONMENTAL LAWS) ARISING OUT OF OR IN CONNECTION WITH ANY ASSETS TRANSFERRED OR DEBTS, LIABILITIES, GUARANTEES, ASSURANCES, COMMITMENTS OR OBLIGATIONS ASSUMED PURSUANT TO THE DISTRIBUTION AGREEMENT OR OTHER TRANSACTIONS OCCURRING IN CONNECTION WITH THE DISTRIBUTION AGREEMENT, AND THAT COULD HAVE BEEN ASSERTED AT ANY TIME, PAST OR PRESENT OR FUTURE BY OR ON BEHALF OF THE DEBTORS, OR THEIR ESTATES AGAINST (A) THE CURRENT OR FORMER REPRESENTATIVES, DIRECTORS, OFFICERS AND EMPLOYEES OF THE DEBTORS AND THE DEBTORS' AGENTS, ADVISORS AND PROFESSIONALS, IN EACH CASE IN THEIR CAPACITY AS SUCH, (B) THE CURRENT AND FORMER MEMBERS OF THE CREDITORS' COMMITTEE, EXCEPT FOR THE PREPETITION INDENTURE TRUSTEE, AND THE ADVISORS AND ATTORNEYS FOR THE CREDITORS' COMMITTEE, EXCEPT FOR ADVISORS TO THE PREPETITION INDENTURE TRUSTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (C) MONSANTO, (D) PHARMACIA, (E) ANY EMPLOYEE BENEFIT PLANS OF MONSANTO OR PHARMACIA AND (F) THE RESPECTIVE AFFILIATES AND CURRENT OR FORMER REPRESENTATIVES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, MEMBERS, DIRECT AND INDIRECT SHAREHOLDERS, ADVISORS, ATTORNEYS AND PROFESSIONALS OF THE FOREGOING, IN EACH CASE IN THEIR CAPACITY AS SUCH; PROVIDED, HOWEVER, THAT THE TERMS OF THIS RELEASE
                        --------  -------
SHALL NOT PREVENT THE REORGANIZED DEBTORS FROM ENFORCING THE TERMS OF THE

GLOBAL SETTLEMENT, THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER,
                                                     --------  -------
HOWEVER, THAT WITH RESPECT TO FORMER DIRECTORS AND OFFICERS OF THE DEBTORS,
-------
NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO RELEASE SUCH FORMER DIRECTORS AND OFFICERS FROM CLAIMS FOR FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, CRIMINAL CONDUCT, VIOLATION OF FIDUCIARY DUTY, INCLUDING THE UNAUTHORIZED USE OF CONFIDENTIAL INFORMATION, THAT CAUSES DAMAGES OR FOR PERSONAL GAIN, TO (AND ONLY TO) THE EXTENT SUCH PERSONS ARE NOT EXCULPATED THEREFROM BY ANY PROVISION OF APPLICABLE LAW OR ANY CERTIFICATE OF INCORPORATION OR SIMILAR ORGANIZATIONAL DOCUMENT OF SOLUTIA, REORGANIZED SOLUTIA, ANY OTHER DEBTOR OR ANY OTHER REORGANIZED DEBTOR, OR ULTRA VIRES ACTS.

   2. RELEASES BY HOLDERS OF CLAIMS AND EQUITY INTERESTS

      AS OF THE EFFECTIVE DATE, EACH HOLDER OF A CLAIM OR EQUITY INTEREST SHALL BE DEEMED TO FOREVER RELEASE, WAIVE AND DISCHARGE ALL CLAIMS OR EQUITY INTERESTS, DEMANDS, DEBTS, RIGHTS, CAUSES OF ACTION OR LIABILITIES, WHETHER DIRECT OR DERIVATIVE, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, THEN EXISTING OR THEREAFTER ARISING, IN LAW, EQUITY OR OTHERWISE THAT ARE BASED IN WHOLE OR IN PART ON ANY ACT OR OMISSION, TRANSACTION, EVENT OR OTHER OCCURRENCE TAKING PLACE ON OR PRIOR TO THE EFFECTIVE DATE RELATING TO THE DEBTORS, THE CHAPTER 11 CASES, THE PLAN, THE DISCLOSURE STATEMENT OR ANY EMPLOYEE BENEFIT PLANS ADMINISTERED BY OR ON BEHALF OF SOLUTIA, OR ANY LEGACY CLAIM OR LEGACY SITE CLAIMS OR OTHER OBLIGATIONS ASSUMED BY SOLUTIA UNDER THE DISTRIBUTION AGREEMENT, BUT NOT INCLUDING CLAIMS FOR ENVIRONMENTAL LIABILITY WHICH ARE RELATED TO RETAINED SITES OR SHARED SITES, AGAINST (A) THE CURRENT OR FORMER REPRESENTATIVES, DIRECTORS, OFFICERS AND EMPLOYEES OF THE DEBTORS, (B) THE DEBTORS' AGENTS, ADVISORS AND PROFESSIONALS, IN EACH CASE IN THEIR CAPACITY AS SUCH, (C) THE CURRENT AND FORMER MEMBERS OF THE CREDITORS' COMMITTEE, EXCEPT FOR THE PREPETITION INDENTURE TRUSTEE, AND THE ADVISORS AND ATTORNEYS FOR THE CREDITORS' COMMITTEE, EXCEPT FOR ADVISORS TO THE PREPETITION INDENTURE TRUSTEE, IN EACH CASE IN THEIR CAPACITY AS SUCH, (D) MONSANTO, (E) PHARMACIA AND (F) THE RESPECTIVE AFFILIATES AND CURRENT OR FORMER REPRESENTATIVES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, MEMBERS, DIRECT AND INDIRECT SHAREHOLDERS, ADVISORS, EMPLOYEE BENEFIT PLANS, ATTORNEYS AND PROFESSIONALS OF THE FOREGOING, IN EACH CASE IN THEIR CAPACITY AS SUCH. NOTWITHSTANDING THE FOREGOING, THE HOLDERS OF TORT CLAIMS, AS A RESULT OF THE MONSANTO TORT MANAGEMENT, AND THE HOLDERS OF LEGACY SITE CLAIMS, AS A RESULT OF THE GLOBAL SETTLEMENT, SHALL NOT BE DEEMED TO RELEASE THE DEBTORS, MONSANTO OR PHARMACIA ON ACCOUNT OF ANY LIABILITY ARISING FROM OR RELATED TO THE TORT CLAIMS, OR MONSANTO OR PHARMACIA ON ACCOUNT OF THE LEGACY SITE CLAIMS. FURTHERMORE, THE HOLDERS OF NRD CLAIMS SHALL NOT BE DEEMED TO RELEASE THE DEBTORS, MONSANTO OR PHARMACIA ON ACCOUNT OF ANY LIABILITY ARISING FROM OR RELATED TO THE NRD CLAIMS. IN ADDITION, GOVERNMENTAL ENTITIES WITH RESPECT TO CLAIMS FOR ENVIRONMENTAL LIABILITY COSTS RELATED TO LEGACY SITES SHALL NOT BE DEEMED TO RELEASE MONSANTO OR PHARMACIA ON ACCOUNT OF ANY SUCH CLAIMS; PROVIDED, HOWEVER, THAT THE TERMS OF THIS RELEASE SHALL NOT PREVENT
        --------  -------
MONSANTO OR PHARMACIA FROM ENFORCING THE TERMS OF THE GLOBAL SETTLEMENT, THIS PLAN AND THE PLAN DOCUMENTS; PROVIDED, FURTHER, HOWEVER, THAT NOTHING
                                  --------  -------  -------
IN THIS PARAGRAPH SHALL AFFECT THE RIGHTS, DEFENSES, OBLIGATIONS OR CLAIMS ARISING BETWEEN MONSANTO AND PHARMACIA, INCLUDING RIGHTS, DEFENSES, OBLIGATIONS OR CLAIMS ARISING FROM OR EXISTING UNDER THE SEPARATION AGREEMENT; PROVIDED, FURTHER STILL, HOWEVER, THAT WITH RESPECT TO FORMER
           --------  ------- -----  -------
DIRECTORS AND OFFICERS OF THE DEBTORS, NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO RELEASE SUCH FORMER DIRECTORS AND OFFICERS FROM CLAIMS FOR FRAUD, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, CRIMINAL CONDUCT, VIOLATION OF FIDUCIARY DUTY, INCLUDING THE UNAUTHORIZED USE OF CONFIDENTIAL INFORMATION, THAT CAUSES DAMAGES OR FOR PERSONAL GAIN, TO (AND ONLY TO) THE EXTENT SUCH PERSONS ARE NOT EXCULPATED THEREFROM BY ANY PROVISION OF APPLICABLE LAW OR ANY CERTIFICATE OF INCORPORATION OR SIMILAR ORGANIZATIONAL DOCUMENT OF SOLUTIA, REORGANIZED SOLUTIA, ANY OTHER DEBTOR OR ANY OTHER REORGANIZED DEBTOR, OR ULTRA VIRES ACTS.

   3. RETIREE RELEASE AND INJUNCTION

      AS OF THE EFFECTIVE DATE, THE RETIREES' COMMITTEE, ITS MEMBERS AND PROFESSIONALS, THE RETIREES AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, HEIRS, EXECUTORS, ADMINISTRATORS SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RETIREE PARTIES") SHALL HEREBY BE DEEMED TO HAVE RELEASED AND DISCHARGED THE DEBTORS, MONSANTO, PHARMACIA, ANY EMPLOYEE BENEFIT PLANS OF MONSANTO OR PHARMACIA, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, SUCCESSORS, ASSIGNS, REPRESENTATIVES, AGENTS, ADVISORS AND PROFESSIONALS (COLLECTIVELY, THE "RELEASED PARTIES") FROM, AND THE CONFIRMATION ORDER AND THE RETIREE SETTLEMENT ORDER SHALL OPERATE AS AN INJUNCTION AGAINST, THE COMMENCEMENT OR CONTINUATION OF ANY ACTION, THE EMPLOYMENT OF PROCESS, OR ANY ACT TO COLLECT, RECOVER OR OFFSET, ANY "CLAIM" (AS DEFINED IN SECTION 101(5) OF THE BANKRUPTCY CODE) AND ANY "DEBT" (AS THAT TERM IS DEFINED IN SECTION 101(12) OF THE BANKRUPTCY CODE), RELATED TO "RETIREE BENEFITS" (AS DEFINED IN SECTION 1114(A) OF THE BANKRUPTCY CODE), INCLUDING THE PARTIAL RESERVATION OF CLAIMS IN THE CLASS ACTION SETTLEMENT APPROVED BY THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF FLORIDA, PENSACOLA DIVISION, IN SOLUTIA INC. V. FORSBERG, ET AL., NO. 3:98CV237, WHETHER SUCH CLAIM IS REDUCED TO JUDGMENT OR NOT, LIQUIDATED OR UNLIQUIDATED, CONTINGENT OR NONCONTINGENT, ASSERTED OR UNASSERTED, FIXED OR NOT, MATURED OR UNMATURED, DISPUTED OR UNDISPUTED, LEGAL OR EQUITABLE, KNOWN OR UNKNOWN THAT THE RETIREE PARTIES HAD, HAVE OR MAY HAVE AGAINST THE RELEASED PARTIES; PROVIDED, HOWEVER, THAT THE FOREGOING
                                       --------  -------
SHALL NOT RELEASE AND DISCHARGE (A) THE REORGANIZED DEBTORS FROM THE PERFORMANCE OF THEIR OBLIGATIONS UNDER THE RETIREE SETTLEMENT AGREEMENT OR
(B) MONSANTO FROM THE PERFORMANCE OF ITS OBLIGATIONS UNDER THE RETIREE SETTLEMENT AGREEMENT.

C. EXCULPATION AND LIMITATION OF LIABILITY

   EXCEPT AS PROVIDED IN THE PLAN OR THE CONFIRMATION ORDER, NONE OF
THE DEBTORS, MONSANTO, PHARMACIA, THE CREDITORS' COMMITTEE NOR THE CURRENT OR FORMER INDIVIDUAL MEMBERS THEREOF, EXCEPT FOR THE PREPETITION INDENTURE TRUSTEE, THE RETIREES' COMMITTEE NOR THE CURRENT INDIVIDUAL MEMBERS THEREOF, NOR ANY OF THEIR RESPECTIVE PRESENT MEMBERS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ADVISORS, ATTORNEYS, AFFILIATES OR AGENTS ACTING IN SUCH CAPACITY, EXCEPT FOR ADVISORS TO THE PREPETITION INDENTURE TRUSTEE, SHALL HAVE OR INCUR ANY LIABILITY TO, OR BE SUBJECT TO ANY RIGHT OF ACTION BY, ANY HOLDER OF A CLAIM, INCLUDING, BUT NOT LIMITED TO, A LEGACY CLAIM, OR AN EQUITY INTEREST, OR ANY OTHER PARTY IN INTEREST, OR ANY OF THEIR RESPECTIVE AGENTS, DIRECT OR INDIRECT SHAREHOLDERS, EMPLOYEES, REPRESENTATIVES, FINANCIAL ADVISORS, ATTORNEYS OR AFFILIATES, OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, FOR ANY ACT OR OMISSION IN CONNECTION WITH, RELATING TO, OR ARISING OUT OF, THE CHAPTER 11 CASES, THE PURSUIT OF CONFIRMATION OF THE PLAN, THE CONSUMMATION OF THE PLAN, OR THE ADMINISTRATION OF THE PLAN OR THE PROPERTY TO BE DISTRIBUTED UNDER THE PLAN, EXCEPT FOR THEIR WILLFUL MISCONDUCT, CRIMINAL CONDUCT, MISUSE OF CONFIDENTIAL INFORMATION THAT CAUSES DAMAGES, FRAUD, ULTRA VIRES ACTS OR GROSS NEGLIGENCE, AND IN ALL RESPECTS SHALL BE ENTITLED TO RELY REASONABLY UPON THE ADVICE OF COUNSEL WITH RESPECT TO THEIR DUTIES AND RESPONSIBILITIES UNDER THE PLAN. NOTHING IN THIS PARAGRAPH SHALL AFFECT THE RIGHTS, DEFENSES, OBLIGATIONS OR CLAIMS ARISING BETWEEN MONSANTO AND PHARMACIA.

D. DISCHARGE OF CLAIMS AND TERMINATION OF EQUITY INTERESTS

   EXCEPT AS PROVIDED IN THIS PLAN, THE PLAN DOCUMENTS OR THE CONFIRMATION ORDER, PURSUANT TO SECTION 1141(D) OF THE BANKRUPTCY CODE, (1) THE RIGHTS AFFORDED UNDER THE PLAN AND THE TREATMENT OF ALL CLAIMS, INCLUDING THE LEGACY SITE CLAIMS, AND EQUITY INTERESTS SHALL BE IN EXCHANGE FOR AND IN COMPLETE SATISFACTION, DISCHARGE AND RELEASE OF SUCH CLAIMS AND EQUITY INTERESTS OF ANY NATURE WHATSOEVER, INCLUDING ANY INTEREST ACCRUED ON SUCH CLAIMS FROM AND AFTER THE PETITION DATE, AGAINST ANY DEBTOR OR ANY OF THEIR ASSETS OR PROPERTIES, (2) ON THE EFFECTIVE DATE, ALL SUCH CLAIMS AND EQUITY INTERESTS IN, ANY DEBTOR SHALL BE SATISFIED, DISCHARGED AND RELEASED IN FULL AND (3) ALL PERSONS

AND ENTITIES SHALL BE PRECLUDED FROM ASSERTING AGAINST THE REORGANIZED DEBTORS AND THEIR RESPECTIVE SUCCESSORS OR THEIR ASSETS OR PROPERTIES ANY OTHER OR FURTHER SUCH CLAIMS OR EQUITY INTERESTS BASED UPON ANY ACT OR OMISSION, TRANSACTION OR OTHER ACTIVITY OF ANY KIND OR NATURE THAT OCCURRED PRIOR TO THE EFFECTIVE DATE; PROVIDED, HOWEVER, THAT THE REORGANIZED DEBTORS
                             --------  -------
SHALL NOT RECEIVE A DISCHARGE FROM TORT CLAIMS, NRD CLAIMS OR ANY ENVIRONMENTAL LIABILITY OR ENVIRONMENTAL LIABILITY COSTS RELATED TO THE RETAINED SITES OR THE SHARED SITES.

                                  ARTICLE XI

                          RETENTION OF JURISDICTION

A. RETENTION OF JURISDICTION

   The Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, and related to, the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

   1. To hear and determine any applications for the assumption or rejection of Executory Contracts or Unexpired Leases and the allowance of cure amounts and Claims resulting therefrom;

   2. To hear and determine any and all adversary proceedings, applications and contested matters;

   3. To hear and determine any objection to any Administrative Expense Claims, or any objection to or request to estimate any Claim;

   4. To estimate any Claim at any time, including during litigation concerning any objection to such Claim or during the pendency of any appeal relating to any such objection;

   5. To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

   6. To issue such orders in aid of execution and consummation of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

   7. To consider any amendments to, or modifications of, the Plan, to cure any defect or omission or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order or in the Plan;

   8. To hear and determine all applications for compensation and reimbursement of expenses of Professionals under sections 328, 330, 331 and 503(b) of the Bankruptcy Code;

   9. To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan and the Plan Documents, including the Relationship Agreement and the Confirmation Order;

   10. To recover all assets of the Debtors and property of the Debtors' Estates, wherever located;

   11. To hear and determine all Avoidance Actions and Causes of Action that may be brought by Reorganized Solutia;

   12. To hear and determine all disputes relating to the injunctions, including the Monsanto/Pharmacia Injunction and the other releases described in Article X of the Plan;

   13. To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code;

   14. To examine, pursuant to Bankruptcy Rule 2004, any party whose contribution is necessary to effectuate the Plan;

   15. To hear and determine matters concerning the General Unsecured Claim Reserve or the Monsanto Reserve;

   16. To hear any other matter not inconsistent with the Bankruptcy Code;
       and

   17. To enter a final decree or decrees closing the Chapter 11 Cases.

                                 ARTICLE XII

                          MISCELLANEOUS PROVISIONS

A. BINDING EFFECT

   The Plan shall be binding upon and inure to the benefit of the Debtors, the Reorganized Debtors, all Holders of Claims and Equity Interests and their prospective successors and assigns, including all parties in interest in the Chapter 11 Cases, including Professionals.

B. PRESERVATION OF AVOIDANCE ACTIONS

   On and after the Effective Date, any and all Avoidance Actions
(other than the Avoidance Action against Monsanto and Pharmacia, which shall be resolved pursuant to the Global Settlement) shall be preserved and retained by the Reorganized Debtors, which shall have the exclusive right to enforce, settle and prosecute any such Avoidance Actions. Reorganized Solutia may pursue, abandon, settle or release any or all retained Avoidance Actions, as it deems appropriate, subject to the reasonable consent of Monsanto and the Creditors' Committee and Bankruptcy Court approval. Any recovery received on account of an Avoidance Action may be retained by the Reorganized Debtors. Reorganized Solutia may offset any claim supporting an Avoidance Action against any payment due to any Holder of a Claim under the Plan. In addition, if a Distribution is made in error, the Reorganized Debtors can bring an action pursuant to section 502(d) of the Bankruptcy Code to recoup such Distribution.

C.  CLAIMS OF THE UNITED STATES OF AMERICA

    Nothing in this Plan and the transactions approved hereby is intended to or shall release any non-Debtor of any claims, rights or causes of action arising in favor of the United States of America; provided,
                                                            --------
however, that nothing in this Plan or otherwise shall prevent any party from
-------
asserting defenses, counterclaims or other rights against the United States of America under applicable non-bankruptcy law.

D. APPLICABILITY OF SECTION 1125(e) OF THE BANKRUPTCY CODE

   The protection afforded by section 1125(e) of the Bankruptcy Code with regard to the solicitation of acceptances or rejections of the Plan and with regard to the offer, issuance, sale or purchase of the New Common Stock, or any other security, shall apply to the full extent provided by law, and the entry of the Confirmation Order shall constitute the determination by the Bankruptcy Court that the Debtors, Monsanto, the Creditors' Committee and the Retirees' Committee and each of their respective officers, directors, partners, employees, members, agents, attorneys, accountants, financial advisors, investment bankers, dealer-managers, placement agents, and other professionals, shall have acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code pursuant to section 1125(e) of the Bankruptcy Code and that the Plan has been proposed in good faith and not by any means forbidden by law.

E. DISSOLUTION OF THE CREDITORS' COMMITTEE, RETIREES' COMMITTEE AND EQUITY COMMITTEE

   On the Effective Date, the Creditors' Committee, the Retirees'
Committee and the Equity Committee shall be dissolved and the members thereof shall be released and discharged of and from all further authority, duties, responsibilities and obligations relating to and arising from and in connection with the Chapter 11 Cases, and the retention and employment of their attorneys or other Professionals shall terminate; provided, however,
                                                        --------  -------
that the Creditors' Committee, Retiree Committee and Equity

Committee shall continue to exist after such date and their professional fees and expenses shall be reimbursed by the Debtors or Reorganized Debtors, as applicable, solely with respect to applications filed with the Bankruptcy Court pursuant to sections 328, 330 and 331 of the Bankruptcy Code seeking payment of Professional Fee Claims and for any appeals related thereto.

F. PAYMENT OF STATUTORY FEES

   All fees payable pursuant to section 1930 of title 28 of the United States Code, shall be paid, by the Debtors or the Reorganized Debtors, as applicable, for each quarter (including any fraction thereof) until the Chapter 11 Cases are converted, dismissed or closed, whichever occurs first.

G. MODIFICATION OF THE PLAN

   Subject to the limitations contained in the Plan, (1) the Debtors reserve the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, to alter, amend or modify the Plan prior to the entry of the Confirmation Order, provided, however, that any material alteration,
                    --------  -------
amendment or modification of the Plan shall be subject to the consent of Monsanto, Pharmacia (if such provision directly affects Pharmacia) and the Creditors' Committee, which shall not be unreasonably withheld, and (2) after the entry of the Confirmation Order, the Debtors and the Reorganized Debtors may, upon order of the Bankruptcy Court and with the consent of Monsanto and, unless the Creditors' Committee has been dissolved, the Creditors' Committee, which consent shall not be unreasonably withheld, amend or modify the Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. A Holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the Claim of such Holder.

H. SEVERABILITY

   In the event that the Bankruptcy Court determines that any provision of the Plan, other than the terms of the Global Settlement, is invalid, void or unenforceable, such provision shall be invalid, void or unenforceable with respect to the Holder or Holders of such Claims or Equity Interests as to which the provision is determined to be invalid, void or unenforceable. The invalidity, voidness or unenforceability of any such provision shall, with the consent of the Debtors, Monsanto and the Creditors' Committee, which such consent shall not be unreasonably withheld, in no way limit or affect the enforceability and operative effect of any other provision of the Plan.

I. REVOCATION OR WITHDRAWAL OF THE PLAN

   The Debtors reserve the right to revoke or withdraw the Plan prior to the Confirmation Date; provided, however, that any such revocation or
                          --------  -------
withdrawal shall be subject to the consent of Monsanto and the Creditors' Committee, which consent shall not be unreasonably withheld. If the Debtors revoke or withdraw the Plan prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained in the Plan shall constitute or be deemed a waiver or release of any Claims by or against the Debtors or any other Person or Entity or to prejudice in any manner the rights of the Debtors or any Person or Entity in any further proceedings involving the Debtors.

J. SECTION 1145 EXEMPTION

   Section 1145(a) of the Bankruptcy Code provides that, subject to certain limitations, certain federal, state and local requirements regarding registration of securities do not apply to securities that are offered or sold under a plan of reorganization. The New Common Stock and Rights issued pursuant to the Plan will be issued without "Registration" under the Securities Act to the extent permitted by section 1145 of the Bankruptcy Code, and may not be offered or sold except in compliance with the Securities Act. The Debtors have not obtained, and do not intend to obtain, a "no-action" letter from the Securities and Exchange Commission to the effect that the Securities and Exchange Commission will not take enforcement action if the New Common Stock is issued in accordance with the provisions of the Plan without registration under the Securities Act.

K. SECTION 1146 EXEMPTION

   Pursuant to section 1146(c) of the Bankruptcy Code, any transfers of property pursuant hereto shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forgo the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax, recordation fee or governmental assessment.

L. NOTICES

   All notices, requests and demands to or upon the Debtors or, on and after the Effective Date, the Reorganized Debtors, the Creditors' Committee, the Retirees' Committee, the Equity Committee, the DIP Lenders, the Office of the United States Trustee, Monsanto and Pharmacia to be effective shall be in writing and, unless otherwise expressly provided in the Plan, shall be deemed to have been duly given or made when actually delivered by messenger or overnight courier service or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

   1.       THE DEBTORS AND THE REORGANIZED DEBTORS

                  Rosemary Klein, General Counsel
                  Solutia Inc.
                  575 Maryville Centre Dr.
                  St. Louis, Missouri  63141

                  Richard M. Cieri
                  Jonathan S. Henes
                  Kirkland & Ellis LLP
                  Citigroup Center
                  153 East 53rd Street
                  New York, NY 10022-4611
                  Fax:  (212) 446-4900

                  (Counsel to the Debtors and Reorganized Debtors)

   2.       THE CREDITORS' COMMITTEE

                  Daniel H. Golden, Esq.
                  Ira S. Dizengoff, Esq.
                  Akin Gump Strauss Hauer & Feld LLP
                  590 Madison Avenue
                  New York, New York  10022
                  Fax:  (212) 872-1002

                  (Counsel to the Creditors' Committee)

   3.       THE RETIREES' COMMITTEE

                  Daniel D. Doyle, Esq.,
                  Nicholas A. Franke, Esq.,
                  David M. Brown, Esq.
                  Spencer Fane Britt & Browne LLP
                  1 North Brentwood Boulevard, 10th Floor
                  St. Louis, MO 63105
                  Fax: (314) 862-4656

                  R. Scott Williams, Esq.
                  Haskell Slaughter Young & Rediker, LLC
                  400 Park Place Tower
                  2001 Park Place
                  North Birmingham, Alabama 35203
                  Fax: (205) 324-1133

                  (Counsel to the Retirees' Committee)

   4.       THE EQUITY COMMITTEE

                  Craig A. Barbarosh, Esq.
                  Pillsbury Winthrop Shaw Pittman LLP
                  650 Town Center Drive, 7th Floor
                  Costa Mesa, CA 92626
                  Fax: (714) 436-2800

                  (Counsel to the Equity Committee)

   5.       THE DIP LENDERS

                  David Jaffe
                  Citicorp USA, Inc.
                  390 Greenwich Street
                  New York, New York  10013
                  Fax:  (212) 816-2613

                  Seth Jacobson, Esq.
                  Timothy R. Pohl, Esq.
                  Skadden, Arps, Slate, Meagher & Flom LLP
                  333 West Wacker Drive, Suite 2100
                  Chicago, IL 60606-1285
                  Fax:  (312) 407-0411

                  (Counsel to the DIP Lenders)

   6.       THE UNITED STATES TRUSTEE

                  Greg M. Zipes, Esq.
                  OFFICE OF THE UNITED STATES TRUSTEE
                  33 Whitehall Street, 21st Floor
                  New York, NY 10004
                  Fax:  (212) 668-2255

   7.       MONSANTO

                  Charles W. Burson, Secretary
                  Monsanto Company
                  800 North Lindbergh Boulevard
                  St. Louis, MO 63167

                  John C. Longmire, Esq.
                  Willkie Farr & Gallagher LLP
                  787 Seventh Avenue
                  New York, New York 10019
                  Fax:  (212) 728-8111

                  George T. Frampton, Jr.,  Esq.
                  Boies, Schiller & Flexner LLP
                  570 Lexington Avenue, 16th Floor
                  New York, New York 10022
                  Fax: 212-446-2350

                  Lloyd A. Palans, Esq.
                  Bryan Cave LLP
                  One Metropolitan Square
                  211 N. Broadway
                  St. Louis, Missouri 63102-2750
                  Fax: 314-259-2020

                  (Counsel to Monsanto)

   8.       PHARMACIA

                  Bruce R. Zirinsky, Esq.
                  John H. Bae, Esq.
                  Cadwalader, Wickersham & Taft LLP
                  One World Financial Center
                  New York, NY 10281
                  Fax: 212-504-6666

                  (Counsel to Pharmacia)

M.  GOVERNING LAW

    Except to the extent the Bankruptcy Code, Bankruptcy Rules or other federal law is applicable, or to the extent an exhibit to the Plan provides otherwise, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law of such jurisdiction.

Dated: New York, New York      Respectfully submitted,
       February 14, 2006       SOLUTIA INC., on behalf of itself and all of
                               the Debtors



                                 By: /s/Jeffry N. Quinn
                                     ------------------
                                 Name: Jeffry N. Quinn
                                 Title: President & Chief Executive Officer

                                                                   Exhibit A




                           RELATIONSHIP AGREEMENT


                              ___________, 2006


                                by and among


                                Solutia Inc.,


                              Monsanto Company,


                                     and


                                [FUNDING CO].

                                                 TABLE OF CONTENTS

ARTICLE I DEFINITIONS.............................................................................................2
         Section 1.01      General................................................................................2
         Section 1.02      Interpretation........................................................................10

ARTICLE II FUNDING CO............................................................................................11
         Section 2.01      Funding Co............................................................................11
         Section 2.02      Establishment of Accounts.............................................................12
         Section 2.03      Deposit of Funds......................................................................12
         Section 2.04      Investment of the Funds...............................................................13
         Section 2.05      Payments Under Monsanto Notes.........................................................13

ARTICLE III ENVIRONMENTAL REMEDIATION............................................................................13
         Section 3.01      Retained Sites........................................................................13
         Section 3.02      Legacy Sites..........................................................................13
         Section 3.03      Certain Waste Sites...................................................................14
         Section 3.04      Shared Sites..........................................................................14
         Section 3.05      Third Party Recoveries................................................................20
         Section 3.06      No Admission of Liability to Other Persons............................................21
         Section 3.07      Cooperation...........................................................................21

ARTICLE IV DISBURSEMENTS.........................................................................................22
         Section 4.01      Disbursements.........................................................................22

ARTICLE V INDEMNIFICATION........................................................................................23
         Section 5.01      Indemnification Obligations of Solutia................................................23
         Section 5.02      Indemnification Obligations of Monsanto...............................................24
         Section 5.03      Manner of Payment.....................................................................24
         Section 5.04      Indemnification Claims................................................................24
         Section 5.05      Third Party Claims....................................................................25
         Section 5.06      Subrogation...........................................................................26
         Section 5.07      Subsidiary Guarantees.................................................................26

ARTICLE VI CERTAIN TAX MATTERS...................................................................................26
         Section 6.01      Net Operating Loss Carryforwards......................................................26
         Section 6.02      Treatment of Funding Co...............................................................27
         Section 6.03      Treatment of Earnings of Funding Co...................................................27
         Section 6.04      Distributions by Funding Co...........................................................27
         Section 6.05      Contribution to the Retiree Trust.....................................................27
         Section 6.06      Treatment of Environmental Remediation................................................27
         Section 6.07      Effect of the Agreement...............................................................28
         Section 6.08      Cooperation...........................................................................28

ARTICLE VII COVENANTS............................................................................................28
         Section 7.01      Further Assurances....................................................................28
         Section 7.02      Business Combinations; Transfers of Covered Sites.....................................28

                                     i



         Section 7.03      Cooperation and Access................................................................29
         Section 7.04      Confidentiality.......................................................................29
         Section 7.05      Power of Attorney.....................................................................30
         Section 7.06      Termination of PENNDOT Letter of Credit...............................................30
         Section 7.07      Insurance.............................................................................30

ARTICLE VIII REPRESENTATIONS AND WARRANTIES......................................................................31
         Section 8.01      Representations and Warranties of Monsanto............................................31
         Section 8.02      Representations and Warranties of Solutia.............................................31
         Section 8.03      Representations and Warranties of Funding Co..........................................32
         Section 8.04      No Additional Representations or Warranties...........................................32

ARTICLE IX DISPUTE RESOLUTION....................................................................................33
         Section 9.01      Agreement to Arbitrate................................................................33
         Section 9.02      Bankruptcy Court Jurisdiction.........................................................33
         Section 9.03      Procedures............................................................................33

ARTICLE X MISCELLANEOUS..........................................................................................34
         Section 10.01     Expenses..............................................................................34
         Section 10.02     Governing Law.........................................................................34
         Section 10.03     Notices...............................................................................34
         Section 10.04     Amendment and Modification............................................................36
         Section 10.05     Successors and Assigns; No Third Party Beneficiaries..................................36
         Section 10.06     Counterparts..........................................................................36
         Section 10.07     Legal Enforceability..................................................................36
         Section 10.08     Complete Agreement....................................................................36


APPENDICES:


Appendix A - Retained Sites
----------
Appendix B - Legacy Sites
----------
Appendix C - Shared Sites
----------


EXHIBITS:


Exhibit A         -         Confirmation Order
---------
Exhibit B         -         Anniston Consent Decree
---------
Exhibit C         -         Anniston Settlement Agreement
---------
Exhibit D         -         Anniston Side Letter
---------
Exhibit E         -         Plan
---------
Exhibit F         -         Services Agreement
---------
Exhibit G1        -         Solutia Deferred Payment Note
----------
Exhibit G2        -         Solutia Deferred NRD Note
----------
Exhibit H         -         Monsanto Note
---------
Exhibit I         -         Environmental Committee Charter
---------
Exhibit J         -         Solutia Subsidiary Guaranties
---------
Exhibit K1        -         Section 7.02(b) Site (Anniston)
----------

Exhibit K2        -         Section 7.02(b) Site (Krummrich)
----------
Exhibit L         -         Transition Services Agreement
---------
Exhibit M         -         Power of Attorney
---------
Exhibit N         -         Pharmacia Indemnity Agreement
---------
Exhibit O         -         Funding Co Charter
---------
Exhibit P         -         Retiree Trust Agreement
---------
Exhibit Q1        -         Anniston Plant Site
----------
Exhibit Q2        -         Krummrich Plant Site
----------

                           RELATIONSHIP AGREEMENT
                           ----------------------

         This RELATIONSHIP AGREEMENT (this "Agreement") is made as of
                                            ---------
_________, 2006 (the "Effective Date") by and among Solutia Inc., a Delaware
                      --------------
corporation ("Solutia"), Monsanto Company ("Monsanto") and [FUNDING CO], a
              -------                       --------
Delaware limited liability company directly and wholly owned by Solutia ("Funding Co").
  ----------

                                  RECITALS
                                  --------

         WHEREAS, Solutia was created as a subsidiary of Pharmacia Corporation, formerly known as Monsanto Company ("Pharmacia"), to operate
                                                  ---------
Pharmacia's chemicals business and was spun off to shareholders (the "Solutia Spinoff") effective as of September 1, 1997 (the "Solutia Spinoff
 ---------------                                           ---------------
Date").
----

         WHEREAS, in connection with the Solutia Spinoff, Solutia and Pharmacia entered into the Distribution Agreement, setting forth the allocation of the liabilities between Solutia and Pharmacia relating to Pharmacia's historical chemicals business.

         WHEREAS, Monsanto was created as a subsidiary of Pharmacia to operate Pharmacia's agricultural business and was spun off to shareholders (the "Monsanto Spinoff") on September 1, 2000 (the "Monsanto Spinoff Date").
      ----------------                              ---------------------

         WHEREAS, in connection with the Monsanto Spinoff, Monsanto agreed to indemnify Pharmacia in the event and to the extent that Solutia failed to perform or discharge certain of its liabilities under the Distribution Agreement.

         WHEREAS, on July 1, 2002, Pharmacia, Monsanto and Solutia entered into an amendment to the Distribution Agreement, whereby Solutia agreed to indemnify Monsanto for losses suffered by Monsanto as a result of Solutia's failure or inability to fulfill its obligations to Pharmacia under the Distribution Agreement.

         WHEREAS, on December 17, 2003 (the "Petition Date"), Solutia
                                             -------------
commenced a case ("Solutia Chapter 11 Case") with the Bankruptcy Court under
                   -----------------------
chapter 11 of the Bankruptcy Code.

         WHEREAS, on _________, 2006, Solutia filed the Plan with the Bankruptcy Court.

         WHEREAS, on ___________, 2006, the Bankruptcy Court confirmed the Plan pursuant to the confirmation order, a copy of which is attached hereto as Exhibit A (the "Confirmation Order").
   ---------       ------------------

         WHEREAS, in accordance with the Plan and the Confirmation Order, the Distribution Agreement constitutes a prepetition, non-executory contract and, subject to the Parties' obligations under the Plan, this Agreement and the Plan Documents, is void and of no further force and effect.

         WHEREAS, this Agreement, the Plan and the Plan Documents supersede the Distribution Agreement and set out the relationship among the parties hereto.

         WHEREAS, on the Effective Date and in conjunction with the execution of this Agreement, Solutia and Monsanto entered into the shareholders agreement (the "Shareholders Agreement") setting forth
                             ----------------------
Monsanto's rights and obligations as a shareholder of Solutia.

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

         Section 1.01 General. As used in this Agreement, the following
                      -------
terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "AAA" has the meaning set forth in Section 9.03.
          ---                               ------------

         "Action" means any demand, action, suit, countersuit, arbitration,
          ------
inquiry, proceeding or investigation by or before any Governmental Authority, court or any arbitration or mediation tribunal.

         "Affiliate" of any particular Person means any other Person
          ---------
controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise; provided, that in no
                                                       --------
event shall Monsanto, Pharmacia or Solutia, be considered Affiliates of one another.

         "Agreement" has the meaning set forth in the preamble.
          ---------

         "Agricultural Liabilities" means all liabilities retained by
          ------------------------
Pharmacia in the Solutia Spinoff that (i) were transferred to (or assumed by) Monsanto in the Monsanto Spinoff and (ii) are defined as "Monsanto Liabilities," as such term is defined and set forth in the Distribution Agreement (as in effect immediately prior to the Effective Date), including any and all liabilities related to a product consisting of a mix of herbicides 2,4, dichlorophenoxyacetic acid and 2,4,5 trichlorophenoxyacetic acid.

         "Anniston Consent Decree" means the Revised Partial Consent Decree,
          -----------------------
dated August 4, 2003, entered by the U.S. District Court for the Northern District of Alabama in Civil Action No. 1:02-CV-0749-UWC, a copy of which is attached hereto as Exhibit B, and any subsequent modifications to that
                   ---------
Decree entered by the Court.

         "Anniston Settlement Agreement" means the agreement among Solutia,
          -----------------------------
Monsanto and Pharmacia, dated September 9, 2003, a copy of which is attached hereto as Exhibit C.
          ---------

         "Anniston Side Letter" means the letter from Pfizer, Inc., the
          --------------------
parent company of Pharmacia, to Solutia, dated August 20, 2003, a copy of which is attached hereto as Exhibit D.
                            ---------

         "Approval Notice" has the meaning set forth in Section 3.04(d)(v).
          ---------------                               ------------------

         "Approved ELC Amount" has the meaning set forth in Section
          -------------------                               -------
3.04(d)(v).
----------

         "Approved Unallocated Amount" has the meaning set forth in Section
          ---------------------------                               -------
4.01(a).
-------

         "Arbitration Act" means the United States Arbitration Act, 9 U.S.C.
          ---------------
1-14, as amended.

         "Bankruptcy Code" means title 11 of the United States Code as
          ---------------
applicable to the Solutia Chapter 11 Case.

         "Bankruptcy Court" means the United States Bankruptcy Court for the
          ----------------
Southern District of New York, having jurisdiction over the Solutia Chapter 11 Case and, to the extent of the withdrawal of any reference under section 157 of title 28 of the United States Code, the United States District Court for the Southern District of New York.

         "Bankruptcy Rules" means, collectively, the Federal Rules of
          ----------------
Bankruptcy Procedure and the local rules of the Bankruptcy Court, as applicable to the Solutia Chapter 11 Case.

         "Board" means the Board of Directors of Solutia.
          -----

         "Budget" has the meaning set forth in Section 3.04(b).
          ------                               ---------------

         "Business Day" means any day other than a Saturday, Sunday or a
          ------------
legal holiday on which the commercial banks are closed in St. Louis, MO.

         "CEO" has the meaning set forth in Section 9.03.
          ---                               ------------

         "CERCLA" means the Comprehensive Environmental Response,
          ------
Compensation, and Liability Act of 1980, as amended.

         "Charter" has the meaning set forth in Section 3.04(b).
          -------                               ---------------

         "Chemicals Liabilities" has the meaning set forth in the
          ---------------------
Distribution Agreement.

         "Commercial and Operating Agreements" has the meaning assigned to
          -----------------------------------
it in the Plan.

         "Confidential Information" of any party (a "Confidential Party")
          ------------------------                   -----------------
means any and all information and data (whether written or oral and whatever the form or storage medium) (a) that a Confidential Party or its Representatives furnishes to another party or such other party's Representatives pursuant to this Agreement; and/or (b) concerning the business or affairs of such Confidential Party or any of its Affiliates (i) that is nonpublic information, (ii) which is proprietary to such Confidential Party or any of its Affiliates, (iii) the disclosure of which could reasonably be expected to cause the Confidential Party or any of its Affiliates or customers injury or loss of reputation or goodwill, (iv) that gives, or may give, such Confidential Party or its Affiliates an advantage over its competitors or (v) is marked by the Confidential Party prior to its disclosure as "confidential". Because of the sensitive nature of this information, the intent of the parties is that the term "Confidential Information" shall be interpreted as broadly as possible and shall include any and all data, reports, analyses, compilations, studies, projections, forecasts, records, technology, methods of doing business, inventions, know-how, designs, supplier and customer information and all other financial, technical, commercial or other information concerning the business and affairs of such Confidential Party, in each case regardless of whether such information or item is marked as "confidential". Notwithstanding the foregoing, Confidential Information shall not include information which (x) is or becomes generally available to the public other than as a result of a disclosure by any other party or its Representatives in breach of Section 7.04 hereof, (y) was or becomes
                             ------------
available to any other party on a non-confidential basis from a source other than such Confidential Party or its Representatives; provided that, to such
                                                     --------
other party's actual knowledge, such source is not prohibited from disclosing such information to such other party by a contractual, legal or fiduciary obligation to such Confidential Party or its Affiliates, or (z) is independently developed by any other party without violating such other party's obligations under this Agreement.

         "Confirmation Order" has the meaning set forth in the recitals.
          ------------------

         "Cost Recovery Cases" has the meaning set forth in Section 3.05(a).
          -------------------                               ---------------

         "Covered Site" means any Retained Site, Legacy Site or Shared Site.
          ------------

         "Deferral Notice" has the meaning set forth in Section 3.04(e).
          ---------------                               ---------------

         "Deferred NRD Payment Obligations" has the meaning set forth in
          --------------------------------
Section 3.04(e).
---------------

         "Deferred Payment Obligations" has the meaning set forth in Section
          ----------------------------                               -------
3.04(e).
-------

         "Deposit Account" has the meaning set forth in Section 2.02.
          ---------------                               ------------

         "Dispute Notice" has the meaning set forth in Section 9.03.
          --------------                               ------------

         "Disputed ELC Amount" has the meaning set forth in Section
          -------------------                               -------
3.04(d)(v).
----------

         "Disputed Unallocated Amount" has the meaning set forth in Section
          ---------------------------                               -------
4.01(a).
-------

         "Distribution Agreement" means that certain Distribution Agreement,
          ----------------------
dated as of September 1, 1997, between Pharmacia and Solutia, as amended through the date hereof, including by the Amendment dated as of July 1, 2002 by and among Pharmacia, Monsanto and Solutia.

         "Effective Date" has the meaning set forth in the preamble.
          --------------

         "ELC Objection Notice" has the meaning set forth in Section
          --------------------                               -------
3.04(d)(v).
----------

         "Environmental Account" has the meaning set forth in Section 2.02.
          ---------------------                               ------------

         "Environmental Committee" has the meaning set forth in Section
          -----------------------                               -------
3.04(b).
-------

         "Environmental Laws" means all applicable federal, state, local and
          ------------------
foreign statutes, regulations and similar requirements of Governmental Authorities having the force and effect of law, all judicial and administrative orders and determinations, and all common law concerning public health or safety, workplace health and safety, or pollution or protection of the environment, including all those pertaining to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation.

         "Environmental Liability" means any liability (contingent or
          -----------------------
otherwise, arising under statute or common law, at law or in equity, and including liability for response costs or natural resource damages, fines or penalties) or any investigatory, corrective or remedial obligation arising under Environmental Law, whether or not discharged by the Solutia Chapter 11 Case, including all Environmental Liability Costs, any common law liability for Environmental Remediation and any liability for any NRD Claim.

         "Environmental Liability Costs" means all out-of-pocket costs and
          -----------------------------
expenses actually incurred (1) to address any Environmental Liability, (2) to perform (a) Environmental Remediation at any Covered Site mandated by a Governmental Authority or court and (b) work deemed commercially reasonable by (i) Solutia with respect to the Retained Sites, (ii) Monsanto with respect to the Legacy Sites and (iii) the Environmental Committee with respect to the Shared Sites, (3) in connection with the retention of, or otherwise paid to, (a) consultants, attorneys, public relations personnel and all other Persons retained to provide products or services in connection with Environmental Liabilities (including all Recovery Costs) or (b) contractors performing Environmental Remediation, (4) for or in connection with land acquisition or easements for Environmental Remediation, (5) for materials and equipment procured for Environmental Remediation and (6) for or in connection with providing financial assurance required under Environmental Law for these sites; provided that "Environmental Liability
                                   --------
Costs" shall not include salaries and overhead of (x) Solutia employees providing Environmental Remediation services for Retained Sites and Shared Sites and (y) Monsanto employees providing Environmental Remediation services for Legacy Sites and Shared Sites.

         "Environmental Note" has the meaning set forth in Section 2.02.
          ------------------                               ------------

         "Environmental Reimbursement Statement" has the meaning set forth
          -------------------------------------
in Section 3.04(d).
   ---------------

         "Environmental Remediation" means any environmental investigatory,
          -------------------------
corrective, removal, remedial or response action to the extent such action is required or directed by, or conducted in response to orders, directives, citations, notices or findings lawfully issued by, any Governmental Authority or court or otherwise deemed commercially reasonable by (a) Solutia with respect to the Retained Sites, (b) Monsanto with respect to the Legacy Sites and (c) the Environmental Committee with respect to the Shared Sites.

         "Escalation Notice" has the meaning set forth in Section 9.03.
          -----------------                               ------------

         "Financing Agreement" means the Financing Agreement, dated as of
          -------------------
January 16, 2004, by and among Solutia, as a debtor and debtor-in-possession, and Solutia Business Enterprises, Inc., as a debtor and debtor-in-possession, a New York corporation, each subsidiary of Solutia listed as a "Guarantor" on the signature pages thereto, each as a debtor and debtor-in-possession, the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"),
 ------                         -------

Citicorp USA, Inc. ("CUSA"), as collateral agent for the Lenders, CUSA, as
                     ----
administrative agent for the Lenders, and CUSA, as documentation agent for the Lenders, as amended or modified from time to time.

         "Funding Co" has the meaning set forth in the preamble.
          ----------

         "Funding Co Accounts" has the meaning set forth in Section 2.02.
          -------------------                               ------------

         "Funding Co Payment" has the meaning set forth in Section 3.04(d).
          ------------------                               ---------------

         "Funds" has the meaning set forth in Section 2.02.
          -----                               ------------

         "Governmental Authority" means the United States of America or any
          ----------------------
other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

         "Indemnitee" has the meaning set forth in Section 5.05.
          ----------                               ------------

         "Indemnitor" has the meaning set forth in Section 5.05.
          ----------                               ------------

         "Insurance Recovery" has the meaning set forth in Section 7.07(a).
          ------------------                               ---------------

         "Investment Grade" means, with respect to debt, debt rated in one
          ----------------
of the four highest debt rating categories of Moody's Investor Services, Inc. and Standard & Poor's Corporation (without regard to gradation).

         "Joint Prosecution/Defense Agreement" means the Joint
          -----------------------------------
Prosecution/Defense Agreement among Solutia, Pharmacia and Monsanto, dated July 9, 2004.

         "Legacy Offsite" means any property for which Solutia or Pharmacia
          --------------
is or may become subject to Environmental Liability due to the migration onto such property of contamination that originated on a Legacy Site described in clauses (i) or (ii) of Section 3.02.
                                    ------------

         "Legacy Sites" has the meaning set forth in Section 3.02.
          ------------                               ------------

         "Loss" has the meaning set forth in Section 5.01.
          ----                               ------------

         "Master Operating Agreement" means the Master Operating Agreement,
          --------------------------
dated September 1, 1997, between Monsanto (as party thereto pursuant to the Amendment to the Distribution Agreement, dated July 1, 2002) and Solutia, as amended from time to time.

         "Monsanto" has the meaning set forth in the preamble.
          --------

         "Monsanto Backstop Obligation" means $_________.(1)
          ----------------------------

--------
(1) Will equal the amount (in dollar terms) of shares of common stock of Solutia offered by Solutia in the Rights Offering that Monsanto shall be obligated to subscribe for and purchase if such shares are not subscribed for and purchased by other Persons in the Rights Offering.

         "Monsanto Claim" has the meaning assigned to it in the Plan.
          --------------

         "Monsanto Credit Limit" has the meaning set forth in Section 3.04(e).
          ---------------------                               ---------------

         "Monsanto ELC Review Period" has the meaning set forth in
          --------------------------
Section 3.04(e)(v).
------------------

         "Monsanto Indemnified Party" has the meaning set forth in Section 5.01.
          --------------------------                               ------------

         "Monsanto Note" has the meaning set forth in Section 2.02.
          -------------                               ------------

         "Monsanto Payment" has the meaning set forth in Section 3.04(d).
          ----------------                               ---------------

         "Monsanto Payment Period" has the meaning set forth in Section 3.04(d).
          -----------------------                               ---------------

         "Monsanto Spinoff" has the meaning set forth in the recitals.
          ----------------

         "Monsanto Spinoff Date" has the meaning set forth in the recitals.
          ---------------------

         "Monsanto Unallocated Review Period" has the meaning set forth in
          ----------------------------------
Section 4.01(a).
---------------

         "NRD Claims" means all claims under Section 107(a)(4)(c) of CERCLA,
          ----------
42 U.S.C. Section 9607(a)(4)(c), or other provision of law, for damages for injury to, destruction of or loss of natural resources with respect to Covered Sites, including the reasonable cost of assessing such damages, regardless of whether such claims were filed in the Solutia Chapter 11 Case.

         "Parties" means Solutia and Monsanto.
          -------

         "Payable Amount" has the meaning set forth in Section 3.04(d)(v).
          --------------                               ------------------

         "PCB" means polychlorinated biphenyls.
          ---

         "PENNDOT Case" means the action originally filed against United
          ------------
States Mineral Products Company in 1990 by the Commonwealth of Pennsylvania, seeking damages caused by the presence of asbestos fireproofing in the Transportation and Safety Building in Harrisburg, Pennsylvania, to which Pharmacia was added as a defendant on February 7, 1997.

         "Person" means an individual, a partnership, a corporation, a
          ------
limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Petition Date" has the meaning set forth in the recitals.
          -------------

         "Pharmacia" has the meaning set forth in the recitals.
          ---------

         "Pharmacia Indemnified Party" has the meaning set forth in
          ---------------------------
Section 5.01.
------------

         "Pharmacia Indemnity Exhibit" means the Indemnification Agreement
          ---------------------------
between Pharmacia and Solutia, dated as of the date hereof, attached hereto as Exhibit N.
   ---------

         "Plan" means the plan of reorganization of Solutia that was dated
          ----
and filed on [ ] and confirmed in the Solutia Chapter 11 Case on ________, 2006, attached hereto as Exhibit E.
                         ---------

         "Plan Documents" has the meaning assigned to it in the Plan.
          --------------

         "Proceeding" has the meaning set forth in Section 5.05.
          ----------                               ------------

         "PRP" means a "potentially responsible party" as defined under
          ---
applicable Environmental Laws.

         "Qualified Financial Institution" has the meaning set forth in
          -------------------------------
Section 2.02.
------------

         "Recovery Costs" means all out-of-pocket costs incurred by Solutia
          --------------
or Monsanto following the commencement of the Solutia Chapter 11 Case in connection with the pursuit of any Third Party Recoveries, whether or not Solutia or Monsanto is successful in such pursuit.

         "Remediation Plan" has the meaning set forth in Section 3.04(b).
          ----------------                               ---------------

         "Representative" has the meaning set forth in Section 8.04.
          --------------                               ------------

         "Retained Offsite" means any property for which Pharmacia is or may
          ----------------
become subject to Environmental Liability due to contamination that originated on a Retained Site described in clauses (i) or (ii) of Section 3.01
                                                                  ------------
prior to the Solutia Spinoff, which property is either (i) contiguous to a Retained Site; or (ii) a waste disposal site on property proximate to a Retained Site that was formerly owned or operated by Pharmacia prior to the Solutia Spinoff. If additional property is contaminated as a result of migration of such contamination from the properties identified in clauses
(i) or (ii) above, such property, to the extent of such contamination, shall be considered part of the Retained Offsite.

         "Retained Sites" has the meaning set forth in Section 3.01.
          --------------                               ------------

         "Retiree Settlement Agreement" has the meaning assigned to it in
          ----------------------------
the Plan.

         "Retiree Trust" has the meaning set forth in Section 2.02.
          -------------                               ------------

         "Retiree Trust Agreement" means the trust agreement that is
          -----------------------
attached hereto as Exhibit P.

         "Rights" has the meaning assigned to it in the Plan.
          ------

         "Rights Offering" has the meaning assigned to it in the Plan.
          ---------------

         "Sale" means any transaction, including a series of related
          ----
transactions involving any Party pursuant to which any Person or Persons acquire (i) equity securities of such Party constituting a majority of the voting securities entitled to vote generally in the election of the board of directors of such Party (whether by tender offer, exchange offer, merger, consolidation, or other sale or transfer of such Party's outstanding voting securities) or (ii) all or substantially all of such Party's assets (any Sale described in this subclause (ii), an "Asset Sale").
                                           ----------

         "Services Agreement" has the meaning set forth in Section 2.01.
          ------------------                               ------------

         "Shared Payment Period" has the meaning set forth in Section 3.04(d).
          ---------------------                               ---------------

         "Shared Payments" has the meaning set forth in Section 3.04(d).
          ---------------                               ---------------

         "Shared Sites" has the meaning set forth in Section 3.04.
          ------------                               ------------

         "Shareholders Agreement" has the meaning set forth in the recitals.
          ----------------------

         "Solutia" has the meaning set forth in the preamble.
          -------

         "Solutia Cap" has the meaning set forth in Section 3.04(e).
          -----------                               ---------------

         "Solutia Chapter 11 Case" has the meaning set forth in the
          -----------------------
recitals.

         "Solutia Deferred NRD Note" has the meaning set forth in
          -------------------------
Section 3.04(e).
---------------

         "Solutia Deferred Payment Note" has the meaning set forth in
          -----------------------------
Section 3.04(e).
---------------

         "Solutia Indemnified Party" has the meaning set forth in Section 5.02.
          -------------------------                               ------------

         "Solutia Legacy Liabilities" means all liabilities of Solutia with
          --------------------------
respect to (a) retiree medical, retiree life insurance and disability benefits obligations with respect to those retirees, including their surviving spouses, dependent spouses and dependent children, and those employees receiving disability benefits, who worked for Pharmacia or one of its domestic subsidiaries and who retired, or became disabled, prior to the Solutia Spinoff, and whose post-employment benefit or disability liabilities were transferred to Solutia as a result of the Solutia Spinoff, (b) Environmental Liabilities and/or (c) any other liabilities that were assumed by Solutia under the Distribution Agreement.

         "Solutia Payment Period" has the meaning set forth in Section 3.04(d).
          ----------------------                               ---------------

         "Solutia Payment" has the meaning set forth in Section 3.04(d).
          ---------------                               ---------------

         "Solutia Specified Environmental Receipts Account" means the
          ------------------------------------------------
specified environmental receipts account established pursuant to the Financing Agreement.

         "Solutia Spinoff" has the meaning set forth in the recitals.
          ---------------

         "Solutia Spinoff Date" has the meaning set forth in the recitals.
          --------------------

         "Third Party Claim" has the meaning set forth in Section 5.05.
          -----------------                               ------------

         "Third Party Recoveries" has the meaning set forth in Section 3.05(b).
          ----------------------                               ---------------

         "Tort Claims" means all legal, equitable or other claims, demands,
          -----------
costs, causes of action and/or other liabilities arising under tort law (including demands for indemnification or contribution relating to or arising out of any such liability, whether arising under contract, tort law or otherwise), whether currently asserted or asserted in the future, whether known or unknown, (a) which constitute Chemicals Liabilities assumed by Solutia under the Distribution

Agreement, (b) for which Solutia was required to indemnify Monsanto and Pharmacia under the Distribution Agreement, and (c) which are for property damage, personal injury, products liability or premises liability or other damages arising out of or related to exposure to asbestos, PCB, dioxin, benzene, vinyl chloride, silica, butadiene, pentachlorophenol, styrene tars, other chemical exposure or environmental contamination, regardless of whether (i) any of the Debtors is, was or will be named as a defendant in any action commenced by or on behalf of the holder of such Tort Claim, or
(ii) such holder has filed a proof of claim in the Solutia Chapter 11 Case. "Tort Claims" shall not include, among other things: NRD Claims; claims for medical or retiree benefits, including retiree medical, disability and life insurance benefits; monitoring obligations with respect to PAB-exposed former employees; workers compensation claims brought solely pursuant to worker compensations statutes and not constituting or arising out of a claim, demand, cost, cause of action and/or other liability that would otherwise be defined as a "Tort Claim" herein; antitrust claims; commercial, business or contract claims; Environmental Liability Costs; any other remediation obligations covered by the Agreement; Legacy Claims for "response" as defined under Section 101(25) of CERCLA; claims asserted in connection with any pension or similar obligations of Solutia, including (x) claims asserted in the actions entitled Davis et al. v. Solutia Inc. Employees' Pension Plan, No. 3:05CV736, Scharringhausen et al. v. Solutia Inc. Employees' Pension Plan, No. 3:06CV00099, and the administrative charge entitled Larry Probst, et al. v. Monsanto Company and Solutia, Inc., EEOC Charge Nos. 280 A 00618 through 280 A 00652, and any similar litigation and
(y) claims asserted in the action entitled Miller et al v. Pharmacia Corporation, No. 4:04CV981, or any similar litigation; or any claims, including claims for exposure to chemicals or other substances, arising from Solutia's operations after the Solutia Spinoff.

         "Transition Services Agreement" means the Transition and Continuing
          -----------------------------
Services Agreement, dated as of the date hereof, between Solutia and Monsanto in the form attached hereto as Exhibit L.
                                        ---------

         "Unallocated Account" has the meaning set forth in Section 2.02.
          -------------------                               ------------

         "Unallocated Approval Notice" has the meaning set forth in
          ---------------------------
Section 4.01(a).
---------------

         "Unallocated Expenses" has the meaning set forth in Section 4.01(a).
          --------------------                               ---------------

         "Unallocated Objection Notice" has the meaning set forth in
          ----------------------------
Section 4.01(a).
---------------

         "Unallocated Note" has the meaning set forth in Section 2.02.
          ----------------                               ------------

         "Unallocated Payable Amount" has the meaning set forth in
          --------------------------
Section 4.01(a).
---------------

         "Unallocated Reimbursement Statement" has the meaning set forth in
          -----------------------------------
Section 4.01(a).
---------------

         Section 1.02 Interpretation.
                      --------------

                  (a) References. References to any "Appendix," "Article,"
                      ----------
"Exhibit," "Schedule" or "Section," without more, are to Appendices, Articles, Exhibits, Schedules and Sections to or of this Agreement.

                  (b) Headings. The section headings contained in this
                      --------
Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement.

                  (c) Authorship. The parties hereto have participated
                      ----------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

                  (d) Word Usage. Except where the context clearly requires
                      ----------
to the contrary, (i) instances of gender or entity-specific usage (e.g., "his," "her," "its," "person" or "individual") shall not be interpreted to preclude the application of any provision of this Agreement to any individual or entity, (ii) words in the singular shall include the plural and words in the plural shall include the singular, (iii) the word "or" shall not be applied in its exclusive sense; (iv) "including" shall mean "including, without limitation," and "including, but not limited to" and (v) accounting terms not defined shall have the meaning assigned to them in accordance with United States generally accepted accounting principles.

                  (e) Laws. Unless otherwise provided herein, references to
                      ----
laws, regulations and other governmental rules means such laws, regulations and rules and any orders, instruments or official government interpretations made under the relevant laws, regulations or rules as in effect at the time of determination (taking into account any amendments, extensions or supplements thereto effective at such time without regard to whether the amendments, extensions or supplements were enacted or adopted after the effective date of this Agreement) and includes all successor laws, regulations and rules thereto.

                  (f) Currency. References to "$" or "dollars" means the
                      --------
lawful currency of the United States.

                  (g) Jurisdiction. The word "federal" refers to laws,
                      ------------
agencies or other attributes of the United States (and not to any State or locality thereof). The meaning of the terms "domestic" and "foreign" shall be determined by reference to the United States.

                  (h) Dates and Time. References to "days" means calendar
                      --------------
days. All dates and times specified in this Agreement are of the essence and shall be strictly enforced.

                                 ARTICLE II
                                 FUNDING CO

         Section 2.01 Funding Co. Solutia and Monsanto shall take all actions
                      ----------
and do all things necessary, proper and advisable to maintain Funding Co as a bankruptcy-remote subsidiary of Solutia. Solutia shall provide certain services to Funding Co pursuant to the Services Agreement, dated as of the date hereof, between Funding Co and Solutia, a copy of which is attached hereto as Exhibit F. Monsanto and Solutia shall not, prior to the date that
          ---------
is two years and one day after the final distribution of funds from the Funding Co Accounts, acquiesce, petition or otherwise invoke, or cause Funding Co to invoke, the process of any Governmental Authority or court for the purpose of commencing or sustaining a case against Funding Co under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator,

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

assignee, trustee, custodian, sequestrator or other similar official of Funding Co or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Funding Co.

         Section 2.02 Establishment of Accounts. Any cash delivered to
                      -------------------------
Funding Co pursuant to this Agreement (including any cash proceeds of the Rights Offering received from Persons other than Monsanto in excess of $175,000,000 in the aggregate (it being understood that the first $175,000,000 in such proceeds shall be delivered to Solutia to be contributed to the Retiree Trust)), together with all income accrued thereon, are referred to as the "Funds." Funding Co shall establish a
                                 -----
deposit account (the "Deposit Account") with a commercial bank having at
                      ---------------
least $10 billion in assets (a "Qualified Financial Institution") to hold
                                -------------------------------
any Funds not invested pursuant to Section 2.04 and from which disbursements
                                   ------------
shall be made pursuant to this Agreement. Funding Co shall maintain the following two segregated subaccounts of the Deposit Account: (a) an environmental liabilities account (the "Environmental Account") and (b) an
                                        ---------------------
unallocated account (the "Unallocated Account", and together with the
                          -------------------
Environmental Account, the "Funding Co Accounts"). Funding Co shall keep
                            -------------------
each Funding Co Account segregated on its books from all other accounts and shall not deposit funds into or withdraw funds from the Deposit Account or allocate Funds with respect to any Funding Co Account, except in accordance with the terms of this Agreement. Whenever this Agreement requires funds to be deposited into or disbursed from either Funding Co Account, Funding Co shall deposit such funds into or disburse such funds from, as applicable, the Deposit Account and concurrently allocate such funds to or from, as applicable, such Funding Co Account. Funding Co shall not invest, distribute or release the Funds, except in accordance with the terms of this Agreement. Any income that accrues on Funds in any of the Funding Co Accounts shall be allocated to the Funding Co Account containing the Funds on which such income accrued.

         Section 2.03 Deposit of Funds. On the Effective Date, simultaneously
                      ----------------
with the execution and delivery of this Agreement, Monsanto shall deliver to Funding Co, upon the terms and subject to the conditions of the Plan and this Agreement, cash and/or two interest bearing demand promissory notes, in the form attached hereto as Exhibit H. One note (the "Environmental Note")
                            ---------                 ------------------
shall be in an amount of $50,000,000 less two-thirds of the Funds delivered to Funding Co on the Effective Date and the other note (the "Unallocated
                                                             -----------
Note" and, together with the Environmental Note, the "Monsanto Notes") shall
----                                                  --------------
be in an amount of $25,000,000 less one-third of the Funds delivered to Funding Co on the Effective Date. Interest shall accrue on the Monsanto
Notes at the same rate as interest accrues on the funds drawn under Monsanto's commercial paper program. The Monsanto Notes shall not be secured. Funding Co shall allocate (i) the Environmental Note (and any payments thereunder) and two-third of the Funds delivered to Funding Co on the Effective Date (for a total of $50,000,000) to the Environmental Account and (ii) the Unallocated Note (and any payments thereunder) and one-third of the Funds delivered to Funding Co on the Effective Date (for a total of $25,000,000) to the Unallocated Account. In addition, on the Effective Date and, in conjunction with the execution of this Agreement, Monsanto shall deliver to Solutia, and Solutia shall in turn deliver to a voluntary employees' beneficiary association trust account set up pursuant to the Retiree Settlement Agreement and the Retiree Trust Agreement (the "Retiree
                                                                   -------
Trust"), an amount equal to (i) the Monsanto Backstop Obligation minus (ii)
-----
$75,000,000, in immediately available funds. This amount, together with up to $175,000,000 of the cash proceeds of the Rights Offering, shall result in the aggregate amount deposited by Solutia in the Retiree Trust on the Effective Date being $175,000,000.

         Section 2.04 Investment of the Funds. Funding Co shall invest any
                      -----------------------
Funds in short-term, well-diversified, high quality investment instruments, with a primary objective of capital preservation, that are reasonably acceptable to both Monsanto and Solutia, including, but not limited to, one or more of: (a) interest bearing accounts with Qualified Financial Institutions, (b) direct obligations of the United States, (c) obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, (d) Investment Grade commercial paper, (e) certificates of deposit issued by Qualified Financial Institutions, (f) bankers' acceptances issued by Qualified Financial Institutions, (g) repurchase agreements with Qualified Financial Institutions, (h) floating rate notes rated at least AA or the equivalent,
(h) tax exempt municipal bonds and notes rated at least AA or the equivalent, and (i) money market funds.

         Section 2.05 Payments Under Monsanto Notes. At any time that there
                      -----------------------------
are insufficient Funds on deposit in the Environmental Account to pay any Approved ELC Amount or any Payable Amount, Monsanto shall make a payment under the Environmental Note (up to the remaining balance of such note) (by wire transfer of immediately available funds to Funding Co) as necessary to allow Funding Co to timely pay any Approved ELC Amount or Payable Amount in accordance with Section 3.04(d)(v). At any time that there are insufficient
                ------------------
Funds on deposit in the Unallocated Account to pay any Approved Unallocated Amount or any Unallocated Payable Amount, Monsanto shall make a payment under the Unallocated Note (up to the remaining balance of such note) (by wire transfer of immediately available funds to Funding Co) as necessary to allow Funding Co to timely pay any Approved Unallocated Amount or Unallocated Payable Amount in accordance with Section 4.01.
                                              ------------

                                ARTICLE III
                          ENVIRONMENTAL REMEDIATION

         Section 3.01 Retained Sites. Solutia and Monsanto agree that,
                      --------------
solely as between themselves and regardless of any discharge, injunction, or other protection of Solutia and/or Monsanto under the Plan or otherwise, Solutia shall be liable for all Environmental Liabilities related to, and shall have the responsibility for the Environmental Remediation projects with respect to, (i) all sites listed on Appendix A attached hereto, (ii)
                                         ----------
any other site owned and/or operated by Solutia, or to which Solutia (but not Monsanto or Pharmacia) sent waste at any time after the Solutia Spinoff Date, and (iii) any Retained Offsite, unless any site referred to in clause
(ii) or (iii) above is specifically listed on Appendix B or Appendix C
                                              ----------    ----------
attached hereto (sites described in clauses (i), (ii) and (iii) above, collectively, the "Retained Sites").
                   --------------

         Section 3.02 Legacy Sites. Solutia and Monsanto agree that, solely
                      ------------
as between themselves and regardless of any discharge, injunction, or other protection of Solutia and/or Monsanto under the Plan or otherwise, Monsanto shall be liable for all Environmental Liabilities related to, and shall have the responsibility for the Environmental Remediation projects with respect to, (i) all sites listed on Appendix B attached hereto, (ii) any other site
                            ----------
(a) for which Solutia assumed Environmental Liability under the Distribution Agreement, (b) that Solutia has never owned, operated or (subject to Section
                                                                     -------
3.03) to which it never sent waste, and (c) for which
----
there is Environmental Liability due to Pharmacia's or a predecessor's operations (including the offsite disposal of waste) at such sites prior to the Solutia Spinoff Date, and (iii) any Legacy Offsites, unless any site referred to in clauses (ii) or (iii) above is specifically listed on Appendix A or Appendix C attached hereto (sites described in clauses (i),
----------    ----------
(ii) and (iii) above, collectively, the "Legacy Sites").
                                         ------------

         Section 3.03 Certain Waste Sites. Solutia and Monsanto agree that,
                      -------------------
solely as between themselves and regardless of any discharge, injunction, or other protection of Solutia and/or Monsanto under the Plan or otherwise, any site that is not listed in Appendix A, B or C and was never owned or
                           ----------  -    -
operated by either Pharmacia or Solutia but to which both (a) Solutia and
(b) Pharmacia (during the period prior to the Solutia Spinoff Date) sent waste giving rise to CERCLA (or any state law equivalent) liability ("Certain Waste Sites") shall be treated as both a Retained Site and, solely
  -------------------
to the extent Solutia assumed liability with respect to such site under the Distribution Agreement, a Legacy Site. The responsibility for Environmental Liabilities at such site will be allocated, as between Solutia and Monsanto, according to the volume and toxicity of waste sent by Solutia and Pharmacia, respectively, to such site or by such other reasonable measure as the Parties may agree upon consistent with customary allocation principles; provided, that Monsanto shall have no liability under this Section 3.03 with
--------                                                   ------------
respect to Certain Waste Sites to which Pharmacia sent waste if Solutia did not assume liability with respect to such site under the Distribution Agreement. Solely as between the parties hereto, such allocation shall not be affected by any discharge, injunction, or other protection of Solutia and/or Monsanto from Environmental Liability under the Plan or otherwise.

         Section 3.04 Shared Sites. Solutia and Monsanto agree that, solely
                      ------------
as between themselves and regardless of any discharge, injunction, or other protection of Solutia and/or Monsanto under the Plan, the Distribution Agreement or the Separation Agreement, Environmental Liabilities with respect to all sites listed on Appendix C attached hereto (the "Shared
                               ----------                       ------
Sites") will be shared by Solutia and Monsanto as set forth in clause (d)
-----
below. The Environmental Remediation with respect to the Shared Sites shall be administered as set forth in clauses (a) through (c) below.

                (a) Administration. Except as expressly provided below with
                    --------------
respect to the authority of the Environmental Committee and the payments required to be made by Monsanto pursuant to clause (d) below, Solutia shall have the responsibility for the day to day implementation of the Environmental Remediation with respect to the Shared Sites consistent with the Budget and Remediation Plan for the Shared Sites approved by the Environmental Committee and the procedures set forth in the Charter or established by the Environmental Committee.

                (b) Environmental Committee. As of the Effective Date,
                    -----------------------
Solutia and Monsanto shall have established a committee (the "Environmental
                                                              -------------
Committee") to oversee Solutia's Environmental Remediation with respect to
---------
the Shared Sites in accordance with the charter, attached hereto as Exhibit I
                                                                    ---------
(the "Charter"), which may be amended by the agreement of the Parties from
      -------
time to time. The initial Charter shall include the following provisions:

                    (i) The Environmental Committee shall at all times
                consist of five (5) members.

                    (ii) Solutia shall appoint two (2) members of the
                Environmental Committee and Monsanto shall appoint three (3) members of the Environmental Committee.

                    (iii) The Environmental Committee shall approve (A) the
                annual budget for Environmental Remediation with respect to the Shared Sites (the "Budget") and (B) a strategic plan for
                                   ------
                Environmental Remediation with respect to all Shared Sites (the "Remediation Plan").
                 ----------------

                (c) Cooperation.
                    -----------

                    (i) Subject to the Budget and Remediation Plan approved
                by the Environmental Committee pursuant to clause (b) above, Solutia and Monsanto shall cooperate to perform Environmental Remediation with respect to the Shared
                Sites in a cost effective and efficient manner that complies with applicable Environmental Laws, including
                (A) the reasonable use of Solutia property and Monsanto property for management of materials generated by such Environmental Remediation, (B) the application, where legally permitted, of risk-based remediation standards, deed restrictions and other institutional controls and
                (C) reasonable communication between remediation
                managers and other relevant personnel of Solutia and Monsanto and the exchange of documents related to such Environmental Remediation; provided, however, that, in
                                           --------
                case of clauses (A) and (B) above, such measures shall be employed only to the extent that they are technologically feasible, reasonably cost-effective and can be accomplished in a manner that will not have a material adverse impact on Solutia and/or Monsanto as the case may be. Solutia and Monsanto may individually or jointly investigate and consider in good faith obtaining the use of risk transfer products, cost cap policies or other insurance-related solutions to manage and address the Environmental Liabilities related to the Shared Sites on a basis that is mutually beneficial to Solutia and Monsanto.

                (d) Sharing Mechanism.
                    -----------------

                    (i) Funding Co shall make payments (the "Funding Co
                                                             ----------
                Payment") to Solutia for all Environmental Liabilities
                -------
                related to the Shared Sites from the Environmental Account in accordance with clause (v) below until the funds in the Environmental Account and the balance of the Environmental Note (including any interest thereon) are reduced to zero.

                    (ii) After the funds in the Environmental Account have been reduced to zero, Monsanto shall pay the next $___ million(2) (the "Monsanto Payment") in Environmental Liabilities
                      ----------------
                relating to the Shared Sites as set forth herein, on a monthly basis (the period of time from the Effective Date until the foregoing

--------
(2) Shall equal $50 million less all Environmental Liability Costs paid by Monsanto with respect to Shared Sites during the course of the Solutia Chapter 11 Case.

                amounts are spent, the "Monsanto Payment Period") in accordance
                                        -----------------------
                with clause (v) below.

                    (iii) Commencing upon the expiration of the Monsanto
                Payment Period, Solutia shall pay the next $325 million of Environmental Liabilities (the "Solutia Payment")
                                                   ---------------
                related to the Shared Sites (the period of time during which the $325 million is being spent, the "Solutia
                                                            -------
                Payment Period"). During the Solutia Payment Period, the
                --------------
                Environmental Committee shall be entitled to review the books and records of Solutia at reasonable times and upon prior written notice to ensure the proper allocation of costs between Retained Sites and Shared Sites.

                    (iv) Commencing upon the expiration of the Solutia Payment
                Period (the "Shared Payment Period"), Solutia and Monsanto
                             ---------------------
                shall each pay 50% of any Environmental Liabilities
                related to the Shared Sites (the "Shared Payments") in
                                                  ---------------
                accordance with clause (v) below.

                    (v) Funding Co and Monsanto Payments. Solely for the
                        --------------------------------
                purposes of the Funding Co Payment, the Monsanto Payment and Monsanto's portion of the Shared Payments, the following procedures shall apply:

                        (A) Solutia shall have the right, at any time and
                    from time to time (and as often as it desires but in any event not more than once in any given two week period), to deliver to Monsanto and, prior to the Monsanto Payment Period, Funding Co (I) a written statement (an "Environmental Reimbursement Statement") setting forth
                     -------------------------------------
                    in reasonable detail the amount and nature of unreimbursed Environmental Liability Costs with respect to the Shared Sites which Solutia has paid, (II) a copy of all such invoices and/or other supporting documentation related thereto, signed by Solutia project managers responsible for such Environmental Liability Costs, and (III) a written statement setting forth the portion, if any, of such Environmental Liability Costs that exceeds the amount of the Funds then on deposit in the Environmental Account. As promptly as practicable, but in any event within ten (10) Business Days after Monsanto's receipt thereof (such ten (10)-Business Day period, the "Monsanto ELC Review Period"), Monsanto
                                 --------------------------
                    shall either (x) approve such Environmental
                    Reimbursement Statement in its entirety by delivering to Solutia a written notice thereof (an "Approval Notice")
                                                          ---------------
                    and/or (y) based on its reasonable, good faith judgment, object, in whole or in part, thereto by delivering to Solutia a written notice (an "ELC Objection Notice")
                                                  --------------------
                    setting forth the items and amount in dispute (such amount, the "Disputed ELC Amount") and the reasonable
                                 -------------------
                    good faith basis for such objection. If Monsanto timely delivers to Solutia an ELC Objection Notice to only a part of an Environmental Reimbursement Statement, such Environmental Reimbursement Statement shall become final and binding on all the parties hereto with respect to any and all items of Environmental Liability Costs not specifically identified in such ELC Objection Notice. If Monsanto shall fail to timely deliver to Solutia an ELC Objection Notice, Monsanto shall be deemed to have approved all

                    Environmental Liability Costs contained in the relevant Environmental Reimbursement Statement and such Environmental Reimbursement Statement and Monsanto's approval with respect to the Environmental Liability Costs set forth therein shall become final and binding on all parties hereto.

                        (B) If Monsanto shall timely submit an ELC Objection
                    Notice, the parties shall, during the fifteen (15) day period following Solutia's receipt of such ELC Objection Notice, negotiate in good faith to reach agreement as to the portion, if any, of the Disputed ELC Amount which is properly payable (the "Payable Amount"). If the Parties
                                           --------------
                    are unable to resolve Monsanto's objection to the Environmental Reimbursement Statement within such fifteen (15) day period, the Payable Amount shall be determined in accordance with Article IX hereof.
                                                  ----------

                        (C) Any and all Environmental Liability Costs set
                    forth in an Environmental Reimbursement Statement in respect of which Monsanto (x) timely delivers an Approval Notice, (y) timely delivers an ELC Objection Notice and which Environmental Liability Costs are not specifically identified in such ELC Objection Notice or
                    (z) fails to timely deliver an ELC Objection Notice shall, in each case, be an "Approved ELC Amount." Prior
                                                -------------------
                    to the Monsanto Payment Period, Funding Co shall make or cause to be made a payment from the Environmental Account to Solutia in the amount of any Approved ELC Amount as promptly as practicable, but in any event prior to the expiration of the Monsanto ELC Review Period. During the Monsanto Payment Period and the Shared Payment Period, Monsanto shall, subject to the sharing mechanism described in paragraphs (i) through
                    (iv) of this Section 3.04(d), pay to Solutia Monsanto's
                                 ---------------
                    portion (if any) of the amount of such Approved ELC Amount in immediately available funds in accordance with wire transfer instructions either contained or confirmed in the relevant Environmental Reimbursement Statement as promptly as practicable, but in any event prior to the expiration of the Monsanto ELC Review Period. Any payment by Monsanto pursuant to this Section 3.04(d)(v)
                                                         ------------------
                    shall be made with interest accrued thereon from the date that is ten (10) Business Days after Monsanto's receipt of the Environmental Reimbursement Statement until the date of payment at the same rate as interest accrues on funds drawn on Solutia's then-existing secured revolving credit facility. Prior to the Monsanto Payment Period, Funding Co shall make or cause to be made a payment from the Environmental Account to Solutia in the amount of any Payable Amount as promptly as practicable, but in no event more than five (5) Business Days after the later of the dates that (x) such amount becomes a Payable Amount and (y), if applicable, Funding Co delivers to Monsanto a request for funds to be drawn under the Environmental Note. During the Monsanto Payment Period and the Shared Payment Period, Monsanto shall, subject to the sharing mechanism described in paragraphs (i) through (iv) of this Section 3.04(d), pay
                                                        ---------------
                    to Solutia Monsanto's portion (if any) of the amount of any Payable Amount in immediately available funds in accordance with wire transfer instructions either contained or confirmed in the relevant Environmental Reimbursement Statement as promptly as practicable, but in no event more than five (5) Business Days after such amount becomes a Payable Amount.

                (e) Solutia Cap; Monsanto Payment Obligations.
                    -----------------------------------------

                    (i) Notwithstanding the provisions of Section 3.04 to
                                                          ------------
                the contrary, so long as Monsanto has the power to appoint and remove a majority of the members of the
                Environmental Committee, if Solutia is required to make
                any Solutia Payments or Shared Payments in any given
                fiscal year of Solutia in excess of $30 million (such
                $30 million, the "Solutia Cap" and such excess of $30
                                  -----------
                million, an "Excess Payment Obligation"), Solutia shall
                             -------------------------
                have the right, in its sole discretion, to pay the
                entire amount of the Excess Payment Obligation or defer
                the payment of all or a portion of any such Excess
                Payment Obligation in accordance with this Section 3.04(e)
                                                           ---------------
                (all such deferred payment obligations in the aggregate outstanding at any given time, "Deferred Payment
                                                ----------------
                Obligations"). As promptly as practicable after making a
                -----------
                decision to defer all or any portion of any Excess Payment Obligation pursuant to this Section 3.04(e) and in any event
                                            ---------------
                not later than five (5) Business Days prior to the date upon which any Deferred Payment Obligation shall become due and payable, Solutia shall notify Monsanto in writing (a
                "Deferral Notice") of the amount, nature and payment terms of
                 ---------------
                any such Deferred Payment Obligation. Monsanto shall be obligated to provide funds under the Solutia Deferred Payment
                Note in an amount sufficient to pay any Deferred Payment Obligations, but only to the extent that the total aggregate amount (including accrued and unpaid interest) outstanding under the Solutia Deferred Payment Note and the Solutia Deferred NRD Note does not exceed $25 million (the "Monsanto
                                                                    --------
                Credit Limit"). Upon request from Solutia, Monsanto may elect
                ------------
                to provide funds under the Solutia Deferred Payment Note to pay Deferred Payment Obligations in excess of the Monsanto Credit Limit, but in no event shall Monsanto be obligated to do so. If Monsanto does not elect to do so, then notwithstanding the first sentence of this Section 3.04(e)(i),
                                                           ------------------
                Solutia shall be obligated to pay any amount of Deferred Payment Obligations in excess of the Monsanto Credit Limit. Payments in any given fiscal year of Solutia made by Solutia under the Solutia Deferred Payment Note shall be taken into account in calculating (A) the Solutia Cap for the fiscal year in which such payments are made, (B) the Solutia Payment and/or (C) with respect to payments of principal only, the Solutia share of the Shared Payment for the fiscal year in which amounts being repaid were borrowed.

                    (ii) Solutia's obligation to repay the Deferred Payment
                Obligations pursuant to this Section 3.04(e) shall be
                                             ---------------
                evidenced by a promissory note in the form of Exhibit G1
                                                              ----------
                attached hereto (the "Solutia Deferred Payment Note"), which
                                      -----------------------------
                shall contain the following provisions:

                        (A) Solutia shall repay the principal amount of each
                    Deferred Payment Obligation funded under the Solutia Deferred Payment Note in four (4) equal installments on the last Business Day of each fiscal quarter of Solutia commencing in the fiscal quarter in the following fiscal year corresponding to the fiscal quarter in which such Deferred Payment Obligation originally arose; provided, that Solutia
                                                 --------
                    shall have the right to prepay all or any portion of the Deferred Payment Obligations at any time.

                        (B) Interest shall accrue on the Solutia Deferred
                    Payment Note at the same rate as interest accrues on funds drawn on Solutia's then-existing secured revolving credit facility, plus 1.5%.

                        (C) Interest shall be payable on the last Business
                    Day of each of Solutia's fiscal quarters. Interest payments on borrowed funds shall commence at the end of the first fiscal quarter following the date of borrowing.

                    (iii) Notwithstanding the provisions of Section 3.04 to
                                                            ------------
                the contrary, in the event that Monsanto does not have the power to appoint and remove a majority of the members of the Environmental Committee, if Solutia is required to pay any Excess Payment Obligation in any given fiscal year of Solutia and such payment includes costs associated with NRD Claims, Solutia shall have the right, in its sole discretion, to pay the entire amount of such Excess Payment Obligation in such fiscal year or defer the payment of all or a portion of the amount equal to the lesser of (x) the amount of such NRD
                Claims and (y) the Excess Payment Obligations for such fiscal year (all such deferred payment obligations in the aggregate outstanding at any given time, "Deferred NRD Payment
                                                --------------------
                Obligations"). As promptly as practicable after making a
                -----------
                decision to defer payment pursuant to this Section 3.04(e)(iii)
                                                           --------------------
                and in any event not later than five (5) Business Days prior to the date upon which any Deferred NRD Payment Obligation shall become due and payable, Solutia shall notify Monsanto in a Deferral Notice of the amount and payment terms of any such Deferred NRD Payment Obligation. Monsanto shall be obligated to provide funds under the Solutia Deferred NRD
                Note to pay the amount of the Deferred NRD Payment
                Obligation, as and when due from its own funds, but such obligation shall be subject to the Monsanto Credit Limit.
                Upon request from Solutia, Monsanto may elect to provide
                funds under the Solutia Deferred NRD Note to pay Deferred NRD Payment Obligations in excess of the Monsanto Credit Limit, but in no event shall Monsanto be obligated to do so. If Monsanto does not elect to do so then, notwithstanding the first sentence of Section 3.04(e)(iii), Solutia shall be
                                  --------------------
                obligated to pay any amount of the Deferred NRD Payment
                Obligations in excess of the Monsanto Credit Limit. Payments in any given fiscal year of Solutia made by Solutia under the Solutia Deferred NRD Note shall be taken into account in calculating (A) the Solutia Cap for the fiscal year in which such payments are made, (B) the Solutia Payment and/or (C) with respect to payments of principal only, the Solutia share of the Shared Payment for the fiscal year in which amounts being repaid were borrowed.

                    (iv) Solutia's obligation to repay the Deferred NRD Payment Obligations pursuant to this Section 3.04(e) shall be
                                                     ---------------
                evidenced by a promissory

                note in the form of Exhibit G2 attached hereto (the "Solutia
                                    ----------                       -------
                Deferred NRD Note"), which shall contain the following
                -----------------
                provisions:

                        (A) Solutia shall repay the principal amount of each
                    borrowing under the Solutia Deferred NRD Note on December 31 of the year following the year in which such funds are borrowed; provided, that if such repayments, when combined
                              --------
                    with the Solutia Payment or Solutia's portion of the Shared Payment for the fiscal year in which repayment is due, would exceed the Solutia Cap, Solutia may defer such repayment to December 31 of the following year; provided, further, that
                                                       --------  -------
                    in no event shall any borrowing under the Solutia
                    Deferred NRD Note not be repaid within five (5) years. Notwithstanding the foregoing, Solutia shall have the right to prepay all or any portion of the Deferred NRD Payment Obligations at any time.

                        (B) Interest shall accrue on the Solutia Deferred NRD
                    Note at the same rate as interest accrues on funds drawn on Solutia's then-existing secured revolving credit facility, plus 1.5%.

                        (C) Interest payments shall be payable at the end of
                    each of Solutia's fiscal quarters. Interest payments on borrowed funds shall commence at the end of the first fiscal quarter following the date of borrowing.

                    (v) The payment of the Solutia Deferred Payment Note and
                the Solutia Deferred NRD Note shall be guaranteed by certain domestic subsidiaries of Solutia, pursuant to the agreements set forth on Exhibit J.
                             ---------

         Section 3.05 Third Party Recoveries.
                      ----------------------

                (a) On the Effective Date, (i) any and all monies received after the Petition Date and prior to the Effective Date by Solutia or Monsanto from any Person other than Solutia or Monsanto or their respective insurers, including any PRPs, with respect to Shared Sites, (ii) any and all amounts then on deposit in the Solutia Specified Environmental Receipts Account and (iii) any and all amounts on deposit in the escrow account established pursuant to the Joint Prosecution/Defense Agreement shall be split between the Parties such that Monsanto shall receive one third (1/3) of all such monies and Solutia shall receive two thirds (2/3) of all such monies.

                (b) Following the Effective Date, any litigation for contribution or cost recovery pursuant to CERCLA or similar state law or allocation proceedings (whether by mediation or arbitration) to establish the respective liability and allocation of costs of third parties ("Cost
                                                                    ----
Recovery Cases") with respect to the Shared Sites shall, subject to Section
--------------                                                      -------
3.05(c), be managed by the Environmental Committee in accordance with the
-------
Joint Prosecution/Defense Agreement as amended or replaced from time to time by mutual agreement of the Parties. Any and all monies received after the Effective Date by Solutia or Monsanto from any Person other than Monsanto or Solutia or their respective insurers, including any PRPs (as to any Cost

Recovery Cases for Covered Sites, collectively the "Third Party
                                                    -----------
Recoveries"), with respect to the Shared Sites shall be split between the
----------
Parties such that Monsanto shall receive one third (1/3) of each such Third Party Recovery and Solutia shall receive two thirds (2/3) of each such Third Party Recovery. A Party receiving a Third Party Recovery with respect to a Shared Site shall (i) notify the other Party in writing of the receipt and amount of such Third Party Recovery and (ii) pay to the other Party such other Party's portion of the Third Party Recovery in immediately available funds, in each case within five (5) Business Days of receipt of such Third Party Recovery.

                (c) Notwithstanding Section 3.05(b), Solutia shall, with
                                    ---------------
respect to any Cost Recovery Case with respect to any Shared Site, be entitled, at its own expense, to select counsel to represent it with respect to any issues relating to any liability or potential liability of Solutia which is independent of its liability arising from activities that occurred prior to the Solutia Spinoff.

                (d) Third Party Recoveries with respect to the Retained Sites received by Monsanto after the Effective Date shall be transferred promptly to Solutia and Third Party Recoveries with respect to the Retained Sites received by Solutia shall be Solutia's property.

                (e) Third Party Recoveries with respect to the Legacy Sites received by Solutia after the Effective Date shall be transferred promptly to Monsanto and Third Party Recoveries with respect to the Legacy Sites received by Monsanto shall be Monsanto's property.

                (f) Solutia shall be entitled, at its own expense, to select counsel to represent it with respect to any issues relating to its liability or potential liability, with respect to a Retained Site.

                (g) Monsanto shall be entitled, at its own expense, to select counsel to represent it with respect to any issue relating to its or Pharmacia's liability or potential liability, with respect to a Legacy Site.

                (h) Solutia and Monsanto will consult and cooperate with one another to obtain Third Party Recoveries, and, in furtherance thereof, shall provide one another with reasonable access to the books and records and personnel in their respective possession or control as are reasonably necessary to pursue and obtain Third Party Recoveries. Notwithstanding the foregoing, neither Solutia nor Monsanto shall be required to take any action pursuant to this Section 3.05(h) if doing so would cause such Party undue
                 ---------------
hardship, unreasonably interfere with the business or operations of such Party or require such Party to spend more than an immaterial amount of money or incur any liability other than an immaterial liability.

         Section 3.06 No Admission of Liability to Other Persons. Nothing in
                      ------------------------------------------
this Agreement shall constitute or be deemed to constitute an admission of liability on the part of Monsanto, Solutia or any of their Affiliates in respect of any Environmental Liability other than as between Monsanto and Solutia as expressly set forth in this Article III.

         Section 3.07 Cooperation. In connection with Environmental Remediation
                      -----------
at the Retained Sites and Legacy Sites, Solutia shall provide Monsanto with the reasonable use of Solutia property and Monsanto shall provide Solutia with the reasonable use of Monsanto
property, for management of material generated by such Environmental Remediation; provided, that such use of property will not have a material
             --------
adverse impact on Solutia and/or Monsanto, as the case may be.

                                  ARTICLE IV
                                DISBURSEMENTS

         Section 4.01 Disbursements.
                      -------------

                (a) Distributions from the Unallocated Account. Except as
                    ------------------------------------------
provided in Section 3.04(d)(v) with respect to the Environmental Account,
            ------------------
Funding Co shall disburse the Funds, or any portion thereof, only in accordance with this Section 4.01. So long as there are Funds remaining in
                     ------------
the Unallocated Account, Solutia shall have the right, at any time and from time to time (and as often as it desires but in any event not more than once in any given two week period), to deliver to Funding Co and Monsanto a written statement (an "Unallocated Reimbursement Statement") setting forth
                       -----------------------------------
any Solutia Legacy Liabilities (including the Solutia Payments and Solutia's portion of the Shared Payments) paid by Solutia but unreimbursed as to which Solutia has decided to seek reimbursement from the Funds on deposit in the Unallocated Account (the "Unallocated Expenses") and the portion, if any, of
                          --------------------
such Unallocated Expenses that exceeds the amount of the Funds then on deposit in the Unallocated Account. As promptly as practicable, but in any event within ten (10) Business Days of Monsanto's receipt thereof (such ten
(10)-Business Day period, the "Monsanto Unallocated Review Period"),
                               ----------------------------------
Monsanto shall either (x) approve such Unallocated Reimbursement Statement in its entirety by delivering to Solutia a written notice thereof and/or (y) based on its reasonable, good faith judgment, object, in whole or in part, thereto by delivering to Solutia a written notice (an "Unallocated Objection
                                                       ---------------------
Notice") setting forth the items and amount in dispute (such amount, the
------
"Disputed Unallocated Amount") and the reasonable good faith basis for such
 ---------------------------
objection. If Monsanto timely delivers to Solutia an Unallocated Objection Notice to only a part of an Unallocated Reimbursement Statement, such Unallocated Reimbursement Statement shall become final and binding on all the parties hereto with respect to any and all items of Unallocated Expenses not specifically identified in such Unallocated Objection Notice. If Monsanto shall fail to timely deliver to Solutia an Unallocated Objection Notice, Monsanto shall be deemed to have approved all Unallocated Expenses contained in the relevant Unallocated Reimbursement Statement and such Unallocated Reimbursement Statement and Monsanto's approval with respect to the Unallocated Expenses set forth therein shall become final and binding on all parties hereto. If Monsanto shall timely submit an Unallocated Objection Notice, the parties shall, during the fifteen (15) day period following Solutia's receipt of such Unallocated Objection Notice, negotiate in good faith to reach agreement as to the portion, if any, of the Disputed Unallocated Amount which is properly payable (the "Unallocated Payable
                                                   -------------------
Amount"). If the Parties are unable to resolve Monsanto's objection to the
------
Unallocated Reimbursement Statement within such fifteen (15) day period, the Unallocated Payable Amount shall be determined in accordance with Article IX
                                                                  ----------
hereof.

                (b) Payment Procedures. Any and all Unallocated Expenses set
                    ------------------
forth in an Unallocated Reimbursement Statement in respect of which Monsanto
(x) timely delivers an Unallocated Approval Notice (y) timely delivers an Unallocated Objection Notice and which Unallocated Expenses are not specifically identified in such Unallocated Objection Notice or (z)
fails to timely deliver an Unallocated Objection Notice shall, in each case, be an "Approved Unallocated Amount." Any and all Approved Unallocated
       ---------------------------
Amounts and Unallocated Payment Amounts shall be paid as set forth in this
Section 4.01(b). Funding Co shall make or cause to be made payment from the
---------------
Unallocated Account to Solutia in the amount of any Approved Unallocated Amount, as promptly as practicable, but in any event prior to the expiration of the Monsanto Unallocated Review Period, in accordance with wire transfer and account instructions either contained or confirmed in the relevant Unallocated Reimbursement Statement. Funding Co shall make or cause to be made payment from the Unallocated Account to Solutia in the amount of any Unallocated Payment Amount as soon as practicable, but in any event within five (5) Business Days after the later of the dates (x) such amount becomes an Unallocated Payment Amount and (y), if applicable, Funding Co delivers to Monsanto a request for funds to be drawn under the Unallocated Note, in accordance with wire transfer and account instructions either contained or confirmed in the relevant Unallocated Reimbursement Statement.

                                  ARTICLE V
                               INDEMNIFICATION

         Section 5.01 Indemnification Obligations of Solutia. After the
                      --------------------------------------
Effective Date, Solutia shall indemnify Monsanto and its Affiliates, directors, officers, employees, employee benefit plans, successors and assigns (collectively, "Monsanto Indemnified Parties") and shall indemnify
                        ----------------------------
Pharmacia and its Affiliates, directors, officers, employees, successors and assigns (collectively, "Pharmacia Indemnified Parties") pursuant to the
                        -----------------------------
Pharmacia Indemnity Exhibit and save and hold each of them harmless against, and pay on behalf of or reimburse Monsanto Indemnified Parties and Pharmacia Indemnified Parties as and when incurred for any loss, liability, action, cause of action, cost, damage or expense, whether or not arising out of third party claims (including interest, penalties, reasonable attorneys', consultants' and experts' fees and expenses) (collectively, "Losses", and
                                                             ------
each a "Loss"), which any Monsanto Indemnified Party or Pharmacia
        ----
Indemnified Party suffers, sustains or becomes subject to, as a result of or arising out of:

                (a) any Environmental Liability in connection with the Retained Sites;

                (b) any Environmental Liability in connection with the Shared Sites for which Solutia is liable pursuant to Section 3.04 above;
                                              ------------

                (c) failure of Solutia to pay any amounts required to be paid by Solutia (i) pursuant to the Anniston Settlement Agreement as specified in the Anniston Side Letter or (ii) to the education trust fund pursuant to
Section VI of the Anniston Consent Decree, or failure of Solutia to honor any other obligation of Solutia under the Anniston Settlement Agreement;

                (d) the PENNDOT Case; provided, that in no event shall Solutia
                                      --------
be required to indemnify Monsanto Indemnified Parties or Pharmacia
Indemnified Parties in respect of any Losses suffered by Monsanto
Indemnified Parties or Pharmacia Indemnified Parties described in this clause (d) to the extent the aggregate amount of all such Losses exceeds $20 million; and

                (e) the Chemicals Liabilities; provided, that in no event
                                               --------
shall Solutia be required to indemnify Monsanto Indemnified Parties or Pharmacia Indemnified Parties in respect of any Losses suffered by Monsanto Indemnified Parties or Pharmacia Indemnified Parties
described in this clause (e) to the extent that (i) Monsanto agreed to indemnify Solutia Indemnified Parties for such Losses pursuant to Section 5.02
                                                                  ------------
or (ii) such Losses relate to "claims" (as defined in section 101(5) of the Bankruptcy Code) that are not satisfied in full under the Plan arising in connection with or related to Pharmacia's or Solutia's non-qualified plans or arrangements at issue in Miller v. Pharmacia Corporation, Case No. 4:04CV981.

         If and to the extent any provision of this Section 5.01 is
                                                    ------------
unenforceable for any reason, Solutia hereby agrees to make the maximum contribution to the payment and satisfaction of the Loss for which indemnification is provided for in this Section 5.01 that is permissible
                                        ------------
under applicable laws.

         Section 5.02 Indemnification Obligations of Monsanto. After the
                      ---------------------------------------
Effective Date, Monsanto shall indemnify Solutia and its Affiliates, directors, officers, employees, employee benefit plans, successors and assigns (collectively, "Solutia Indemnified Parties") and save and hold each
                        ---------------------------
of them harmless against, and pay on behalf of or reimburse Solutia Indemnified Parties as and when incurred for any Losses which any Solutia Indemnified Party suffers, sustains or becomes subject to, as a result of or arising out of:

                (a) any Environmental Liability in connection with the Legacy Sites;

                (b) any Environmental Liability in connection with the Shared Sites for which Monsanto is liable pursuant to Section 3.04 above;
                                                      ------------

                (c) any Tort Claims; and

                (d) the Agricultural Liabilities.

         If and to the extent any provision of this Section 5.02 is
                                                    ------------
unenforceable for any reason, Monsanto hereby agrees to make the maximum contribution to the payment and satisfaction of the Loss for which indemnification is provided for in this Section 5.02 that is permissible
                                        ------------
under applicable laws.

         Section 5.03 Manner of Payment. Any indemnification owing pursuant
                      -----------------
to this Article V shall be effected by wire transfer of immediately
        ---------
available funds from the Indemnitor to an account designated in writing by the Indemnitee within fifteen (15) days after the final determination of the amount thereof pursuant to this Article V. The amount of any Losses for
                                ---------
which indemnification is provided under this Article V shall be computed net
                                             ---------
of any third-party insurance proceeds and recoveries in respect of third party indemnification obligations actually received by the Indemnitee in connection with such Losses. The Indemnitee shall use its commercially reasonable efforts to obtain recovery in respect of any Losses from any insurer or other third party indemnity which is available in respect of such Losses. If an Indemnitee receives such insurance proceeds or indemnification recoveries in connection with Losses for which it has received indemnification, such party shall refund to the Indemnitor the amount of such insurance proceeds or recovery when received, up to the amount of indemnification received.

         Section 5.04 Indemnification Claims. Any indemnification claim which
                      ----------------------
is not a result of a third party claim shall be asserted by written notice given by the Indemnitee to the

Indemnitor. The Indemnitor shall have a period of thirty (30) days after the receipt of such notice within which to respond thereto. If the Indemnitor does not respond within such 30-day period, it shall be deemed to have rejected such claim in whole. If the Indemnitor does not respond within such 30-day period or rejects such claim in whole or in part, the Indemnitee shall be free to pursue such remedies as may be available to such party under Article IX.
      ----------

         Section 5.05 Third Party Claims
                      ------------------

                (a) If there occurs an event which a party asserts is an indemnifiable event pursuant to this Article V, the party or parties seeking
                                     ---------
indemnification (the "Indemnitee") shall notify the other party or parties
                      ----------
obligated to provide indemnification (the "Indemnitor") promptly in writing
                                           ----------
specifying the facts constituting the basis for such claim and the amount, to the extent known, of the claim asserted. If such event involves (i) any third party claim or (ii) the commencement of any suit, action, proceeding, investigation or other claim (a "Proceeding") by a third Person (such third
                                 ----------
party claim and Proceeding hereinafter referred to collectively as a "Third
                                                                      -----
Party Claim"), the Indemnitee will give such Indemnitor prompt written
-----------
notice of such Third Party Claim or the commencement of such Proceeding; provided, that the failure to provide prompt notice as provided herein
--------
(whether with respect to a Third Party Claim or otherwise) will relieve the Indemnitor of its obligations hereunder only to the extent that such failure prejudices the Indemnitor hereunder. In case any such Third Party Claim shall be brought against any Indemnitee, it shall notify the Indemnitor of the commencement thereof promptly in writing specifying the facts constituting the basis for such claim and the amount, to the extent known, of the claim asserted.

                (b) The Indemnitor shall be entitled to participate in the defense of any Third Party Claim and to assume the defense thereof, with counsel selected by the Indemnitor; provided, that the Indemnitor notifies
                                    --------
the Indemnitee in writing of its election to assume such defense within twenty (20) Business Days of receipt of notice from the Indemnitee of such Third Party Claim. After notice from the Indemnitor to the Indemnitee of such election so to assume the defense thereof, the Indemnitor shall not, except as provided in the next sentence, be liable to the Indemnitee for any legal expenses of other counsel or any other expenses subsequently incurred by such party or parties in connection with the defense thereof. Notwithstanding the Indemnitor's election to so assume the defense of any such Third Party Claim, the Indemnitee shall have the right to employ separate counsel (including local counsel) and participate in (but not control) such defense; provided, that the Indemnitor shall bear the
                       --------
reasonable fees and expenses of such separate counsel only if (x) the defendants in any such Proceeding include both the Indemnitee and the Indemnitor and the Indemnitee has legal defenses available to it which are different from or additional to those available to the Indemnitor; provided
                                                                   --------
further, that, in each case, with respect to each Indemnitee in such
-------
circumstance, the Indemnitor shall not be required to bear the fees and expenses of more than one firm of attorneys in addition to one firm of local counsel in each jurisdiction where the primary counsel is not admitted to practice and where local counsel is necessary, or (y) counsel for the Indemnitor shall authorize in writing the Indemnitee to employ separate counsel at the expense of the Indemnitor.

                (c) The Indemnitor and the Indemnitee agree to cooperate fully with each other and their respective counsel in connection with the defense, negotiation of settlement or settlement of any such Third Party Claim, including providing access to any relevant books and records, properties, employees, representatives and advisors (regardless of whether the Indemnitor has assumed the defense thereof). If the Indemnitor assumes the defense of a Third Party Claim, no settlement or compromise thereof may be effected (x) by the Indemnitor without the written consent of the Indemnitee (which consent shall not be unreasonably withheld or delayed) unless (1) there is no finding or admission of any violation of law or any violation of the rights of any Person by any Indemnitee and no adverse effect on any other third party claims that may be made against any Indemnitee and (2) it involves solely the payment of monetary damages and all relief provided is paid or satisfied in full by the Indemnitor or (y) by the Indemnitee without the consent of the Indemnitor, except to the extent it involves only equitable or other non-monetary relief not binding on any party other than the Indemnitee and ten (10) Business Days prior written notice is given to the Indemnitor. If the Indemnitor elects not to assume the defense of a Third Party Claim, the Indemnitee may assume the defense of any such Third Party Claim with counsel selected by the Indemnitee, and the Indemnitor shall bear reasonable fees and expenses of such counsel. In no event shall an Indemnitor be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed).

         Section 5.06 Subrogation. In the event of payment by an Indemnitor to
                      -----------
an Indemnitee in connection with any Third Party Claim, the Indemnitor shall be subrogated to and shall stand in the place of the Indemnitee as to any events or circumstances in respect of which the Indemnitee may have any right or claim relating to such claim against any claimant or plaintiff asserting such claim. The Indemnitee shall cooperate with the Indemnitor in a reasonable manner, and at the cost and expense of the Indemnitor, in prosecuting any subrogated right or claim, including permitting the Indemnitor to bring suit against such third party in the name of the Indemnitee.

         Section 5.07 Subsidiary Guarantees. The indemnification obligations of
                      ---------------------
Solutia pursuant to this Article V shall be guaranteed by certain domestic
                         ---------
subsidiaries of Solutia pursuant to the agreement set forth on Exhibit J;
                                                               ---------
provided, that, notwithstanding anything to the contrary in this Section 5.07,
--------                                                         ------------
such guarantee shall in no event limit in any way whatsoever Solutia's ability to (a) obtain any financing or refinancing (and such guarantee shall be subordinated on customary terms to, but not terminated by, any guarantee required in connection with any financing or refinancing) or (b) acquire or sell any assets or businesses of Solutia (including the stock of any direct or indirect Subsidiary of Solutia), in each case in bona fide arm's length third party transactions. Upon any sale by Solutia of the stock of a direct or indirect subsidiary that has executed such a guarantee in a bona fide arm's length third party transaction, the guarantee provided by such subsidiary pursuant to this Section 5.07 shall automatically terminate and
                            ------------
be of no further force or effect.

                                 ARTICLE VI
                             CERTAIN TAX MATTERS

         Section 6.01 Net Operating Loss Carryforwards. Prior to transferring
                      --------------------------------
any common stock of Solutia received by Monsanto on the Effective Date in connection with the consummation of the Plan, Monsanto shall consider the potential impact, if any, of such transfer on the net operating loss carryforwards of Solutia. Monsanto shall take commercially reasonable steps, consistent with its business judgment, to structure any such transfer in a manner that is designed to mitigate or eliminate any such potential tax impact. Solutia shall not apply the provisions of Section 382(l)(5) of the Internal Revenue Code of 1986, as amended ("Code"), to the ownership change resulting from
                           ----
the Plan in accordance with Section 382(l)(5)(H) of the Code and Treasury Regulation Section 1.382-9(i) without the prior written consent of Monsanto.

         Section 6.02 Treatment of Funding Co. Each of the parties hereto
                      -----------------------
acknowledges that on the date hereof for federal (and, where applicable, state and local) income tax purposes, Funding Co is a "disregarded entity," as described in Treasury Regulation section 301.7701-3, wholly-owned by Solutia. Neither Solutia nor Monsanto shall take any action or any position on any tax return, financial statement, regulatory filing or other statement inconsistent with the treatment of Funding Co as a disregarded entity for federal (and, where applicable, state and local) income tax purposes. For federal (and, where applicable, state and local) income tax purposes, Solutia and Monsanto shall treat the deposit of the Monsanto Notes and Funds by Monsanto with Funding Co described in Section 2.02 above as a capital
                                         ------------
contribution by Monsanto to Solutia in exchange for the capital stock of Solutia issued by Solutia to Monsanto.

         Section 6.03 Treatment of Earnings of Funding Co. Solutia and Monsanto
                      -----------------------------------
agree that Solutia will report all interest, dividend and other taxable income of any type of Funding Co as taxable income of Solutia for federal
(and, where applicable, state and local) income tax purposes.

         Section 6.04 Distributions by Funding Co. Solutia and Monsanto agree
                      ---------------------------
that for federal (and, where applicable, state and local) income tax purposes distributions by Funding Co (whether pursuant to Section 4.01 or
                                                          ------------
otherwise):

                (a) if made to Solutia, shall be disregarded, and

                (b) if made to any Person other than Solutia, shall be treated as if made by Solutia.

         Section 6.05 Contribution to the Retiree Trust. Solutia and Monsanto
                      ---------------------------------
agree that for federal (and, where applicable, state and local) income tax purposes, the contribution to the Retiree Trust shall be deducted by Solutia and that the amount paid by Monsanto with respect to the contribution to the Retiree Trust shall be treated as a capital contribution by Monsanto to Solutia on account of the shares of capital stock of Solutia received by Monsanto on account of such contribution.

         Section 6.06 Treatment of Environmental Remediation. Solutia and
                      --------------------------------------
Monsanto agree that for federal (and, where applicable, state and local) income tax purposes all amounts paid for Environmental Liabilities and Environmental Liability Costs, as provided in Article III, shall (subject to
                                              -----------
the applicability of Section 6.04 with respect to amounts paid by Funding
                     ------------
Co) be deducted (or capitalized, as appropriate) by Solutia and that any amounts paid by Monsanto as provided in Article III shall be treated as a
                                        -----------
capital contribution by Monsanto to Solutia on account of the shares of Solutia received by Monsanto on account of the Monsanto Claim; provided,
                                                               --------
that any payments of Deferred Payment Obligations and Deferred NRD Payment Obligations by Monsanto shall be treated as a loan by Monsanto to Solutia in an amount equal to such payment and a payment by Solutia of the underlying Environmental Liability or Environmental Liability Cost.

         Section 6.07 Effect of the Agreement. For the avoidance of doubt, this
                      -----------------------
Agreement shall have no effect on the tax treatment or characterization of
(i) any payments made, or to be made, pursuant to the Anniston Settlement Agreement or the Anniston Side Letter or (ii) any payments made in respect of Environmental Liabilities and/or Environmental Liability Costs prior to the Effective Date.

         Section 6.08 Cooperation. Subject to Section 6.02 through Section 6.07,
                      -----------             ------------         ------------
Solutia and Monsanto agree to cooperate with each other in the preparation of tax returns and similar filings, the defense of audits and similar inquiries and the provision of requested tax related information. Such cooperation shall include the provision of copies of records (at the expense of the Party requesting such records) and making personnel of Solutia or Monsanto, as applicable, available to the other Party. Solutia and Monsanto agree to retain the appropriate records which may affect the determination of the liability for taxes of either Solutia or Monsanto (or any of their respective Affiliates) until such time as there has been a "determination"
(as such term is defined in section 1313 of the Internal Revenue Code but applied to state, local, foreign and other taxes as well) with respect to such liability.

                                ARTICLE VII
                                 COVENANTS

         Section 7.01 Further Assurances. Subject to the terms of this
                      ------------------
Agreement, each party hereto shall use its commercially reasonable efforts to take all actions and do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

         Section 7.02 Business Combinations; Transfers of Covered Sites.
                      -------------------------------------------------

                (a) Notwithstanding anything herein to the contrary, in the event of a Sale of a Party, such Party shall assign all of its rights, interests, duties, obligations and/or liabilities under this Agreement to the acquirer of or successor to such Party in such Sale and shall cause such acquirer or successor to accept the assignment of the rights and interests, and to assume the duties, obligations and liabilities, under this Agreement.

                (b) Notwithstanding anything herein to the contrary and subject to the proviso at the end of this sentence, (i) Solutia shall have the right to sell, transfer or otherwise dispose of (x) all or any portion of any Retained Sites (other than the Anniston plant site (as described in Exhibit K1 hereto) or the Krummrich plant site (as described in Exhibit K2
----------                                                      ----------
hereto)) and (y) all or any portions of any Shared Site owned by Solutia, in each case without the consent of Monsanto and without assigning its rights and/or obligations with respect to such site under this Agreement to the buyer of such site, (ii) any such sale, transfer or other disposition shall not terminate and shall have no effect on the rights and obligations of Solutia, Monsanto and/or Funding Co under this Agreement with respect to such site and (iii) any such site that is a Retained Site shall remain a Retained Site and any such site that is a Shared Site shall remain Shared Site, in each case, regardless of such sale, transfer or other disposition; provided that Solutia shall obtain the prior
--------
written consent (which consent shall not be unreasonably withheld or delayed) of Monsanto for any sale, transfer or other disposition (excluding the execution of any operating lease) of either the Anniston plant site (as described in Exhibit K1 hereto) or the Krummrich plant site (as described in
             ----------
Exhibit K2 hereto) or any part or portion thereof.
----------

         Section 7.03 Cooperation and Access.
                      ----------------------

                (a) Subject to Section 7.04, each of Monsanto and Solutia
                               ------------
will permit representatives (including legal counsel, accountants and financing sources) of Solutia and Monsanto, respectively, to have reasonable access and duplication rights during normal business hours to records and documents (i) reasonably related to the Solutia Legacy Liabilities and Covered Sites or (ii) reasonably requested for any audit, accounting, intellectual property protection, litigation, disclosure, reporting or tax purposes. The Parties also agree to provide each other with timely and reasonable access during normal business hours upon prior written notice to each others personnel, counsel and consultants with knowledge regarding Covered Sites or Solutia Legacy Liabilities in responding to any claims or inquiries by third parties or any Governmental Authority or court regarding same. Furthermore, each Party shall use reasonable efforts to provide assistance to the other Party with respect to any litigation and shall make available to the other Party, upon written request and reasonable notice and to the extent practicable taking into consideration business demands, its officers, directors, agents and employees for the purpose of consultation and/or as a witness, to the extent that the requesting Party believes any such Person may reasonably be useful or required in connection with such litigation; provided, however, the provisions of this sentence shall not
            --------
apply to litigation between the Parties.

                (b) A Party providing records, documents or services of its directors, officers, agents or employees to the other Party hereunder shall be entitled to receive from such other Party, upon presentation of invoices therefor, reimbursement of any out-of-pocket expenses reasonably incurred in providing such records, documents or services.

                (c) With regard to Legacy Sites, Solutia shall transfer to Monsanto all documents related to such sites and shall include any database management technology, indexes or other materials associated with such documents whether in Solutia's possession or the possession of Solutia's outside consultants and/or counsel. With regard to Retained Sites, Monsanto shall transfer to Solutia all documents related to such sites and shall include any database management technology, indexes or other materials associated with such documents whether in Monsanto's possession or the possession of Monsanto's outside consultants and/or counsel. On the date hereof Solutia and Monsanto shall enter into the Transition Services Agreement that will provide for the cooperation of Monsanto and Solutia in the orderly transfer described in the two preceding sentences and may mutually agree to any other arrangement regarding access and cooperation with respect to the Covered Sites.

         Section 7.04 Confidentiality.
                      ---------------

                (a) From and after the Effective Date, each party hereto and the members of the Environmental Committee shall hold, and shall cause such party's employees, Affiliates, directors, officers, agents, attorneys, accountants, financial and other advisors (collectively, each such party's "Representatives") to hold in strict confidence any
              ---------------
Confidential Information of any other party and, in each case, shall not disclose such Confidential Information to any other Person; provided,
                                                            --------
however, that such Confidential Information may be disclosed (i) to such party's Representatives who need to know such information for the purpose of performing such party's obligations under this Agreement, (ii) pursuant to subpoena or court process subject to the provisions set forth in subsection
(b) below; and (iii) to the extent such party's attorneys advise such party that disclosure is required by law or legal process (including applicable securities laws and regulations and exchange rules and regulations), in each case subject to the provisions set forth in subsection (b) below.

                (b) In the event that any party or such party's Representatives receive a request (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) or reasonably believes based on the advice of such party's attorneys that such party is legally required to disclose all or any part of the Confidential Information to a third party (such party, a "Disclosing Party"), the
                                             ----------------
Disclosing Party agrees to (i) immediately notify the Confidential Party of the existence, terms and circumstances surrounding such request and provide the Confidential Party with a copy thereof, (ii) consult with the Confidential Party on the advisability of taking legally available steps to resist or narrow such request and (iii) assist the Confidential Party in seeking a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained or the Confidential Party, in its sole discretion, waives compliance with the provisions hereof, the Disclosing Party and/or the Disclosing Party's Representatives, as the case may be, may, at the latest time practicable, disclose to any tribunal or requesting party only that portion of the Confidential Information which the Disclosing Party is advised by counsel is legally required by law, rule, regulation or binding order to be disclosed, and shall exercise commercially reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such Confidential Information. At least two Business Days prior to making such disclosure, the Disclosing Party shall first disclose such information to the Confidential Party in the form in which it is proposed to be disclosed.

         Section 7.05 Power of Attorney. Effective as of the date hereof,
                      -----------------
Pharmacia has provided Solutia and Monsanto new powers of attorney in the form of Exhibit M attached hereto to replace and supercede any power of
        ---------
attorney provided under the Distribution Agreement.

         Section 7.06 Termination of PENNDOT Letter of Credit. Monsanto and
                      ---------------------------------------
Solutia hereby agree to terminate any obligation of Solutia to provide the letter of credit to secure a portion of Pharmacia's obligations with respect to an appeal bond in the PENNDOT Case.

         Section 7.07 Insurance.
                      ---------

                (a) Any and all amounts paid by any insurer, including KWELM and/or Equitas (net of any commission payable to The Claro Group (formerly
LECG)), to either Monsanto or Solutia (an "Insurance Recovery"), shall be
                                           ------------------
paid and payable (i) to Solutia if and to the extent that such Insurance Recovery is paid or payable in respect of Losses incurred by Solutia in defending or settling Chemicals Liabilities prior to the Petition Date (and Monsanto shall promptly pay over to Solutia any such Insurance Recovery received by Monsanto) and (ii) to Monsanto in all other cases (and Solutia shall promptly pay over to Monsanto any such Insurance Recovery received by Solutia). In addition, Monsanto shall receive and be entitled to all Insurance Recoveries related to Tort Claims. Notwithstanding anything to the contrary in this Section 7.07(a), Monsanto shall pay to Solutia any and
                     ---------------
all Insurance Recoveries to the extent such amounts relate to Solutia's out-of-pocket expenses or liabilities retained by Solutia pursuant to the Plan, the Plan Documents and this Agreement. Monsanto and Solutia shall cooperate with one another and take commercially reasonable efforts to ensure that Solutia shall have the right to have direct access to and claim reimbursement directly against any insurance policy that provides coverage for any Loss incurred by Solutia in defending or settling Chemicals Liabilities prior to the Petition Date, any Solutia's out-of-pocket expense or any liability retained by Solutia pursuant to the Plan, the Plan Documents and this Agreement, but not waive or terminate any such coverage.

                                ARTICLE VIII
                       REPRESENTATIONS AND WARRANTIES

         Section 8.01 Representations and Warranties of Monsanto.
                      ------------------------------------------

                (a) Monsanto is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Monsanto possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

                (b) The execution, delivery and performance of this Agreement have been duly authorized by Monsanto. This Agreement, when executed and delivered by Monsanto in accordance with the terms hereof, shall constitute a valid and binding obligation of Monsanto, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or by general principles of equity.

                (c) The execution, delivery and performance by Monsanto of this Agreement, and the fulfillment of and compliance with the respective terms hereof by Monsanto, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any Governmental Authority or court pursuant to, (A) the organizational documents of Monsanto, (B) any law to which Monsanto is subject, or (C) any material agreement, instrument, order, judgment or decree to which Monsanto is subject.

                (d) Other than presence of dioxin, including all congeners of dioxin and furans, and except as provided in Schedule 8.01(d), Monsanto has no knowledge of any fact or circumstance at the Kanawha River site with respect to which Environmental Remediation may be necessary.

         Section 8.02 Representations and Warranties of Solutia.
                      -----------------------------------------

                (a) Solutia is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Solutia possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

                (b) The execution, delivery and performance of this Agreement have been duly authorized by Solutia. This Agreement, when executed and delivered by Solutia in accordance with the terms hereof, shall constitute a valid and binding obligation of Solutia, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or by general principles of equity.

                (c) The execution, delivery and performance by Solutia of this Agreement, and the fulfillment of and compliance with the respective terms hereof by Solutia, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any Governmental Authority or court pursuant to, (A) the organizational documents of Solutia, (B) any law to which Solutia is subject, or (C) any material agreement, instrument, order, judgment or decree to which Solutia is subject.

         Section 8.03 Representations and Warranties of Funding Co.
                      --------------------------------------------

                (a) Funding Co is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. Funding Co possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

                (b) The execution, delivery and performance of this Agreement have been duly authorized by Funding Co. This Agreement, when executed and delivered by Funding Co in accordance with the terms hereof, shall constitute a valid and binding obligation of Funding Co, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights generally or by general principles of equity.

                (c) The execution, delivery and performance by Funding Co of this Agreement, and the fulfillment of and compliance with the respective terms hereof by Funding Co, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) give any third party the right to modify, terminate or accelerate any obligation under, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any Governmental Authority or court pursuant to, (A) the organizational documents of Funding Co, (B) any law to which Funding Co is subject, or (C) any material agreement, instrument, order, judgment or decree to which Funding Co is subject.

         Section 8.04 No Additional Representations or Warranties. Except as
                      -------------------------------------------
expressly provided in this Article VIII, each party acknowledges and agrees
                           ------------
that no party has made any representations or warranties in connection with the transactions contemplated hereby or by the Plan.

                                 ARTICLE IX
                             DISPUTE RESOLUTION

         Section 9.01 Agreement to Arbitrate. Except as otherwise specifically
                      ----------------------
provided in Article V and in Section 9.02 below, the procedures for
            ---------        ------------
discussion, negotiation and arbitration set forth in this Article IX shall
                                                          ----------
apply to all disputes, controversies or claims (whether sounding in contract, tort or otherwise) that may arise out of or relate to, or arise under or in connection with, this Agreement, or the transactions or the commercial or economic relationship contemplated hereby (including all actions in furtherance of the transactions contemplated hereby on or prior to the date hereof). Each party agrees that this Article IX shall provide
                                                 ----------
the sole and exclusive remedy in connection with any dispute, controversy or claim relating to any of the foregoing matters and irrevocably waives any right to commence any action or proceeding in or before any Governmental Authority or court, except as expressly provided in Section 9.02 and except
                                                    ------------
to the extent provided under the Arbitration Act in the case of judicial review of arbitration results or awards.

         Section 9.02 Bankruptcy Court Jurisdiction. Notwithstanding anything
                      -----------------------------
to the contrary contained in this Agreement, for so long as the Solutia Chapter 11 Case remains open, the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, and related to disputes arising in connection with the interpretation, implementation or enforcement of this Agreement as provided for in the Plan.

         Section 9.03 Procedures.
                      ----------

                (a) Any party hereto alleging that there exists a dispute or disagreement regarding the matters covered hereby shall notify in writing the other parties hereto of such alleged dispute or disagreement (the "Dispute Notice"). The parties shall attempt to resolve such alleged dispute
 --------------
or disagreement through good faith negotiations among the members of management of each party designated by each party promptly following the sending or the receipt, as applicable, of a Dispute Notice. If the parties hereto shall fail to resolve such alleged dispute or disagreement within sixty (60) days from the date of the Dispute Notice, then any party involved in such a dispute or disagreement shall have the right to deliver to the other parties involved in such dispute or disagreement a notice (an "Escalation Notice") requiring a meeting (which may be in person or
 -----------------
telephonic) of the Chief Executive Officer (each, a "CEO") of each such
                                                     ---
party, who shall meet (either in person or telephonically) within twenty
(20) days of the delivery of the Escalation Notice to such other parties to seek to resolve such dispute or disagreement. If such dispute or disagreement has not been resolved within twenty (20) days of the date of such meeting between the CEOs, then any party involved in such dispute or disagreement shall have the right to commence an arbitration in accordance with the provisions of this Section 9.03.
                            ------------

                (b) The arbitration shall be held in St. Louis, MO or such other place as the parties to the arbitration proceeding shall otherwise agree in writing.

                (c) The arbitration proceeding shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") in effect on the date of the commencement of the
              ---
arbitration. Each Party shall nominate one arbitrator and the two arbitrators so appointed shall attempt to agree on the appointment of a third arbitrator. If they are unable to so agree within thirty (30) days after the second arbitrator is appointed, the third arbitrator shall be appointed by AAA.

                (d) The decision of the panel of arbitrators shall be final, binding and incontestable and may be used as a basis for judgment thereon in any jurisdiction. Such decision shall include a determination as to which of the parties shall bear the costs of the arbitration proceeding.

                (e) The parties hereby expressly agree to waive the right to appeal from the decision of the arbitrators. Accordingly, there shall be no appeal to any court or other authority (government or private) from the decision of the arbitrators, and the parties shall not dispute nor question the validity of such award before any regulatory or other authority in any jurisdiction where enforcement action is taken by the party or parties in whose favor the award was rendered.

                (f) Notwithstanding the foregoing, any party may at any time without regard to any notice periods required by the provisions hereof (whether before, during or after arbitration), and as often as is necessary or appropriate, seek provisional or interim relief (including, without limitation, to the extent available under applicable law, a temporary restraining order, preliminary injunction and/or pre-judgment attachment) in a court of law.

                (g) The commencement and pendency of an arbitration under this Section 9.03 shall not relieve any of the parties of their respective
     ------------
obligations under this Agreement.

                (h) The provisions of this Article IX shall survive the
                                           ----------
termination and/or expiration of this Agreement.

                                 ARTICLE X
                               MISCELLANEOUS

         Section 10.01 Expenses. Except as specifically provided in this
                       --------
Agreement, all costs and expenses of any party hereto whether incurred prior to or after the Effective Date in connection with the negotiation, preparation, execution and delivery of this Agreement and with the consummation of the transactions contemplated by this Agreement, including legal fees, shall be paid by such party.

         Section 10.02 Governing Law. This Agreement shall be governed by and
                       -------------
construed in accordance with the laws of the State of Delaware (other than the laws regarding choice of laws and conflicts of laws) as to all matters, including matters of validity, construction, effect performance and remedies.

         Section 10.03 Notices. All notices, requests, claims demands and other
                       -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person or by facsimile (provided confirmation is delivered to the recipient the next day in the case of facsimile), by nationally recognized overnight courier, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                If to Solutia:       General Counsel
                                     Solutia, Inc.
                                     575 Maryville Centre
                                     St. Louis, MO  63141
                                     Telephone: ______________
                                     Facsimile: (314) 674-8703

                with a copy (which shall not constitute notice) to:

                                     Jonathan S. Henes/Thomas W. Christopher
                                     Kirkland & Ellis LLP
                                     153 East 53rd Street
                                     New York, NY  10022
                                     Telephone: 212-446-4800
                                     Facsimile: 212-446-4900

                If to Monsanto:      ______________
                                     ______________
                                     ______________
                                     ______________
                                     ______________
                                     Telephone: ____________
                                     Facsimile: ____________

                with a copy (which shall not constitute notice) to:
                                     ______________
                                     ______________
                                     ______________
                                     ______________
                                     ______________
                                     Telephone: ____________
                                     Facsimile: ____________

                If to Funding Co:    ______________
                                     ______________
                                     ______________
                                     ______________
                                     ______________
                                     Telephone: ____________
                                     Facsimile: ____________
                with a copy (which shall not constitute notice) to:
                                     ______________
                                     ______________
                                     ______________
                                     ______________
                                     ______________
                                     Telephone: ____________
                                     Facsimile: ____________



or to such other address as any party hereto may have furnished to the other parties by a notice in writing in accordance with this Section 10.03.
                                                       -------------

         Section 10.04 Amendment and Modification. This Agreement may be
                       --------------------------
amended, modified or supplemented only by a written agreement signed by all of the parties hereto.

         Section 10.05 Successors and Assigns; No Third Party Beneficiaries.
                       ----------------------------------------------------
This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, but, except as provided in Section 7.02, neither this
                                              ------------
Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties. Except for the provisions of Article V relating to
                                            ---------
Indemnitees, which are also for the benefit of the Indemnitees, this Agreement is solely for the benefit of the parties hereto and is not intended to confer upon any other Persons any rights or remedies hereunder.

         Section 10.06 Counterparts. This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 10.07 Legal Enforceability. Any provision of this Agreement
                       --------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each party acknowledges that money damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

         Section 10.08 Complete Agreement. This Agreement and the Commercial
                       ------------------
and Operating Agreements shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supercede all previous negotiations, commitments and writings with respect to such subject matter. Solutia hereby waives any claims, rights or arguments it may be able to assert on the basis that this Agreement and the Commercial and Operating Agreements were not executed simultaneously or as part of the same transaction. For all purposes, the Commercial and Operating Agreements shall be integrated into this Agreement in the same way and on the same terms, if at all, that they were integrated with the Distribution Agreement.

                                   * * * *

                IN WITNESS WHEREOF, the parties hereto have executed this Relationship Agreement on the day and year first above written.

                                     SOLUTIA INC.


                                     By:____________________________
                                        Name:
                                        Title:


                                     MONSANTO COMPANY


                                     By:____________________________
                                        Name:
                                        Title:


                                     [FUNDING CO]


                                     By:____________________________
                                        Name:
                                        Title:

                                 APPENDIX A
                                 ----------


Anniston Plant (as described in Exhibit Q1 hereto)
                                ----------
Chocolate Bayou Plant
Columbia Plant
Runcorn Plant
Decatur Plant
Delaware River Plant
Foley Plant
Ghent Plant
Greenwood Plant
Indian Orchard Plant
Krummrich Plant (as described in Exhibit Q2 hereto)
                                 ----------
LaSalle Plant
Newport Plant
Nitro Armour Creek Landfill
Nitro Plant
Pensacola Plant
Queeny Plant
Ruabon Plant
Rhosymedre Quarry
Texas City (N80/S20 only)
Trenton Plant
Westport Plant
Augusta Landfills
Carondelet Plant
Beamer Road Property
Camden Plant
Carson Plant
Great Lakes Lawsuit (Solutia shall only be responsible for any judgment obtained by the United States against Solutia. Solutia shall have no obligation to indemnify Monsanto for any contribution sought by third parties from Pharmacia).

                                 APPENDIX B
                                 ----------


AAA Septic Tank
Anders Lane
Arlington Blending /Galloway Pits
Baxley
Bay Drum (Fla)
Bayonne Barrel
Berlin & Farro
Beulah Landfill
Bloomfield Site Shutdown
Blosenski Landfill
Bluff Road
Bob's Home Service
Boston Edison
Bottleworks Site
Brio
CBE Environmental
Chemsol
Combustion Inc.
Cranston Sanitary Landfill
Decatur Polysar (Novacor)
Diamond Alkali
Dixiana
DOP Operations & Maintenance
Everett Site Shutdown
Fike/Artel
Former HUB Property including property now owned by West Virginia
 Alcohol Beverage
Control Authority(3)
Hayford Bridge / Findett
Hexagon Labs Superfund
Iron Horse Billerica
Jonas Transport

--------
(3) Regardless of the definition of Legacy Offsite, any contamination migrating from this Legacy Site onto the Nitro Plant Retained Site (the "Legacy Site Migration") shall be addressed by Solutia solely to the extent that no additional or expanded remedial measures are required to treat the contamination migrating onto the Nitro Plant Retained Site. However, should the contributions to site conditions from the Legacy Site Migration require different remediation technologies or larger remediation systems or other additional or expanded remedial action that will result in costs to Solutia greater than those that would have been incurred by Solutia but for the Legacy Site Migration (the "Additional Remediation"), Solutia will cooperate with Monsanto as to the most cost effective remediation of the Legacy Site Migration and Monsanto shall pay only any increased costs Solutia may incur for the Additional Remediation. Monsanto shall have the right, at its sole discretion, to perform the Additional Remediation at its expense rather than pay any increased costs of the Additional Remediation to Solutia.

Kanawha River(4)
Kearny Site Shutdown
Kenilworth Site Shutdown
Lammers Barrel Factory Site
Lion Oil - El Dorado
Lion Oil - Gas Stations
Malone
Maryland Sand & Gravel
Maxey Flats
MEMC / Palo Alto
Metamora Landfill
MOTCO
PAS Clothier Drum Disposal
PAS Fulton Terminal
PAS Oswego
PASCO Landfill
Picillo
Port of Oakland
Port Plastics - Corrective Action
PSC Resources
Santa Clara
SCP - Carlstadt
Sikes
Skinner Landfill
Solvent Recovery
Spectron/Galaxy SF
Tex Tin
Texas City (Gulf Coast only)
Thermochem
Thompson Chemicals
Tulalip Landfill
White Chemical
Woburn Aberjona River
Woburn Industri-Plex (including parcel jointly owned by Solutia and Stauffer).

Incorporate all sites from Appendix B, Worldwide List of Shut Down or Sold Operating Locations or Appendix C of the Distribution Agreement unless they are (1) listed in Appendix A and C of this Agreement; (2) sites or portions of sites owned and/or operated by Solutia or to which Solutia sent waste at anytime after the Solutia Spinoff Date; or (3) Retained Offsites.

--------
(4) Monsanto will be responsible only for any dioxin-related (including dioxin and all related congeners and furans) remediation and natural resource damages (or NRDs) at this site.

                                 APPENDIX C
                                 ----------

1. All areas outside of the Anniston Plant site (as described in Exhibit Q1
                                                                 ----------
hereto) that have or are alleged to have been contaminated (a) due to the operations of or migration of contamination from the Anniston Plant site prior to the Solutia Spinoff or (b) due to disposal sites on property proximate to the Anniston Plant utilized by the Anniston Plant prior to the Solutia Spinoff. Excluded are third party owned sites used for disposal of waste by Pharmacia that would qualify as Legacy Sites, unless such sites are proximate to the Anniston Plant.

2. All areas outside of the Krummrich Plant site (as described in Exhibit Q2
                                                                  ----------
hereto) that have or are alleged to have been contaminated (a) due to the operations of or migration of contamination from the Krummrich Plant site prior to the Solutia Spinoff, or (b) due to waste disposal sites on property proximate to the Krummrich Plant utilized by the Krummrich Plant prior to the Solutia Spinoff, including without limitation the Sauget Area 1 Sites (inclusive of the Dead Creek Cell and Sites G, H, I, L, M and N), the Sauget Area 2 Sites (inclusive of Sites O, P Q, R (including the Site R groundwater migration control system (the barrier wall and pump treat system)and S), and the Sauget - Metro East Sanitary District site. Excluded are third party owned sites used for disposal of waste by Pharmacia that would qualify as Legacy Sites, unless such sites are proximate to the Sauget Area 1 or Area 2 Sites.

                                                                   Exhibit B

                                                               EXECUTION COPY


                            SETTLEMENT AGREEMENT
                            --------------------

This agreement (this "Agreement") presents the material terms of a settlement (the "Retiree Settlement") among: (a) Solutia Inc. ("Solutia") and its domestic subsidiaries (collectively with Solutia, the "Company");
(b) those retirees, including their surviving spouses, dependent spouses and dependent children, and those employees receiving disability benefits, who worked for Pharmacia Corporation (f/k/a Monsanto) or one of its domestic subsidiaries ("Pharmacia") and who retired, or became disabled, prior to Solutia's spin-off from Pharmacia in 1997, and whose post-employment benefit or disability liabilities were transferred to Solutia as a result of such spin-off (collectively, the "Pre-Spin Retirees"); (c) those retirees, including their surviving spouses, dependent spouses and dependent children, and those employees receiving disability benefits, who retired from Solutia or became disabled after Solutia's spin-off from Pharmacia in 1997, including those retirees (and their surviving spouses, dependent spouses and dependent children) and disabled persons who worked for Pharmacia prior to Solutia's spin-off from Pharmacia in 1997, and, thereafter worked for Solutia, other than those retirees covered by a collective bargaining agreement who retired on January 1, 2003, or later (collectively, the "Post-Spin Retirees"); (d) any other person having a claim against Solutia for "retiree benefits" as such term is defined in section 1114(a) of the Bankruptcy Code (collectively, the "Retiree Claimants" and, together with the Pre-Spin Retirees and the Post-Spin Retirees, the "Retirees");(1) (e) Monsanto Company ("Monsanto"); (f) the official committee of unsecured creditors (the "Creditors' Committee") appointed on January 6, 2004, in the Company's chapter 11 cases currently pending before the Honorable Prudence
C. Beatty in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"); and (e) the official committee of retirees (the "Retirees' Committee") appointed on February 20, 2004, in the Company's chapter 11 cases. The terms of the Retiree Settlement described herein are intended to amend and supersede any previous offer made during the Company's chapter 11 cases, constitute an integrated offer, are indivisible except as described herein, are subject to the terms and conditions hereof, and are not intended to be binding unless executed in writing.

--------
(1) To "retire" from the Company means to incur a termination of employment from Pharmacia prior to September 1, 1997, or from the Company thereafter, in either case having met the eligibility requirements of a retiree medical plan sponsored by Pharmacia or Solutia, as the case may be.

SETTLEMENT OVERVIEW

MONSANTO FUNDING CO. AND                On the effective date (the
RETIREE TRUST CONTRIBUTIONS             "Effective Date") of the Company's
                                        plan of reorganization (the "Plan"),
                                        and subject to the terms of the Plan
                                        and the Relationship Agreement (as
                                        defined below), Monsanto(2) shall,
                                        by virtue of its agreement to
                                        underwrite and backstop the offering
                                        of rights (the "Rights Offering") to
                                        acquire shares of new common stock
                                        (the "New Common Stock") in the
                                        reorganized successor to Solutia
                                        ("Reorganized Solutia"), contribute
                                        up to (a) $75 million in cash and/or
                                        promissory notes, to fund a new
                                        entity ("Funding Co."), which will
                                        be a special purpose, tax-efficient,
                                        bankruptcy-remote affiliate of
                                        Reorganized Solutia, and (b) $175
                                        million in cash to the Company,
                                        which funds will be placed in a
                                        trust (the "Retiree Trust") intended
                                        to qualify as a "voluntary
                                        employees' beneficiary association"
                                        under Section 501(c)(9) of the
                                        Internal Revenue Code of 1986 and
                                        all of the rules and regulations
                                        promulgated thereunder, as amended
                                        (the "Internal Revenue Code").(3)

                                        Funding Co. shall create two
                                        separate accounts for its funds: (a)
                                        an environmental liabilities account
                                        containing $50 million (the
                                        "Environmental Account"); and (b) an
                                        account containing $25 million of
                                        unallocated funds (the "Unallocated
                                        Account").

RETIREE TRUST SUB ACCOUNTS              The Retiree Trust shall be comprised
                                        of two sub accounts: (a) "Sub
                                        Account 1"; and (b) "Sub Account 2".
                                        Sub Account 1 shall be funded by the
                                        Company with the $175 million of
                                        cash contributed by Monsanto and/or
                                        the participants in the Rights
                                        Offering, and shall be used to
                                        reimburse Reorganized Solutia for
                                        costs associated with providing
                                        Other Post-Employment Benefits (as
                                        defined below) to Pre-Spin Retirees
                                        in accordance with the terms of this
                                        Agreement. Sub Account 2 shall be
                                        funded with the Retiree Shares (as
                                        defined below) and the proceeds of
                                        the sales thereof, and shall be used
                                        to reimburse Reorganized Solutia for
                                        costs associated with providing
                                        Other Post-Employment Benefits to
                                        Pre- and Post-Spin Retirees subject
                                        to and in accordance with the terms
                                        of this Agreement.

--------
(2) Monsanto was created on February 9, 2000, under the name "Monsanto Ag", as a wholly-owned subsidiary of Pharmacia, and changed its name to Monsanto Company on March 31, 2000. The Separation Agreement between Monsanto and Pharmacia was entered into as of September 1, 2000.

(3) Monsanto's contribution of cash to the Company to be placed in the Retiree Trust and cash and/or notes to Funding Co. will occur only in the event that the Rights Offering is not fully subscribed. In the event that the Rights Offering is not fully subscribed, Monsanto's contribution will ensure that the Retiree Trust receives $175 million in cash and that Funding Co. receives $75 million in funding.

THE RELATIONSHIP AGREEMENT              The mechanism by which Funding Co.
                                        will make contributions to
                                        Reorganized Solutia from the
                                        Environmental Account and the
                                        Unallocated Account shall be
                                        governed by an agreement (the
                                        "Relationship Agreement"), which
                                        will be executed by Reorganized
                                        Solutia, Funding Co, and Monsanto
                                        and which will be reasonably
                                        acceptable to the Creditors'
                                        Committee.

INVESTMENT OF RETIREE TRUST FUNDS       Cash held by the Retiree Trust
                                        shall, subject to the requirements
                                        of the Employee Retirement Income
                                        Security Act of 1974 and all of the
                                        rules and regulations promulgated
                                        thereunder, as amended ("ERISA") and
                                        the Internal Revenue Code, be
                                        invested by the Trustee (as defined
                                        below) in short-term,
                                        well-diversified, high quality
                                        investment instruments, with a
                                        primary objective of capital
                                        preservation, that are reasonably
                                        acceptable to Reorganized Solutia,
                                        including one or more of: (a)
                                        interest bearing accounts with a
                                        commercial bank having at least $10
                                        billion in assets (a "Qualified
                                                              ---------
                                        Financial Institution"); (b) direct
                                        ---------------------
                                        obligations of the United States;
                                        (c) obligations for which the full
                                        faith and credit of the United
                                        States is pledged to provide for the
                                        payment of principal and interest;
                                        (d) commercial paper rated in one of
                                        the four highest debt rating
                                        categories of Moody's Investor
                                        Services, Inc. and Standard & Poor's
                                        Corporation (without regard to
                                        gradation); (e) certificates of
                                        deposit issued by Qualified
                                        Financial Institutions; (f) bankers'
                                        acceptances issued by Qualified
                                        Financial Institutions; (g)
                                        repurchase agreements with Qualified
                                        Financial Institutions; (h) floating
                                        rate notes rated at least AA; (i)
                                        tax exempt municipal bonds and notes
                                        rated at least AA; and (j) money
                                        market funds (collectively, the
                                        "Permitted Investments").

REIMBURSEMENT OF OTHER POST-EMPLOYMENT  Following the Effective Date and
BENEFITS subject to the terms of the Retiree Trust Agreement (as defined below), every two weeks, the Retiree Trust shall reimburse Reorganized Solutia or its successors in cash from Sub Account 1 for its actual out-of-pocket costs, including all administrative costs, net of, among other things, Medicare reimbursements and Pre-Spin
                                        Retirees' medical expense
                                        contributions ("Net Costs"), for
                                        providing retiree medical, retiree
                                        life insurance and disability
                                        benefits (collectively, "Other
                                        Post-Employment Benefits" or
                                        "OPEB") to Pre-Spin Retirees
                                        following the Effective Date. The
                                        reimbursement shall be for 100% of
                                        such Net Costs for the first twelve
                                        (12) months after the Effective
                                        Date, and for 90% of such Net Costs
                                        thereafter until the funds in Sub
                                        Account 1 have been exhausted.

                                        In addition, following the
                                        Effective Date and subject to the
                                        terms of the Retiree Trust Agreement,
                                        every two weeks, the Retiree

                                        Trust shall reimburse Reorganized
                                        Solutia from Sub Account 2 for 100% of
                                        its actual out-of-pocket costs,
                                        including all administrative costs, net
                                        of, among other things, Medicare
                                        reimbursements and Pre and Post-Spin
                                        Retirees' medical expense
                                        contributions, for providing Other
                                        Post-Employment Benefits to Pre- and
                                        Post-Spin Retirees following the
                                        Effective Date until the funds in
                                        Sub Account 2 are exhausted;
                                        provided, however, that Reorganized
                                        --------  -------
                                        Solutia may only seek the
                                        reimbursements described above when
                                        cash or other securities or
                                        investments constituting Permitted
                                        Investments are available in Sub
                                        Account 2 and; provided further
                                                       -------- -------
                                        that, to the extent that Reorganized
                                        Solutia has not been reimbursed from
                                        Sub Account 1 for the same cost or
                                        expense, the funds in Sub Account 2
                                        shall be used to reimburse
                                        Reorganized Solutia for such current
                                        costs and expenses and shall be
                                        reserved in the following
                                        proportion: (a) 58% of all amounts
                                        deposited in Sub Account 2 during
                                        the term of the Retiree Trust
                                        Agreement, for Pre-Spin Retirees;
                                        and (b) 42% of all amounts deposited
                                        in Sub Account 2 during the term of
                                        the Retiree Trust Agreement, for
                                        Post-Spin Retirees.

MODIFICATION OF OTHER POST-             In consideration for the reduction
EMPLOYMENT BENEFITS(4)                  in credit risk for Retirees in
                                        connection with OPEB benefits, as a
                                        result of (a) the formation,
                                        structure and pre-funding of the
                                        Retiree Trust and the Unallocated
                                        Account and (b) Reorganized
                                        Solutia's improved creditworthiness
                                        (as compared to that of Solutia),
                                        Reorganized Solutia shall retain
                                        the rights and benefits reflected
                                        in the Company's 2005 budget and
                                        long range plan, including its
                                        rights and benefits under the
                                        "Forsberg Settlement".(5)

                                        All rights and benefits provided to
                                        the Retirees and the Company under
                                        the Forsberg Settlement and the
                                        Post-Settlement Plan (as defined
                                        herein) shall be preserved and not
                                        changed, unless specifically
                                        modified or eliminated by the terms
                                        of this Agreement, or as otherwise
                                        permitted to be modified or
                                        eliminated under the terms of the
                                        Forsberg Settlement or the
                                        Post-Settlement Plan. The Retirees'
                                        continuing post-employment rights
                                        and benefits shall be incorporated
                                        into a comprehensive
                                        post-employment medical and other
                                        benefits plan (the "2006 Retiree
                                        Welfare Plan").

                                        In accordance with the foregoing,
                                        Reorganized Solutia shall be

--------
(4) Capitalized terms, used but not defined in this section, shall have the meanings ascribed to them in the Forsberg Plan (as defined below).

(5) On November 1, 2001, Solutia, Monsanto, Pharmacia and representatives of the Retirees agreed to settle litigation related to medical benefits provided to Retirees (the "Forsberg Settlement"). Under the terms of the Forsberg Settlement, Solutia adopted and implemented the Solutia Inc. Medical Benefits Plan For Retirees (2002) (the "Forsberg Plan").

                                        permitted to implement the following
                                        changes to medical benefits for
                                        Retirees:

     DEDUCTIBLE AMOUNT                  50% of Medicare Part A Deductible.

     COVERED PROPORTION                 Plan pays 80%.

     RETAIL PRESCRIPTION DRUGS (UP TO   Participant pays 20% up to a $50
     30 DAY SUPPLY) CO-PAYMENT AMOUNT   maximum per prescription or refill.

     MAIL ORDER PRESCRIPTION DRUGS      Participant pays 20% per prescription
     (UP TO 90 DAY SUPPLY) CO-PAYMENT   or refill.
     AMOUNT

     INDIVIDUAL MAXIMUM AGGREGATE       $65,000.
     BENEFIT FOR EXPENSES INCURRED
     AFTER AGE 65

     PARTICIPANT MEDICAL EXPENSE        For all Forsberg Groups and
     CONTRIBUTION(6)                    Post-Settlement Retirees(7), the
                                        greater of 20% of the Annual Cost
                                        Per Covered Group or the Defined
                                        Dollar Limit Amount(8) as specified
                                        in Exhibit A hereto.
                                           ---------

                                        Subject to its rights under the
                                        terms of the Forsberg Settlement and
                                        the Post-Settlement Plan,
                                        Reorganized Solutia will not reduce
                                        the "Solutia Defined Dollar Limit"
                                        set forth on Exhibit A hereto.
                                                     ---------

      FORSBERG PLAN(9)                  The Company's right to modify its
                                        Other Post-Employment Benefits as
                                        permitted by the terms of the
                                        Forsberg Settlement shall be
                                        retained by Reorganized Solutia and
                                        shall be implemented on the
                                        Effective Date or any date
                                        thereafter. Specifically,
                                        Reorganized Solutia intends to
                                        exercise its absolute right to
                                        amend or terminate the Forsberg
                                        Plan as it applies on and after
                                        January 1, 2007, to any member of
                                        Groups IIB or V except as to a
                                        Participant or covered Dependent
                                        Spouse who is not then a Medicare
                                        Eligible Participant. Reorganized
                                        Solutia

--------

(6) Capitalized terms, used but not defined in this section, shall have the meanings ascribed to them in the Forsberg Plan.

(7) Solutia is not waiving any of its rights pursuant to the Solutia Inc. Medical Benefits Plan for Retirees (Post-Settlement) (the
     "Post-Settlement Plan") to make changes to the Participant Medical Expense Contribution or other provisions therein.

(8) The Defined Dollar Limit Amount shall be the difference between the Annual Cost Per Covered Group and the Solutia Defined Dollar Limit applicable to a Covered Group as delineated in Exhibit A.

(9) Capitalized terms, used but not defined in this section, shall have the meanings ascribed to them in the Forsberg Plan.

                                        intends to exercise its right to
                                        amend or terminate the Forsberg Plan
                                        as it applies to any Participant or
                                        covered Dependent Spouse who is a
                                        member of Groups IIB or V on the
                                        earlier of (a) the date such
                                        Participant or covered Dependent
                                        Spouse becomes a Medicare Eligible
                                        Participant if such date is after
                                        January 1, 2007, or (b) the
                                        fifteenth anniversary of the
                                        Settlement Date (October 19, 2016).
                                        Reorganized Solutia intends to
                                        exercise its right to amend or
                                        terminate the Forsberg Plan as to
                                        any covered Dependent Child of a
                                        Retired Employee on or after the
                                        later of (a) the date Reorganized
                                        Solutia could amend or terminate the
                                        Forsberg Plan as to such Retired
                                        Employee, or (b) the date
                                        Reorganized Solutia could amend or
                                        terminate the Forsberg Plan as to
                                        such Retired Employee's covered
                                        Dependent Spouse.

                                        In addition, for Participants who
                                        are not Medicare Eligible
                                        Participants, any Deductible
                                        Amount, any Covered Proportion
                                        until a Maximum Out-of-Pocket
                                        Amount is reached, any Covered
                                        Proportion after a Maximum
                                        Out-of-Pocket Amount is reached,
                                        and any Maximum Out-of-Pocket
                                        Amounts for a Plan Year shall be
                                        determined under the Solutia Inc.
                                        Salaried and Non-Union Hourly
                                        Employees' Medical Benefits Plan,
                                        and its successors (the "Active
                                        Plan") and Medical Plan Choice
                                        elected by the Covered Group.
                                        Covered Medical Expenses with
                                        respect to a Participant or Covered
                                        Dependent who is not a Medicare
                                        Eligible Participant shall be
                                        determined under the Active Plan.
                                        Participants who are not Medicare
                                        Eligible Participants and whose
                                        benefits were subject to a
                                        collective bargaining agreement and
                                        the Covered Dependents of such
                                        Participants shall receive
                                        prescription drug benefits on the
                                        same terms and conditions as under
                                        the Active Plan.

                                        The terms of the OPEB benefits
                                        provided under the Forsberg Plan
                                        that are not otherwise modified by
                                        the terms hereof shall be included
                                        in the 2006 Retiree Welfare Plan,
                                        subject to the terms and conditions
                                        set forth in the Forsberg Plan.

     POST-SETTLEMENT PLAN               The Company's right to make
                                        modifications permitted by the
                                        terms of the Post-Settlement Plan
                                        for Retirees who were not part of
                                        the Forsberg Settlement shall be
                                        retained by Reorganized Solutia and
                                        shall be implemented on the
                                        Effective Date or on any date
                                        thereafter.

     MEDICARE PART D                    Reorganized Solutia shall retain
                                        100% of any subsidy related to
                                        Medicare prescription drug coverage
                                        ("Medicare Part D"). Any
                                        reimbursement received by
                                        Reorganized Solutia will not be
                                        applied to determine the Medical
                                        Expense Contribution required of
                                        Retirees for participation in the
                                        2006 Retiree Welfare Plan.

     NOTIFICATION OF MAXIMUM AGGREGATE  Medicare eligible Retirees who
     BENEFIT exceed 60 percent and 85 percent of the Maximum Aggregate Benefit will receive a notification of the medical and pharmacy benefits applied toward the Maximum Aggregate Benefit. Upon reaching the Maximum Aggregate Benefit, Retirees will receive a notice of coverage termination. Such notices shall include a summary of medical and pharmacy benefits applied toward the Maximum Aggregate Benefit through December 31, 2001, and annual amounts applied thereafter. Such Retirees shall retain their rights under ERISA to appeal any such calculation, although the calculations shall bind any Retiree who fails to timely appeal such calculation. Amounts paid by the Company for each Retiree shall be included in the calculation of the Maximum Aggregate Benefit, even if such amounts are later reimbursed by government subsidies under Medicare.

     2006 RETIREE WELFARE PLAN          The 2006 Retiree Welfare Plan will
                                        modify, amend and supersede the
                                        terms of the Forsberg and
                                        Post-Settlement Plans as provided
                                        in this Agreement.

                                        The 2006 Retiree Welfare Plan will
                                        be filed with the Bankruptcy Court
                                        at least 10 days prior to the
                                        hearing on confirmation of the Plan
                                        (the "Confirmation Hearing"), and
                                        the terms thereof shall be
                                        reasonably acceptable to the
                                        Retirees' Committee.

     PLAN SPONSORSHIP                   The Company and the Retirees each
                                        reserve all of their rights, if any,
                                        with respect to Reorganized
                                        Solutia's sponsorship of OPEB
                                        benefits.

     LIFE INSURANCE                     The 2006 Retiree Welfare Plan shall
                                        provide life insurance benefits to
                                        former employees covered under
                                        Solutia's retiree life insurance
                                        plan on the Effective Date
                                        consistent with the following:

                                           a)  for each former employee
                                               covered on the Effective
                                               Date who retired prior to
                                               January 1, 1986, such
                                               former employee's current
                                               life insurance coverage,
                                               up to a maximum coverage
                                               limit of $12,500;

                                           b)  for each former employee
                                               covered on the Effective
                                               Date who retired from
                                               January 1, 1986 through
                                               December 31, 2001, such
                                               former employee's current
                                               life insurance coverage,
                                               up to a maximum coverage
                                               limit of $10,000; and

                                           c)  for each former employee
                                               covered on the Effective
                                               Date who retired after
                                               December 31, 2001, the
                                               life insurance benefit
                                               will be eliminated.

                                        These life insurance benefits shall
                                        not be subject to change. These life
                                        insurance benefits shall continue in
                                        the event that any recipient is not
                                        covered for medical benefits under
                                        the 2006 Retiree Welfare Plan.

RETIREE TRUST                           The Retiree Trust shall be
                                        established on the Effective Date.
                                        To the extent permitted under ERISA
                                        and the Internal Revenue Code, the
                                        Retiree Trust shall hold in trust
                                        all assets contributed thereto.

                                        The trustee for the Retiree Trust
                                        (the "Trustee") shall be a
                                        qualified institutional trustee
                                        selected by the Company and
                                        reasonably acceptable to the
                                        Retirees' Committee and the
                                        Creditors' Committee.

                                        At least 10-days prior to the
                                        Confirmation Hearing, the Retirees'
                                        Committee shall appoint a 3-person
                                        liaison committee (the "Retiree
                                        Liaison Committee"). The duties of
                                        the Retiree Liaison Committee shall
                                        be set forth in the 2006 Retiree
                                        Welfare Plan. Subject to the
                                        requirements of, and solely to the
                                        extent permitted by, ERISA and the
                                        Internal Revenue Code, the Trustee
                                        shall have the authority to
                                        reimburse all reasonable, actual,
                                        out-of-pocket expenses incurred by
                                        the members of the Retiree Liaison
                                        Committee in the performance of
                                        their duties; provided, however,
                                                      --------  -------
                                        that such reimbursements shall not
                                        exceed $3,000 in the aggregate in
                                        any calendar year.

                                        The duties and powers of the
                                        Trustee shall be enumerated in a
                                        trust instrument (the "Retiree
                                        Trust Agreement") subject to the
                                        requirements of ERISA and the
                                        Internal Revenue Code and
                                        reasonably acceptable to the
                                        Company, Monsanto, the Creditors'
                                        Committee and the Retirees'
                                        Committee. The Retiree Trust
                                        Agreement shall provide for:

                                        1.  Payment (within 10 days from
                                            the submission of detailed
                                            invoices to the Trustee) of
                                            Reorganized Solutia's requests
                                            for reimbursement from the
                                            Retiree Trust in compliance
                                            with the terms of this
                                            Agreement and the 2006 Retiree
                                            Welfare Plan.

                                        2.  The Trustee's ability to sell
                                            the Retiree Shares (defined
                                            below) and use the proceeds of
                                            such sales to reimburse
                                            Reorganized Solutia in
                                            accordance with the terms of
                                            this Agreement and the 2006
                                            Retiree Welfare Plan. Neither
                                            Reorganized Solutia, Monsanto,
                                            Funding Co., nor any of their
                                            respective agents, directors,
                                            officers or employees, shall
                                            have or assume any liability
                                            with respect to any decision by
                                            the Trustee to sell or not sell
                                            the Retiree Shares held in the
                                            Retiree Trust at any given
                                            time.

                                        3.  In the event that no Pre-Spin
                                            Retirees are participating in
                                            the 2006 Retiree Welfare Plan,
                                            any amounts remaining in the
                                            Retiree Trust shall be used to
                                            reimburse Reorganized Solutia
                                            for costs incurred in
                                            connection with providing Other
                                            Post-Employment Benefits to
                                            Post-Spin Retirees. In the
                                            event that no Pre-Spin Retirees
                                            and fewer than 100 Post-Spin
                                            Retirees are participating in
                                            the 2006 Retiree Welfare Plan,
                                            the amounts remaining in the
                                            Retiree Trust shall be used to
                                            reimburse Reorganized Solutia
                                            for costs incurred in providing
                                            Other Post-Employment Benefits
                                            to Post-Spin Retirees and
                                            medical and other welfare benefits
                                            to Reorganized Solutia's active
                                            employees.

RETIREE CLAIM                           The Retirees, as a class, shall be
                                        entitled to an Allowed(10)
                                        non-priority unsecured claim in the
                                        aggregate amount of $35 million (the
                                        "Retiree Claim"), based on
                                        reductions in OPEB that the Company
                                        could not have unilaterally imposed
                                        on Retirees pursuant to the terms of
                                        the Forsberg Settlement and its
                                        other rights. In full and complete
                                        satisfaction of the Retiree Claim,
                                        and for the benefit of all Retirees,
                                        Reorganized Solutia shall contribute
                                        to the Retiree Trust, subject to any
                                        consents or approvals required under
                                        ERISA and the Internal Revenue Code
                                        (including, for the avoidance of
                                        doubt, the obtaining of an exemption
                                        from any "prohibited transactions",
                                        as defined in Section 4975 of the
                                        Internal Revenue Code or Section 406
                                        of ERISA), the number of shares of
                                        New Common Stock necessary to
                                        provide a recovery on account of the
                                        Retiree Claim that is equal to the
                                        implied recovery for General
                                        Unsecured Creditors (as defined in
                                        the Plan) prior to any adjustments
                                        or dilution to General Unsecured
                                        Creditor recoveries described in the
                                        Plan, based on (i) the aggregate
                                        equity value in Reorganized Solutia
                                        distributable to General Unsecured
                                        Creditors prior to any such
                                        adjustment as approved by the
                                        Bankruptcy Court (or the mid-point
                                        of the range of values established
                                        by the Bankruptcy Court), and (ii)
                                        the mid-point of the range of
                                        projected final aggregate amounts of
                                        General Unsecured Claims, including
                                        the Retiree Claim, as set forth in
                                        the disclosure statement filed in
                                        connection with the Plan and
                                        approved by the Bankruptcy Court
                                        (the "Implied Recovery"), provided,
                                                                  --------
                                        however, that the number of shares
                                        -------
                                        of New Common Stock distributed to
                                        the Retiree Trust in satisfaction of
                                        the Retiree Claim (collectively, the
                                        "Retiree Shares") shall be subject
                                        to pro-rata dilution on account of
                                        the Incentive Stock Option Plan (as
                                        defined in the Plan).
                                        Notwithstanding anything contained
                                        in the preceding sentence to

--------
(10) "Allowed" shall mean any claim that is determined to be a valid claim in the Company's chapter 11 cases based on the Company's schedules or through settlement, litigation or otherwise.

                                        the contrary, in the event that the
                                        consents and approvals described
                                        above have not been obtained within
                                        30 days from the Effective Date, in
                                        full and complete satisfaction of
                                        the Retiree Claim, Reorganized
                                        Solutia shall deposit Retiree Shares
                                        in the Retiree Trust equal to 10% of
                                        the value of the Retiree Trust on
                                        such date; provided that the value
                                                   --------
                                        of such contribution shall not
                                        exceed the Implied Recovery; and
                                        provided further that if the
                                        -------- -------
                                        contribution of Retiree Shares to
                                        the Retiree Trust in accordance with
                                        the foregoing and/or the holding of
                                        the Retiree Shares by the Retiree
                                        Trust would constitute or result in
                                        a "prohibited transaction", as
                                        defined in Section 4975 of the
                                        Internal Revenue Code or Section 406
                                        of ERISA, the Retiree Shares shall
                                        be sold and the proceeds of such
                                        sale shall be contributed to the
                                        Retiree Trust in lieu of the Retiree
                                        Shares under circumstances
                                        reasonably agreed to between the
                                        Retirees' Committee and the Company.

                                        The Retiree Shares and the proceeds
                                        from sales thereof shall be held in
                                        Sub Account 2 and shall be used to
                                        reimburse Reorganized Solutia in
                                        accordance with the terms of this
                                        Agreement and the 2006 Retiree
                                        Welfare Plan.

                                        The Company and the Retirees'
                                        Committee agree to use their
                                        reasonable efforts to assist in
                                        seeking any exemption of the
                                        application of the "prohibited
                                        transactions" rules described in
                                        this section with respect to the
                                        number of Retiree Shares to be
                                        distributed to the Retiree Trust.

                                        Any and all claims filed by
                                        individual Retirees on account of
                                        reductions in their OPEB benefits
                                        as a result of the Company's
                                        chapter 11 cases, shall be
                                        disallowed and expunged from the
                                        Company's claims register on the
                                        Effective Date as duplicative of the
                                        Retiree Claim.

RELEASE In consideration of Monsanto's agreement to, among other things, make the Monsanto Funding Co. and Retiree Trust Contributions and Pharmacia's agreement to waive certain indemnity claims against the Company, which will
                                        collectively enable Reorganized
                                        Solutia to satisfy its OPEB
                                        obligations to Retirees as modified
                                        by the Retiree Settlement, and
                                        improve Reorganized Solutia's
                                        creditworthiness, which
                                        consideration is integral to the
                                        effectuation of the Plan, the
                                        consummation of any transactions
                                        contemplated thereby and
                                        Reorganized Solutia's ability to
                                        perform its prospective
                                        obligations, upon the Effective
                                        Date, the Retirees' Committee, its
                                        members and professionals, the
                                        Retirees and each of their
                                        respective officers, directors,
                                        employees, heirs, executors,
                                        administrators, successors and
                                        assigns (collectively, the "Retiree
                                        Parties") shall hereby be
                                        deemed to have released and
                                        discharged the Company, Monsanto,
                                        Pharmacia, any employee benefit
                                        plans of Monsanto or Pharmacia and
                                        their respective officers,
                                        directors, employees, affiliates,
                                        successors, assigns,
                                        representatives, agents, advisors
                                        and professionals (collectively, the
                                        "Released Parties") from, and the
                                        order confirming the Plan (the
                                        "Confirmation Order") and the order
                                        approving the terms of this
                                        Agreement (the "Retiree Approval
                                        Order") shall operate as an
                                        injunction against, the commencement
                                        or continuation of any action, the
                                        employment of process, or any act to
                                        collect, recover or offset, any
                                        "claim" (as defined in section
                                        101(5) of the Bankruptcy Code) and
                                        any "debt" (as that term is defined
                                        in section 101(12) of the Bankruptcy
                                        Code), related to "retiree benefits"
                                        (as defined in section 1114(a) of
                                        the Bankruptcy Code), including the
                                        partial reservation of claims in the
                                        class action settlement approved by
                                        the U.S. District Court for the
                                        Northern District of Florida,
                                        Pensacola Division, in Solutia Inc.
                                        v. Forsberg, et al., No. 3:98CV237,
                                        whether such claim is reduced to
                                        judgment or not, liquidated or
                                        unliquidated, contingent or
                                        noncontingent, asserted or
                                        unasserted, fixed or not, matured or
                                        unmatured, disputed or undisputed,
                                        legal or equitable, known or unknown
                                        that the Retiree Parties had, have
                                        or may have against the Released
                                        Parties. This Agreement, the Plan
                                        and any order approving the Retiree
                                        Settlement shall provide for and
                                        effectuate a discharge of the
                                        Released Parties to the fullest
                                        extent permitted by applicable law
                                        with respect to any and all claims
                                        of the Retiree Parties related to
                                        "retiree benefits" (as defined in
                                        section 1114(a) of the Bankruptcy
                                        Code); provided, however, that the
                                               --------  -------
                                        foregoing shall not release and
                                        discharge (a) Reorganized Solutia
                                        from the performance of its
                                        obligations under this Agreement, or
                                        (b) Monsanto from the performance of
                                        its obligations under this
                                        Agreement.

EXCULPATION                             The Plan and Confirmation Order shall
AND LIMITATION OF LIABILITY             provide that the Retirees' Committee
                                        and each of its current and former
                                        members agents, advisors and
                                        professionals, in each case in their
                                        capacity as such, shall not have or
                                        incur any liability to, or be
                                        subject to any right of action by,
                                        any Holder of a Claim (as defined in
                                        the Plan), or any other party in
                                        interest, or any of their respective
                                        agents, direct or indirect
                                        shareholders, employees,
                                        representatives, financial advisors,
                                        attorneys or affiliates, or any of
                                        their respective successors or
                                        assigns, for any act or omission in
                                        connection with, relating to, or
                                        arising out of, the Chapter 11
                                        Cases, the pursuit of confirmation
                                        of the Plan, the consummation of the
                                        Plan, or the administration of the
                                        Plan or the property to be
                                        distributed under the Plan, except
                                        for their willful misconduct,
                                        criminal conduct, misuse of
                                        confidential information that causes
                                        damages, fraud, ultra vires acts or
                                        gross negligence, and in all
                                        respects shall be entitled to rely
                                        reasonably upon the advice of
                                        counsel with respect to their duties
                                        and responsibilities under the Plan.

STAY OF APPEAL                          Upon the execution of this
                                        Agreement, the Company and the
                                        Retirees' Committee will jointly
                                        seek to stay the appeal, captioned
                                        Solutia Inc. et al. v. Official
                                        Committee of Retirees (Civil no.
                                        04-CIV-9587 (KMK)), pending before
                                        the United States District Court
                                        for the Southern District of New
                                        York, pending approval of the
                                        Retiree Settlement. On the
                                        Effective Date, this appeal shall be
                                        deemed withdrawn with prejudice.

WITHDRAWAL OF ADVERSARY                 On the Effective Date, that certain
PROCEEDINGS                             adversary proceeding, captioned, The
                                        Official Committee of Retirees v.
                                        Solutia, Inc., Pharmacia Corporation
                                        and Monsanto Company (Adv. Proc. no.
                                        04-03057 (PCB)) shall be deemed
                                        withdrawn with prejudice.

RETIREE APPROVAL ORDER                  The Retiree Approval Order shall (i)
                                        approve the terms of this Agreement,
                                        including all releases, injunctions,
                                        exculpations and limitations of
                                        liability contained herein, pursuant
                                        to section 1114 of the Bankruptcy
                                        Code, Bankruptcy Rule 9019 and any
                                        other applicable provisions of the
                                        Bankruptcy Code and Bankruptcy
                                        Rules; (ii) direct the Company and
                                        the Retirees' Committee to file a
                                        copy of this Agreement and the
                                        Retiree Approval Order with the U.S.
                                        District Court for the Northern
                                        District of Florida, Pensacola
                                        Division, in Solutia Inc. v.
                                        Forsberg, et al., No. 3:98CV237;
                                        (iii) specify that the prior order
                                        approving the Forsberg Settlement
                                        and the Forsberg Plan has been
                                        superseded in all respects by the
                                        terms of this Agreement; (iv)
                                        provide that the Retirees' Committee
                                        is authorized and empowered to
                                        execute and deliver this Agreement
                                        on behalf of the Retirees pursuant
                                        to section 1114(e)(1)(B) of the
                                        Bankruptcy Code; and (v) expressly
                                        reserve exclusive jurisdiction for
                                        the enforcement of the terms of this
                                        Agreement and the Retiree Settlement
                                        in the United States Bankruptcy
                                        Court for the Southern District of
                                        New York.

SUPPORT The Retirees' Committee agrees to support confirmation of the Plan filed by Solutia with the Bankruptcy Court.

                                        The Company, the Retirees'
                                        Committee, Monsanto and the
                                        Creditors' Committee agree to
                                        support the Retiree Settlement
                                        consistent with the terms set forth
                                        herein, including by, among other
                                        things, seeking Bankruptcy Court
                                        approval of the Retiree Settlement,
                                        pursuant to Bankruptcy Rule 9019. In
                                        addition, the Retirees' Committee
                                        will assist the Company and Monsanto
                                        in ensuring proper service of such
                                        motion and the terms of this
                                        Agreement is made on all Retirees.

CHANGED CIRCUMSTANCES                   Notwithstanding anything contained
                                        herein to the contrary, this
                                        Agreement shall terminate and be of
                                        no further force or effect if, and
                                        only if, prior to the Effective
                                        Date: (i) that certain adversary
                                        proceeding, captioned Official
                                        Committee of Equity Security
                                        Holders of Solutia, Inc., v.
                                        Monsanto Company, and Pharmacia
                                        Corporation (Case Nos. 03-17949
                                        (PCB)) results in a final, binding
                                        and non-appealable determination by
                                        a court of competent jurisdiction
                                        that Monsanto and/or Pharmacia are
                                        solely responsible for liabilities
                                        in connection with Pre-Spin OPEB
                                        benefits, and the Company is fully
                                        and unconditionally discharged from
                                        any and all direct or indirect
                                        obligations with respect to the
                                        OPEB benefits or the Pre-Spin
                                        Retirees; (ii) Solutia's chapter 11
                                        cases currently pending before the
                                        Bankruptcy Court are converted to a
                                        case under chapter 7 of the
                                        Bankruptcy Code; or (iii) the Plan
                                        is modified such that the holders
                                        of General Unsecured Claims against
                                        the Company, other than the holders
                                        of Convenience Claims (as defined
                                        in the Plan), are to receive cash
                                        from Reorganized Solutia totaling
                                        more than 2% of the aggregate
                                        Allowed amount of General Unsecured
                                        Claims on account of such
                                        claims and the Retirees do not.

         IN WITNESS WHEREOF, the undersigned, intending to be bound by the terms of this Agreement, have caused this Agreement to be executed by its duly authorized officer, in each case as of this 13th day of February, 2006.



                                       SOLUTIA INC.


                                       /s/Jeffry N. Quinn
                                       ----------------------------------------
                                       By: Jeffry N. Quinn
                                       Its: President & Chief Executive Officer



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                                     14

                                       THE OFFICIAL COMMITTEE OF RETIREES OF
                                       SOLUTIA INC.


                                       /s/Daniel D. Doyle
                                       -------------------------------------
                                       By: Spencer Fane Britt Browne LLP
                                       Its: Co-counsel



                                       /s/R. Scott Williams
                                       -------------------------------------
                                       By: Haskell Slaughter Young & Rediker
                                       Its: Co-counsel



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                                     15

                                       THE OFFICIAL COMMITTEE OF RETIREES
                                       OF SOLUTIA INC.


                                       /s/Kenneth M. Kettler
                                       ----------------------------------
                                       By: Kenneth M. Kettler
                                       Its: Chairman



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                                     16

                                       MONSANTO COMPANY


                                       /s/Charles W. Burson
                                       ----------------------------------
                                       By: Charles W. Burson
                                       Its: Secretary and General Counsel



                   [Signatures Continue on the Next Page]

                                       THE OFFICIAL COMMITTEE OF UNSECURED
                                       CREDITORS OF SOLUTIA INC.


                                       /s/James R. Savin
                                       --------------------------------------
                                       By: Akin Gump Strauss Hauer & Feld LLP
                                       Its: Counsel

                                                              EXECUTION COPY


                                  Exhibit A
                                  ---------

For each Plan Year, each Participant of Groups IA and IIIA shall pay an annual Medical Expense Contribution equal to the greater of 20% of the Annual Cost Per Covered Group, or the applicable Defined Dollar Limit Amount(11) as determined by the following table:

---------------------------------------------------------------------------------------------------------------------
                                                                SOLUTIA DEFINED DOLLAR LIMIT
--------------------------------------------------------------------------------------------------------------------
                                                RETIREE (OR SURVIVING                RETIREE (OR SURVIVING
COVERED GROUP                                   SPOUSE) BEFORE AGE 65                SPOUSE) AFTER AGE 65
--------------------------------------------------------------------------------------------------------------------
Retiree Only                                           $6,600                                $2,000
--------------------------------------------------------------------------------------------------------------------
Surviving Spouse Only                                  $5,100                                $1,650
--------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (under 65)                          $11,700                               $7,100
--------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (over 65)                           $7,950                                $3,650
--------------------------------------------------------------------------------------------------------------------
Retiree and Child(ren)                                 $9,000                                $4,400
--------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (under 65) and
Child(ren)                                             $14,100                               $9,500
--------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (over 65) and
Child(ren)                                             $10,350                               $6,050
--------------------------------------------------------------------------------------------------------------------

For each Plan Year, each Participant of Groups IB and IIIB shall pay an annual Medical Expense Contribution equal to the greater of 20% of the Annual Cost Per Covered Group, or the applicable Defined Dollar Limit Amount as determined by the following table:

---------------------------------------------------------------------------------------------------------------------
                                                                SOLUTIA DEFINED DOLLAR LIMIT
--------------------------------------------------------------------------------------------------------------------
                                                RETIREE (OR SURVIVING                RETIREE (OR SURVIVING
COVERED GROUP                                   SPOUSE) BEFORE AGE 65                SPOUSE) AFTER AGE 65
--------------------------------------------------------------------------------------------------------------------
Retiree Only                                           $6,600                                $1,800
--------------------------------------------------------------------------------------------------------------------
Surviving Spouse Only                                  $5,100                                $1,475
--------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (under 65)                          $11,700                               $6,900
--------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (over 65)                           $7,950                                $3,275
--------------------------------------------------------------------------------------------------------------------
Retiree and Child(ren)                                 $9,000                                $4,200
--------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (under 65) and
Child(ren)                                             $14,100                               $9,300
--------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (over 65) and
Child(ren)                                             $10,350                               $5,675
--------------------------------------------------------------------------------------------------------------------

--------
(11) The Defined Dollar Limit Amount shall be the difference between the Annual Cost Per Covered Group and the Solutia Defined Dollar Limit applicable to a Covered Group as delineated in this Exhibit A.
                                                         ---------

For each Plan Year, each Participant of Groups IIA, IIB, IV and V and Post-Settlement Participants shall pay an annual Medical Expense
Contribution equal to the greater of 20% of the Annual Cost Per Covered Group, or the applicable Defined Dollar Limit Amount(12) as determined by the following table:

---------------------------------------------------------------------------------------------------------------------
                                                                SOLUTIA DEFINED DOLLAR LIMIT
--------------------------------------------------------------------------------------------------------------------
                                                RETIREE (OR SURVIVING                RETIREE (OR SURVIVING
COVERED GROUP                                   SPOUSE) BEFORE AGE 65                SPOUSE) AFTER AGE 65
--------------------------------------------------------------------------------------------------------------------
Retiree Only                                           $6,600                                $1,650
--------------------------------------------------------------------------------------------------------------------
Surviving Spouse Only                                  $5,100                                $1,350
--------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (under 65)                          $11,700                               $6,750
--------------------------------------------------------------------------------------------------------------------
Retiree and Spouse (over 65)                           $7,950                                $3,000
--------------------------------------------------------------------------------------------------------------------
Retiree and Child(ren)                                 $9,000                                $4,050
--------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (under 65) and
Child(ren)                                             $14,100                               $9,150
--------------------------------------------------------------------------------------------------------------------
Retiree, Spouse (over 65) and
Child(ren)                                             $10,350                               $5,400
--------------------------------------------------------------------------------------------------------------------

--------
(12) Solutia is not waiving any of its rights pursuant to the Post-Settlement Plan to make changes to the Participant Medical Expense Contribution or other provisions therein.

                                    -2-